Andrew I. Silfen (AS-1264)
Schuyler G. Carroll (SC-1234)
Arent Fox PLLC
1675 Broadway
New York, NY 10019
(212) 484-3900

Attorneys for the Debtors

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Chapter 11

IDEAL ACCENTS, INC., et al.,	Case No. 04-16632 (ALG)

Debtors.	(Jointly Administered)

SECOND AMENDED DISCLOSURE STATEMENT FOR PLAN FOR THE DEBTORS
IDEAL ACCENTS, INC. ET AL. PROPOSED BY THE DEBTORS-IN-POSSESSION

THIS IS NOT A SOLICITATION OF ACCEPTANCE OR REJECTION OF THE PLAN. ACCEPTANCES OR REJECTIONS MAY NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT. THIS DISCLOSURE STATEMENT IS BEING SUBMITTED FOR APPROVAL BUT HAS NOT BEEN APPROVED BY THE COURT.

PLEASE READ THIS DISCLOSURE STATEMENT CAREFULLY. THIS DISCLOSURE STATEMENT CONTAINS INFORMATION THAT MAY BEAR UPON YOUR DECISION TO ACCEPT OR REJECT THE PLAN OF REORGANIZATION WHICH IS ENCLOSED WITH THIS DISCLOSURE STATEMENT. THE DEBTORS BELIEVE THAT ACCEPTANCE OF THE PLAN OF REORGANIZATION IS IN THE BEST INTEREST OF THE DEBTORS AND THEIR CREDITORS.

PRELIMINARY STATEMENT

On October 13, 2004, Ideal Accents, Inc. ("Ideal") commenced a bankruptcy case by filing a voluntary petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New York (the "Bankruptcy Court"). On January 5, 2005, Ideal Accents, Inc., filed Chapter 11 petitions for two of its non-operating U.S. Subsidiaries: Ideal Accents, Inc. (Ferndale) (“Ferndale”) and T.O.E., Inc. (“TOE,” and together with Ferndale, the “U.S. Subsidiaries”).

Ideal, Ferndale, and T.O.E., Inc. (collectively, the “Debtors”) have remained in possession of their property and continued in the management and operations of its affairs as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. On December 20, 2004, the first meeting of creditors was held pursuant to Section 341 of the Bankruptcy Code. On February 7, 2005, counsel to an Ad Hoc Committee of Creditors filed a Notice of Appearance. The Ad Hoc Committee is composed of three creditors holding claims against Ideal Accents, Inc.: Roger Holt, DGI Investors, and Medallion Capital Corp. No official committee, trustee or examiner has been appointed to date.

Pursuant to Section 1125 of the Bankruptcy Code, the Debtors hereby submit this Disclosure Statement (the "Disclosure Statement") for its Plan of Reorganization (the "Plan"). A copy of the Plan accompanies this Disclosure Statement as EXHIBIT "A". Unless otherwise defined herein, capitalized terms used in this Disclosure Statement are defined in Article I of the Plan or are defined in the Bankruptcy Code or the Bankruptcy Rules.

SUMMARY OF THE DEBTORS’ PLAN

The Plan has five components:

(i) payment to the creditors of Ideal of post-reverse common shares through the issuance of new securities;

(ii) satisfaction of the Debtors’ debtor-in-possession financing claims through the issuance of common shares;

(iii) merger of Ideal with DAG;

(iv) appointment of an Estate Representative to prosecute Causes of Action including but not limited to avoidance actions arising from pre-petition transfers of assets belonging to Ideal’s subsidiaries and to administer and distribute estate assets and proceeds of Causes of Action for the benefit of creditors; and

(v) roll-back of currently issued and outstanding shares of Ideal to 25,000 total shares on a pro rata basis.

IN THE OPINION OF THE DEBTORS, THE TREATMENT OF CREDITORS AND INTEREST HOLDERS UNDER THE PLAN CONTEMPLATES A GREATER RECOVERY THAN THAT WHICH IS LIKELY TO BE ACHIEVED UNDER ANY OTHER ALTERNATIVE FOR THE REORGANIZATION OF THE DEBTORS, OR THE LIQUIDATION OF THE DEBTORS UNDER CHAPTER 7 OF THE BANKRUPTCY CODE. ACCORDINGLY, THE DEBTORS BELIEVE THAT CONFIRMATION OF THE PLAN IS IN THE BEST INTERESTS OF THE DEBTORS’ CREDITORS AND INTEREST HOLDERS AND RECOMMENDS THAT YOU VOTE TO ACCEPT THE PLAN.

ARTICLE I

INTRODUCTION

A.    Purpose of this Disclosure Statement.

This Disclosure Statement has been prepared by the Debtors and delivered to all known parties ordinarily entitled to vote on a plan of reorganization in a chapter 11 bankruptcy case for the purpose of disclosing information that will allow such parties to make an informed decision when exercising their rights, if any, to vote to accept or reject or otherwise object to the plan. This Disclosure Statement summarizes the Plan and outlines certain information relating to the Plan and the process which the Bankruptcy Court will follow in determining whether to confirm the Plan. This Disclosure Statement does not purport to be a complete description of the Plan and, therefore, you should examine the Plan document itself carefully.

This Disclosure Statement contains information on the following topics:

(1)	The history of the Debtors and significant events which have occurred prior to and during the bankruptcy;
(2)	The treatment of Claims against and Interests in the Debtors (i.e., what holders of Claims and Interests will receive if the Plan is confirmed);
(3)	Who may vote on the Plan or object to the Plan;
(4)	How the Bankruptcy Court will determine whether to confirm the Plan; and
(5)	The legal effect of confirmation of the Plan.

You are urged to read the contents of the Disclosure Statement in order to determine what rights you may have to vote on or object to the Plan and before making any decision on any such course of action. Particular attention should be directed to the provisions of the Plan affecting or impairing your rights as they existed before the institution of this bankruptcy proceeding. Please note, however, that this Disclosure Statement cannot tell you everything about your rights. For instance, this Disclosure Statement cannot and does not provide a complete description of the financial status of the Debtors, all of the applicable provisions of the Bankruptcy Code, or other matters that may be deemed significant by creditors and other parties in interest. You are also encouraged to consult with your lawyers and/or advisors as you review and consider the Disclosure Statement and the Plan to enable you to obtain more specific advice on how the Plan will affect you. If there are any inconsistencies between the Plan and the Disclosure Statement, the Plan provisions will govern.

B.    Representations / Limitations.

NO PERSON IS AUTHORIZED BY THE DEBTORS IN CONNECTION WITH THE PLAN OR THE SOLICITATION OF VOTES THEREON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED IN THIS DISCLOSURE STATEMENT AND THE EXHIBITS ANNEXED HERETO OR INCORPORATED BY REFERENCE OR REFERRED TO HEREIN, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEBTORS.

NO REPRESENTATIONS CONCERNING THE DEBTORS OR THE PLAN ARE AUTHORIZED OTHER THAN AS SET FORTH HEREIN. ANY REPRESENTATIONS OR INDUCEMENTS TO SECURE YOUR ACCEPTANCE OF THE PLAN OTHER THAN AS CONTAINED HEREIN SHOULD NOT BE RELIED UPON BY YOU.

THE INFORMATION CONTAINED HEREIN HAS BEEN PREPARED BY THE DEBTORS IN GOOD FAITH, BASED UPON UNAUDITED INFORMATION AVAILABLE TO THE DEBTORS AS OF THE DATE HEREOF. ALTHOUGH THE DEBTORS HAVE USED THEIR BEST EFFORTS TO ENSURE THAT SUCH INFORMATION IS ACCURATE THE INFORMATION CONTAINED HEREIN IS UNAUDITED. THE DEBTORS BELIEVE THAT THIS DISCLOSURE STATEMENT COMPLIES WITH THE REQUIREMENTS OF THE BANKRUPTCY CODE AND, UPON THE ADVICE OF SPECIAL SECURITIES COUNSEL, THE REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS AND REGULATIONS.

THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE AS OF THE DATE HEREOF, UNLESS ANOTHER TIME IS SPECIFIED HEREIN, AND DELIVERY OF THIS DISCLOSURE STATEMENT SHALL NOT CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH HEREIN SINCE THE DATE OF THIS DISCLOSURE STATEMENT AND THE DATE THE MATERIALS RELIED UPON IN PREPARATION OF THIS DISCLOSURE STATEMENT WERE COMPILED.

THE DISCLOSURE STATEMENT MAY NOT BE RELIED ON FOR ANY PURPOSE OTHER THAN TO DETERMINE HOW TO VOTE ON THE PLAN, AND NOTHING CONTAINED HEREIN SHALL CONSTITUTE AN ADMISSION OF ANY FACT OR LIABILITY BY ANY PARTY, OR BE ADMISSIBLE IN ANY PROCEEDING INVOLVING THE DEBTORS OR ANY OTHER PARTY, OR BE DEEMED CONCLUSIVE ADVICE ON THE TAX OR OTHER LEGAL EFFECTS OF THE PLAN ON HOLDERS OF CLAIMS AGAINST OR AN INTEREST IN THE DEBTORS.

THE DESCRIPTION OF THE PLAN CONTAINED IN THIS DISCLOSURE STATEMENT IS INTENDED AS A SUMMARY ONLY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN ITSELF, WHICH IS INCLUDED AS EXHIBIT "A" HERETO. EACH CREDITOR AND INTEREST HOLDER IS ENCOURAGED TO READ, CONSIDER AND CAREFULLY ANALYZE THE TERMS AND PROVISIONS OF THE PLAN.

THE DEBTORS BELIEVE THAT THIS DISCLOSURE STATEMENT CONTAINS INFORMATION OF A KIND AND IN SUFFICIENT DETAIL TO ENABLE A HYPOTHETICAL REASONABLE INVESTOR TYPICAL OF HOLDERS OF CLAIMS OF RELEVANT CLASSES TO MAKE AN INFORMED JUDGMENT CONCERNING WHETHER TO VOTE FOR OR AGAINST THE PLAN. THE BANKRUPTCY COURT HAS NOT VERIFIED THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND THE BANKRUPTCY COURT WILL CONSIDER APPROVAL OF THIS DISCLOSURE STATEMENT ON OCTOBER __, 2006.

FAILURE BY A CREDITOR, CREDITOR OR INTEREST HOLDER TO TIMELY CAST A BALLOT OR FILE AN OBJECTION TO CONFIRMATION OF THE PLAN IN ACCORDANCE WITH THE TERMS OF THE PLAN AND THE BANKRUPTCY CODE, SHALL CONSTITUTE AN AGREEMENT BY SILENCE TO ACCEPT THE TERMS CONTAINED IN THE PLAN.

THIS DISCLOSURE STATEMENT AND THE PLAN AT SECTION 10.1 ET. SEQ. PROVIDES FOR INJUNCTIVE RELIEF AS TO, AMONG OTHERS, THE DEBTORS, THE ESTATE, THE ESTATE REPRESENTATIVE AND ANY ENTITY INTO WHICH THE DEBTORS ARE MERGED OR WHICH MERGES INTO THE DEBTORS. THE PERMANENT INJUNCTIONS SET FORTH IN THE PLAN WILL APPLY TO HOLDERS OF ANY CLAIM, LIEN OR DEBT, WHETHER SECURED OR UNSECURED, PRIORITY TAX (FEDERAL OR STATE), NON-PRIORITY UNSECURED CLAIM OR ANY INTEREST IN THE DEBTORS. CREDITORS AND INTEREST HOLDERS WILL BE BOUND BY THESE INJUNCTIVE PROVISIONS UNLESS OBJECTING CREDITORS TIMELY FILE OBJECTIONS IN ACCORDANCE WITH THE PROVISIONS SET FORTH HEREIN AND APPEAR AT THE CONFIRMATION HEARING ON OCTOBER __, 2006, TO PROSECUTE ANY OBJECTION.

THIS DISCLOSURE STATEMENT HAS BEEN NEITHER APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE COMMISSION HAS SIMILARLY NOT REVIEWED THE ACCURACY OF THIS DISCLOSURE STATEMENT.

C.    Brief Explanation of Chapter 11.

Chapter 11 of the Bankruptcy Code provides the principal framework for the reorganization of the financial affairs of businesses and, in some instances, individuals. The filing of a petition in bankruptcy creates an estate comprised of all the debtors’ interests in property of any type as of the date the petition is filed. In a chapter 11 case, the debtor is typically authorized to remain in possession and control of its property and assets as a "debtor-in-possession." Upon the commencement and during the pendency of the case, the Bankruptcy Code imposes an automatic stay against attempts by creditors of the debtor to collect or enforce, through litigation or otherwise, claims against the debtor that arose prior to the commencement of the bankruptcy proceedings. In a chapter 11 case, the automatic stay provisions of the Bankruptcy Code are designed to allow the debtor time to develop, propose, confirm and implement a plan of reorganization which will provide for the payment and/or discharge of claims. The Bankruptcy Code also provides the debtor with an exclusive period of time (which may be extended) during which only the debtor may file and seek acceptances of a plan.

A plan of reorganization sets forth the proposed method of compensating the holders of claims against and interests in the debtor. The plan of reorganization may provide for reorganization of the debtors’ affairs, liquidation of the assets of the debtors’ estates, or a combination thereof. After the plan of reorganization has been filed, the holders of claims against and/or interests in a debtor may be permitted to vote to accept or reject the plan. The Bankruptcy Court must find that the plan of reorganization has received sufficient acceptances to satisfy the voting requirements of the Bankruptcy Code and meets a number of other statutory tests before it may confirm the plan of reorganization (see, generally, Articles V and VI below). These tests are designed to protect the rights of holders of claims or interests who do not vote to accept the plan of reorganization but who will nonetheless be bound by the plan's provisions if it is confirmed by the Bankruptcy Court.

Section 1125 of the Bankruptcy Code requires a plan proponent, before soliciting acceptances of the proposed plan, to prepare a disclosure statement containing adequate information of such kind, and in such detail, as to enable a hypothetical reasonable investor to make an informed judgment about the plan. As noted above, the Bankruptcy Court has determined that this Disclosure Statement meets that test.

D.    The Confirmation Hearing.

On October __, 2006 at __:__ a.m. (New York City time), the Court will conduct a hearing to consider the Debtors' request for confirmation of the Plan (the "Confirmation Hearing"). The Confirmation Hearing will be held before the Honorable Allan L. Gropper, United States Bankruptcy Judge, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Confirmation Hearing may be continued from time to time with notice only to those who have filed a timely objection to the Plan. The Confirmation Hearing may also be continued from time to time, without further notice, by announcement in open court on the day of the scheduled Confirmation Hearing or any continuance thereof.

ARTICLE II

BACKGROUND

A.    Description of the Debtors.

On January 21, 1999, Natquote Financial Inc. (“Natquote”) formed Interact Technologies, Inc. (“Interact”) under the laws of the State of Florida. Natquote was in the business of compiling and printing financial information with respect to Canadian public companies for investment professionals. On February 18, 1999, Interact changed its name to Fairhaven Technologies, Inc. (“Fairhaven”). Fairhaven business plan was to develop cancer treatment technology under a license agreement with the University of Illinois. On March 6, 1999, Natquote transferred ownership of Fairhaven to the shareholders of Natquote by declaring a dividend of one share of Fairhaven common stock for each share of common stock of Natquote.

In order to implement its business plan, Fairhaven required additional capital, which it intended to raise through a private placement of securities. The private placement was unsuccessful causing Fairhaven to abandon its business operations. From approximately June of 1999 until December 2001, Fairhaven did not have business operations of any kind.

On December 14, 2001, in connection with a reverse merger between six companies, Fairhaven changed its name to Ideal Accents, Inc. The reverse merger consolidated under one holding company - Ideal Accents, Inc. - the U.S. businesses of Joseph P. O’Connor and the Canadian businesses of Karim Suleman and Ayaz Somani. Attached hereto is a chart detailing the corporate structure EXHIBIT “B”.

On February 10, 2004, the Debtor became a public corporation listed on the OTC Bulletin Board (OTC Bulletin Board Symbol: IACE).

Prior to the Petition Date, the Debtors’ subsidiaries engaged primarily in the business of accessorizing cars and trucks at the new vehicle dealer level, one Canadian subsidiary provides automotive accessorizing related consulting services.

A typical business transaction proceeded as follows: (i) a new vehicle dealer offered Ideal’s accessories to its customer at the point of sale; (ii) the new vehicle dealer’s customer selected an Ideal add-on option(s) to be installed on the newly purchased vehicle; (iii) Ideal would then pick-up the vehicle from the dealer or send a mobile installation unit to the dealer; (iv) Ideal would install the add-on option(s) and deliver the vehicle back to the dealer; and (v) the new vehicle dealer would then deliver the vehicle to the customer. In most instances, therefore, Ideal’s direct client was the new vehicle dealer.

Ideal sought to become the premier North American automotive aftermarket accessorizer at the new vehicle dealer level through a growth strategy that included consolidating the highly fragmented industry into a branded network of installation shops and mobile installation units.

Prior to the Petition Date, the Debtors’ Board of Directors was comprised of Joseph P. O’Connor, Ayaz Somani and Karim Suleman (the “Board”). After authorizing the Chapter 11 filing in the Southern District of New York, Messrs. O’Connor and Somani resigned. The Debtors’ Board is now comprised of Mr. Suleman and an independent director. Another independent director resigned in January 2005.

Ideal Accents, Inc. is a holding company whose primary asset includes the stock of its wholly-owned U.S. and Canadian subsidiaries (the “Subsidiaries”).

The U.S. Subsidiary Operations - incorporated under the laws of the State of Michigan - included four wholly-owned Subsidiaries: (i) Ideal Accents, Inc. (Ferndale) (JTM, Inc. d/b/a Motor City Sunroof); (ii) Ideal Accents, Inc. (Ann Arbor); (iii) Ideal Accents, Inc. (Taylor); and (iv) T.O.E., Inc. In the Detroit market, these Subsidiaries, at their peak, serviced up to 78% of the new vehicle dealers. Prior to the Petition Date, operations of all four U.S. Subsidiaries were consolidated into the Ferndale location, and, as explained below, assets were transferred to a senior secured creditor in return for the forgiveness of certain debt. On January 5, 2005, Ferndale and TOE filed voluntary chapter 11 petitions.

The Canadian Subsidiary Operations - incorporated under the laws of Canada - include two wholly-owned Subsidiaries: (i) Ideal Accents (Nova Scotia Company); and (ii) Ideal Accents Holdings, Inc. (Somani Holdings, Inc. (d/b/a Automotive Sunroof Company) and AutoFun Canada, Inc.). In the Toronto market, these Subsidiaries, at their peak, serviced up to 40% of the new vehicle dealers.

The Subsidiaries were authorized by leading tier one suppliers to Original Equipment Manufacturers (“OEM”s) like General Motors, Ford and Toyota to sell and install their accessory products on vehicles in the aftermarket. The Subsidiaries maintained installation shops in the Metro Detroit and Lansing, Michigan areas and in the Metro Toronto area (Ontario, Canada). In addition to these shops, the Subsidiaries employed Mobile Installation Units, which offered dealers fast, efficient installation service of some of Ideal’s products right on-site. The Subsidiaries direct client, in most instances, was the dealer and the Subsidiaries were paid by the dealer. The Subsidiaries product line included styling accessories (sunroofs, leather seats, wood dashes, wheels, spoilers, ground effects, etc.), vehicle electronics (keyless entry, remote starters, vehicle tracking systems, GPS navigation systems, TVs, VCRs, DVDs, CD Changers, etc.) and performance enhancement parts (exhaust systems, etc). The Subsidiaries accessorizing services, therefore, addressed the styling and functional needs of new vehicle buyers and covered most vehicle makes and models.

Prior to the Petition Date, Ideal Accents, Inc., through its subsidiaries, borrowed $35,000 from Osage Ventures (“Osage”). Osage holds an unsecured claim. Osage is an entity controlled by David Lennox of Houston, Texas.

Since the Petition Date, Karim Suleman a founder and principal shareholder of the company has performed unpaid services for the Debtors. The Debtors do not own any real property.

As of the Petition Date, there were approximately 702 record and beneficial holders of the Debtors Common Stock. The most recent bid price for the Company's shares was $____ per share.

B.    Events Leading to the Filing of the Debtors' Chapter 11 Petition.

During the previous two years, Ideal Accents, Inc. and its Subsidiaries operated at a significant loss. On a consolidated basis, in 2002, the Debtor incurred losses of $1,235,251 on sales of $8,773,668; and in 2003, the Debtor incurred losses of $1,388,521 on sales of $7,573,344.

The Debtor also incurred one-time costs associated with the registration of its shares and its commencement of trading on the OTC Bulletin Board.

The Debtors’ objective for 2004 was to achieve consolidated annualized sales of up to $12,500,000 and a positive bottom line through a growth strategy that included the acquisition of owner-operated installation shops.1

The Debtor was unable to achieve its intended results due in part to a slowdown in the automotive industry experienced during the second half of 2004. This industry-wide slowdown caused the Debtor to revise its projected sales goals, acquisition strategy, and projected earnings. Accordingly, the Debtors’ plan to meet operating and financing needs for July 2004 - December 2004 was to seek alternate sources of equity and debt financing to support operations.

The Debtors’ principal stockholders had extended short-term loans to certain of the Subsidiaries. As an additional source of short-term funding, the Subsidiaries sold certain accounts receivable at a discount from their face value to a receivables “factoring” company.

Due to continued shortfalls in revenue and an inability to obtain financing, beginning in the Summer of 2004, the Debtor and the Subsidiaries began experiencing financial difficulties.

On September 11, 2004, the Board convened a special meeting to discuss the urgent financial condition of the company (the “September 11 Board Meeting”).2  During the September 11 Board Meeting, the Board resolved to authorize Mr. O’Connor to “commence an orderly liquidation” of the company which could include, but not be limited to, liquidating the company by an orderly liquidation of the assets and/or by filing a Chapter 11 bankruptcy; relinquishing corporate assets to secured creditors, with remaining assets used to make payments to unsecured creditors.

From June 30, 2004 to September 23, 2004 (based on an internally prepared balance sheet), Ideal’s assets declined from $1,313,210 to $302,300 primarily due to significant declines in accounts receivable and inventory. The decline in accounts receivable was attributed both to reductions in Ideal’s business and significantly greater factoring of receivables necessitated by its liquidity needs. The decline in inventory was attributed to Ideal’s inability to maintain substantial inventories with its financial resources.

The internally prepared September 23 balance sheet also reflected negative working capital close to $2,000,000 and total stockholders deficit in excess of $4,000,000. Those amounts included related-party indebtedness of approximately $2,000,000, the major portion of this indebtedness owing to AVG (OEAM), Inc.3

Two U.S. Subsidiaries, Ferndale and TOE, were notified by Citizens Bank that they were in default of a certain indebtedness that had an outstanding principal balance of approximately $230,000.00.

1  Unless otherwise indicated, all financial information is presented on an unaudited consolidated basis.
2  Mr. Somani was not present at the September 11 Board Meeting but did sign the Minutes.
3  AVG (OEAM), Inc. is controlled by Karim Suleman and Ayaz Somani both are shareholders of Ideal Accents, Inc.

On September 24, 2004, the Board convened a special meeting to discuss the company’s financial condition and courses of action (the “September 24 Board Meeting”).4  During the September 24 Board Meeting, the Board resolved to take action which could include but was not limited to: (i) voluntarily surrendering assets of two U.S. Subsidiaries to Citizens Bank in full satisfaction of amounts owing by the two U.S. Subsidiaries and for a release and discharge of Citizens Bank’s liens on assets of the two U.S. Subsidiaries; (ii) ceasing all operations in southeastern Michigan; (iii) authorizing the company to restructure and seek a merger partner in connection with a Chapter 11 bankruptcy filing. It was contemplated that assets surrendered to Citizens Bank would eventually be sold by Citizens Bank.

The Debtor was experiencing substantial negative working capital and had a large stockholders deficit. Accounts receivable and inventories remained substantially below totals from earlier reporting periods and the business continued to decline. Soon after the September 24 Board Meeting, the Debtor sought out new bankruptcy counsel to discuss a Chapter 11 bankruptcy filing.

By October 8, 2004, the transaction with Citizens Bank had been substantially consummated. The Debtor is advised that the transaction with Citizens Bank involved a four-step process: first, the creation of Ideal Auto Restyling (“IAR”) (an entity owned by Frank Sterbin - that will employ Joe O’Connor - and in which Jim Erickson, a shareholder of Ideal, expects to obtain an interest); second, IAR purchased the claim of Citizens Bank; third, Mr. O’Connor consented to a “voluntary surrender” of specified assets of the two U.S. Subsidiaries’; and finally, IAR agreed to release the indebtedness. The ultimate result of this transaction is that the U.S. Subsidiaries have been effectively returned to the control of Joseph P. O’Connor through Frank Sterbin.

The Debtors believe that the transfer to IAR is within the preference period and is subject to recovery by the estates. Creditors of Ferndale and TOE will only receive distributions arising from successfully prosecuted Chapter 5 Claims brought against recipients of preferences of their estates, and any recovery from IAR.

C.    The Debtors' Operations and Actions in Chapter 11.

Since the Petition Date, the Debtors have maintained possession of their property and assets as Debtors-in-Possession. No trustee or examiner has been appointed for the Debtors or its property and the Debtors are represented in the Bankruptcy Case by Arent Fox LLC as Debtors’ bankruptcy counsel and Heskett & Heskett as Debtors’ special securities counsel.

Ideal Accents (Nova Scotia) and Ideal Accents Holdings (Somani Holdings and AutoFun Canada are wholly owned by Ideal Accents Holdings) are the wholly owned Canadian Subsidiaries of Ideal Accents, Inc. As of the Petition Date these remained operating entities. Shortly after the Petition Date, however, their operations were terminated.

4  Mr. Somani was not present at the September 24 Board Meeting.

Due, in part to the fact that Ideal Accents, Inc. did not have cash on hand when it entered into bankruptcy, Ideal sought approval to borrow $75,000.00 from certain Lenders as a prelude to a plan with a similar reverse merger component. That motion was not approved and the prior reverse merger candidate decided not to move forward. The current plan provides substantially more cash and stock to the estate. In addition, the merger candidate is a domestic company with reputable management, as opposed to the prior candidate’s Chinese status.

As more fully set forth below, subject to certain conditions, the DIP Financing Claim shall be re-paid through either shares (exempt under section 1145), warrants (exempt under section 1145) and/or Restricted securities or some combination thereof upon the entry of the Confirmation Order.

Upon Confirmation of the Debtors’ Plan, Ideal will merge with DAG or may effectuate another merger on substantially similar terms which in lieu of the proposed merger with DAG under the terms of the Exchange Agreement annexed hereto as Exhibit C and the currently issued and outstanding shares of Ideal’s common stock (including exchangeable shares) will be reduced to 25,000 common shares on a pro rata basis. Further, creditors of Ideal will receive shares of common shares post-reverse split as described below.

An Estate Representative shall be appointed to administer, if any, estate assets and proceeds of Causes of Actions for the benefit of creditors. Also, the Estate Representative may pursue Causes of Action, including but not limited to avoidance actions arising from certain pre-petition transfers of assets belonging to the Debtors and certain of the Debtors’ affiliates. It is not certain whether the Causes of Actions will ultimately bring cash into the Estates for distribution. Prosecution of the Causes of Actions will be at the discretion of the Estate Representative.

D.    Property of the Estate.

The Debtors' Estates consist of the following assets and property: (i) loan proceeds from the Lenders' DIP Financing; (ii) stock of the Canadian Subsidiaries; and (iii) Causes of Actions.

E.    Liabilities of the Estate.

Unsecured Claims and Other Liabilities, Subject to Allowance

As of the Petition Date, the Debtors schedules reflected that the total of all Non-Priority Unsecured Claims of Ideal Accents, Inc. was $1,552,951.00. To date, 30 claims have been filed totaling approximately $1,478,938.89, those claims are subject to objection by the Debtors or any other party in interest. The total Administrative Claims, subject to Allowance, is expected to exceed the Debtors' cash on hand.

Disclosure of Relationship With Insiders

Under the Plan, insiders, Ayaz Somani and Karim Suleman, shall receive securities in the Reorganized Debtor as both existing equity holders and creditors of Ideal.

Liquidation Analysis

Based upon a review of the Debtors' assets and liabilities, it is anticipated that there will be (i) a distribution to creditors of Ideal in the form of securities, (ii) distributions to creditors Ferndale and TOE in the event of a recovery on Causes of Actions.

The Debtors believe that the plan provides for each class of creditors to receive at least as much as such Creditors would receive in a Chapter 7 liquidation and that conversion to Chapter 7 would wipe out the possibility of any distribution (of either cash or securities), delay any distribution and add an additional layer of administrative expenses.

Unavailability of Certain Books and Records

As a result of the pre-petition transfer effectuated by IAR, the Debtors are not in possession of the books and records of Ferndale and TOE. IAR has refused to comply with the Debtors requests and demands to provide access to or copies of such books and records. It is expected that the Estate Representative will commence an action against IAR, and may seek the return of the books and records.

F.    Current and Future Management.

The following individuals constitute the current officers and directors of the Debtors and are "insiders" as that term is defined in Section 101(31) of the Bankruptcy Code:

(a)  Karim Suleman currently serves as President and Chief Executive Officer of the Debtors. Mr. Suleman will not retain any position with the Debtors or any successor to the Debtors after completion of the merger hereinafter described in Article III (E)(2).

(b)  James Ditanna currently serves as Director of the Debtors. Mr. DiTanna will not retain any position with the Debtors or any successor to the Debtors after completion of the merger hereinafter described in Article III (E)(2).

(c)  The Reorganized Debtor will select a new Board composed primarily of current officers and directors of the Acquirer and DAG.

ARTICLE III

SUMMARY OF PLAN OF ORDERLY LIQUIDATION

A.    Consolidation for Administrative Purposes.

On February 7, 2005, this Court entered an order jointly administering these cases. This order provides for procedural consolidation only. The Plan provides for the separate treatment of the Debtors' estates. As of the Confirmation Date, all assets of and claims against Ideal, Ferndale and TOE shall be treated separately by the Estate Representative and, to the extent available, in separate funds established for each of the Debtors’ three estates.

B.    Classification of Claims and Interests.

Except for Administrative Claims and Priority Tax Claims, the Bankruptcy Code requires that a plan of reorganization designate Classes of Claims and Interests. As summarized below, the Plan classifies all Claims and Interests into five separate Classes. The classification of Claims and Interests is made for the purposes of voting on the Plan and making distributions thereunder, and for ease of administration of the Plan. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of the Class, and is classified in other Classes to the extent that any remainder of the Claim qualifies within the description of one or more other Classes.

A summary of the number and amount of the filed claims is annexed hereto as Exhibit D.

A summary table of the Plan's designation of classified and unclassified Claims and Interests is as follows:

Class	Description
N/A	Allowed Administrative Claims
N/A	Allowed Priority Tax Claims
1A	Allowed Non-Tax Priority Claims of Ideal Accents, Inc.
1B	Allowed Non-Tax Priority Claims of Ferndale
1C	Allowed Non-Tax Priority Claims of TOE
2A	Allowed Secured Claims of Ideal Accents, Inc.
2B	Allowed Secured Claims of Ferndale
2C	Allowed Secured Claims of TOE
3A	Allowed Unsecured Claims of Ideal Accents, Inc.
3B	Allowed Unsecured Claims of Ferndale
3C	Allowed Unsecured Claims of TOE
4A	Allowed Interests of Ideal Accents, Inc.
4B	Allowed Interests of Ferndale
4C	Allowed Interests of TOE

C.    Treatment of Unclassified Claims of Ideal Accents, Inc.

1.  Administrative Claims.

An Administrative Claim is a Claim for payment of an administrative expense of a kind specified in Section 503(b) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code, including, but not limited to: (a) the actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Estate and operating the business of the Debtors, including wages, salaries, or commissions for services rendered after the commencement of the Chapter 11 Case; (b) Fee Requests and all fees and charges assessed against the Estate under Section 1930 of Title 28 of the United States Code; and (c) certain Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under Section 546(c)(2) of the Bankruptcy Code. Each holder of an Allowed Administrative Claim shall be paid the Allowed Amount of such Claim in full, in Cash, on the Effective Date.

The Debtors believe the only unpaid Administrative Claims are those for counsel to the Debtors and, to the extent an official Committee is formed, counsel to such Committee.

Additional Administrative Expense Claims of professionals employed by the Estate are likely to be created for services rendered through the date that the Plan is confirmed. There are no anticipated additional Administrative Expense Claims other than for professional services.

It is nearly certain that there will not be sufficient funds to satisfy all administrative expenses. In such event, counsel to the Debtor has agreed to reduce its fees to the extent necessary to (a) confirm the plan and (b) ensure adequate funds are available to pay counsel to the Committee and fund the Estate Representative’s initial efforts.

Any holder of an Allowed Administrative Claim shall be paid in cash on the later of the Effective Date or promptly upon an entry of order allowing such claim becoming a Final Order.

On the Effective Date, the DIP Lender shall receive 1,000,000 (one million) shares of New Common Stock, which shall be exempt from registration pursuant to 11 U.S.C. §1145. The receipt of such shares will constitute a complete satisfaction of DIP Loan.

2.  Priority Tax Claims.

Priority Tax Claims in the Debtors' Bankruptcy Cases consists of Claims for certain income, employment, real estate and other taxes described by Bankruptcy Code § 507(a)(8). The Bankruptcy Code requires that each holder of a § 507(a)(8) Allowed Priority Claim receive the present value of such Allowed Claim in deferred cash payments, over a period not exceeding five years from the date of the assessment of such tax.

The Debtors believe there are no valid Priority Tax Claims. Only two claims have been filed as Priority Tax Claims, by ADP Total Source, Inc. and East Washington Partnership, for a total of $229,775.58. The Debtors believe these claims are not entitled to priority, because, among other reasons, the Claims are not due to a governmental unit.

Each holder of an Allowed Priority Tax Claim shall be paid in full in cash on the later of: (a) the Effective Date or as soon thereafter as practical or (b) upon such terms as may be agreed to between the Estate Representative and such Creditor. In the event that any Priority Tax Claim is a Disputed Claim on the Effective Date, such Claim shall be paid to the extent it becomes an Allowed Claim, in the same manner as all priority tax claims are paid.

D.    Treatment of Classified Claims and Interests.

1.  Claims Against the Debtors, That Are the Obligations of IAR

Certain claims were filed against the Debtors that relate to the operations and assets transferred to IAR. The Debtors believe that IAR is obligated to pay these claims. The Plan contemplates that the Estate Representative may commence an action against IAR and such other persons and entities as the Estate Representation deems appropriate, to compel the payment of these claims. Nothing contained in the Plan shall reduce, limit or abridge any Creditor’s rights as against IAR.

2.  Class 1A: Allowed Non-Tax Priority Claims of Ideal

Class 1A consists of Non-Tax Priority Claims specified under Bankruptcy Code §§ 507(a)(3) through 507(a)(7) inclusive. The Claims in Class 1 are not impaired under the Plan and, therefore, the members of this Class are not entitled to vote to accept or reject the Plan. Each Holder of an Allowed Non-Tax Priority Claim shall be paid (a) in full in cash on the later of the Effective Date, or (b) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Priority Claim is a Disputed Claim on the Effective Date, such Claim shall be paid in full in cash within thirty (30) days after such Claim becomes an Allowed Priority Claim or as soon thereafter as practical, or upon such other terms as may be agreed to between the Estate Representative and the Creditor. Indeed, as can be discerned from the face of the proofs of claim, the only claims that assert priority status against Ideal are not Claims against at all, but merely Interests in Ideal. The Debtors do not believe that any unpaid Class 1A Claims exist.

3.  Class 1B: Allowed Non-Tax Priority Claims of Ferndale

Class 1B consists of Non-Tax Priority Claims specified under Bankruptcy Code §§ 507(a)(3) through 507(a)(7) inclusive. The Claims in Class 1 are not impaired under the Plan and, therefore, the members of this Class are not entitled to vote to accept or reject the Plan. Each Holder of an Allowed Non-Tax Priority Claim shall be paid (a) in full in cash on the Effective Date, or (b) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Priority Claim is a Disputed Claim on the Effective Date, such Claim shall be paid in full in cash within thirty (30) days after such Claim becomes an Allowed Priority Claim or as soon thereafter as practical, or upon such other terms as may be agreed to between the Estate Representative and the Creditor. The Debtors do not believe that any unpaid Class 1B Claims exist.

One Allowed Non-Tax Priority Claims has been filed against TOE. The Debtors do not believe such Claim is entitled to priority and will shortly file an objection thereto.

4.  Class 1C: Allowed Non-Tax Priority Claims

Class 1C consists of Non-Tax Priority Claims specified under Bankruptcy Code §§ 507(a)(3) through 507(a)(7) inclusive. The Claims in Class 1 are not impaired under the Plan and, therefore, the members of this Class are not entitled to vote to accept or reject the Plan. Each Holder of an Allowed Non-Tax Priority Claim shall be paid (a) in full in cash on the Effective Date, or (b) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Priority Claim is a Disputed Claim on the Effective Date, such Claim shall be paid in full in cash within thirty (30) days after such Claim becomes an Allowed Priority Claim or as soon thereafter as practical, or upon such other terms as may be agreed to between the Estate Representative and the Creditor. The Debtors do not believe that any unpaid Class 1C Claims exist.

No Non-Tax Priority Claims have been asserted against TOE.

1.  Class 2A: Secured Claims of Ideal

Each holder of an Allowed Class 2A Claim shall be entitled to recover from any bailee, or purchaser except to the extent otherwise ordered by the Court on the Effective Date the property that secures such Claim, on the later of: (i) the Effective Date or as soon thereafter as practical; or (ii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Class 2A Claim is a Disputed Claim on the Effective Date, such Claim shall be treated as may be ordered by the court consistent with §1129(b)(2)(A) or upon such terms as may be agreed to between the Estate Representative and such Creditor. Creditors holding Class 2A Claims are not Impaired by the Plan.

The Debtors do not believe that any Allowed Class 2A Claims exist. Three secured claims have been asserted against Ideal. Ideal has no property against which any lien could attach. The Debtors (and according to discussions with some of these creditors, the Creditors) believe that, IAR has possession of some or all of the property these liens attach to. Each class 2A Creditors rights, shall be fully preserved as against IAR.

2.  Class 2B: Secured Claims of Ferndale

Each holder of an Allowed Class 2B Claim shall be entitled to recover from any bailee, or purchaser except to the extent otherwise ordered by the Court on the Effective Date the property that secures such Claim, on the later of: (i) the Effective Date or as soon thereafter as practical; or (ii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Class 2B Claim is a Disputed Claim on the Effective Date, such Claim shall be treated as may be ordered by the court consistent with §1129(b)(2)(A) or upon such terms as may be agreed to between the Estate Representative and such Creditor. Creditors holding Class 2B Claims are not Impaired by the Plan. The Debtors do not believe that any Allowed Class 2B Claims exist.

No Secured Claims have been asserted against Ferndale.

3.  Class 2C: Secured Claims of TOE

Each holder of an Allowed Class 2C Claim shall be entitled to recover from any bailee, or purchaser except to the extent otherwise ordered by the Court on the Effective Date the property that secures such Claim, on the later of: (i) the Effective Date or as soon thereafter as practical; or (ii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event a Class 2C Claim is a Disputed Claim on the Effective Date, such Claim shall be treated as may be ordered by the court consistent with §1129(b)(2)(A) or upon such terms as may be agreed to between the Estate Representative and such Creditor. Creditors holding Class 2C Claims are not Impaired by the Plan. The Debtors do not believe that any Allowed Class 2C Claims exist.

No Secured Claims have been asserted against TOE.

1.  Class 3A: Allowed Unsecured Claims of Ideal.

In general, Allowed Unsecured Claims are Claims that are not secured by any property of the Debtors' estate and that are not entitled to any priority treatment under Bankruptcy Code. Class 3A consists of all of the general Allowed Unsecured Claims against the Debtors.

Each holder of an Allowed Unsecured Claim shall be paid, its pro rata share of 100,000 shares of New Common Stock on the later of: (i) the date on which Allowed Administrative Claims, Allowed Priority Tax Claims and creditors holding Allowed Class 1A, 1B, 1C, 2A, 2B, and 2C Claims are paid in full or as soon as thereafter practical; (ii) the Effective Date or as soon thereafter as practical; (iii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor or (iv) within thirty (30) days after such Claim becomes an Allowed Unsecured Claim. Any securities issued to creditors that are also insiders will be Restricted securities.

As described below, Acquirer has entered into a letter of intent with D’Ambrosio Auto Group, Inc. (attached hereto as Exhibit C) for an exchange agreement and reverse merger. Creditors receiving shares of New Common Stock under the Plan will participate in any upside of that merger.

2.  Put Option

Creditors will also be protected in the event this transaction is not successful. In the event the shares issued to Class 3A Creditors are not freely tradable on a public exchange within twelve months of the Confirmation Date, at a level of at least $1 per share (calculated by using the average daily share price for any 30 day period), then, and only then, each Class 3A Creditor holding newly issued Common Stock will have the absolute right to put their shares to Acquirer for one dollar and ten cents ($1.10) per share. Such option shall remain open and exercisable for a period of 3 months, from the date that is twelve months from the Confirmation Date. In the event any Class 3A Creditor exercises this option (each, an “Exercising Holder”), Acquirer shall be obligated to purchase all shares of each Exercising Holder and pay such Exercising Holder one dollar and ten cents ($1.10) per share.

3.  Class 3B: Allowed Unsecured Claims of Ferndale.

In general, Allowed Unsecured Claims are Claims that are not secured by any property of the Debtors' estate and that are not entitled to any priority treatment under Bankruptcy Code. Class 3B consists of all of the general Allowed Unsecured Claims against the Debtors.

Each holder of an Allowed Unsecured Claim shall be paid, pro rata, on the later of: (i) the date on which Allowed Administrative Claims, Allowed Priority Tax Claims and creditors holding Allowed Class 1A, 1B, 1C, 2A, 2B, and 2C Claims are paid in full or as soon as thereafter practical; (ii) the Effective Date or as soon thereafter as practical or (iii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event an Unsecured Claim is a Disputed Claim on the Effective Date, such Claim shall be paid pro rata in cash within thirty (30) days after such Claim becomes an Allowed Unsecured Claim or upon such other terms as may be agreed to between the Estate Representative and the Creditor. Creditors holding Class 3B Claims are impaired by the Plan.

As of the date of this Disclosure Statement, the total of all Unsecured Claims filed against Ferndale is $980,000.33. The Debtors believe, however, that all Unsecured Claims against Ferndale are the obligation of IAR.

4.  Class 3C: Allowed Unsecured Claims of TOE.

In general, Allowed Unsecured Claims are Claims that are not secured by any property of the Debtors' estate and that are not entitled to any priority treatment under Bankruptcy Code. Class 3B consists of all of the general Allowed Unsecured Claims against the Debtors.

Each holder of an Allowed Unsecured Claim shall be paid, pro rata, on the later of: (i) the date on which Allowed Administrative Claims, Allowed Priority Tax Claims and creditors holding Allowed Class 1A, 1B, 1C, 2A, 2B, and 2C Claims are paid in full or as soon as thereafter practical; (ii) the Effective Date or as soon thereafter as practical or (iii) upon such other terms as may be agreed to between the Estate Representative and each such Creditor. In the event an Unsecured Claim is a Disputed Claim on the Effective Date, such Claim shall be paid pro rata in cash within thirty (30) days after such Claim becomes an Allowed Unsecured Claim or upon such other terms as may be agreed to between the Estate Representative and the Creditor. Creditors holding Class 3C Claims are impaired by the Plan.

As of the date of this Disclosure Statement, the total of all Unsecured Claims filed against TOE is $323,532.55. The Debtors believe, however, that all Unsecured Claims against TOE are the obligation of IAR.

1.  Class 4A: Allowed Interests of Ideal.

The Class of Allowed Interests consists of the Allowed Interests of any equity security holders (i.e., stockholders) of Ideal Accents, Inc. including freely tradable shares, any shares granted, held in escrow, exchangeable shares, and or Restricted shares. All Interests shall be subordinated in all respects to all distributions to all other Classes made under the Plan. After all Creditors and all post-confirmation expenses are paid in full, including, without limitation, the fees and expenses of the Estate Representative and the professionals employed or retained by the Estate Representative, any surplus shall be distributed to Allowed Interest Holders.

The Interest Holders shall retain their interests upon the Effective Date but their shares will be subject to a reverse split. Upon Confirmation, all currently issued publicly tradable equity securities will be reduced via a reverse-split to a total aggregate amount of outstanding shares of 25,000.

In addition, as soon as reasonably practicable after the Effective Date the Reorganized Debtor and Acquirer may consummate the exchange agreement with D’Ambrosio Auto Group, Inc. under the terms outlined in the letter of intent attached hereto as Exhibit C.

2.  Class 4B: Allowed Interests.

Ideal Accents, Inc. is the sole holder of Allowed Interests in Ferndale. The Debtors believe that such interests are valueless. On the Effective Date, all issued and authorized shares will be transferred to the Estate Representative. Ideal Accents Inc.’s Interest in Ferndale shall cease and be completely extinguished.

3.  Class 4C: Allowed Interests.

Ideal Accents, Inc. is the sole holder of Allowed Interests in T.O.E., Inc. The Debtors believe that such interests are valueless. On the Effective Date, all issued and authorized shares will be transferred to the Estate Representative. Ideal Accents Inc.’s interests in T.O.E., Inc. shall cease and be completely extinguished.

E.    Means of Effectuating the Plan.

1.  Causes of Action.

Prior to the Filing Date, Ferndale and TOE transferred their assets to an entity known as IAR. The Estate Representative may pursue claims against IAR, other potential Chapter 5 Claims, and any other Causes of Action. Estimates of the value of Chapter 5 claims at this time are highly speculative and any recovery likely will only result from litigation. The Estate Representative shall be authorized to pursue Causes of Action on behalf of Ideal, Ferndale and TOE. However, recoveries achieved from Causes of Action may be subject to distribution, in accordance with the Classes set forth in the Plan, to creditors of the debtor who caused the transfer and will not be shared on a consolidated basis unless the Estate Representative determines otherwise.

2.  Exchange Agreement.

The reorganization structure contemplated by the Plan anticipates an exchange agreement (the “Exchange Agreement”) with D’Ambrosio Auto Group, Inc. (“DAG”), a Utah corporation.

The Exchange Agreement will be consummated according to the terms set forth on Exhibit C. Once the Exchange Agreement is consummated, DAG intends to execute its 5 year operations plan which is based on its intention to acquire and operate multiple automobile dealerships across the nation. DAG intends to reach $1.5 to $2 billion annual revenue and will focus on the following growth strategy to accomplish this: (a) acquire top five brand dealerships, (b) acquire dealerships at a reasonable valuation, (c) acquire larger dealerships, (d) acquire real estate underlying dealerships and (e) acquire dealers in rapidly growing Sunbelt cities.

DAG’s growth and operations strategy are more fully described in Exhibit E. DAG’s senior management has strong experience built over decades in the automotive and other relevant industries. Detailed information about DAG’s senior executives is contained in Exhibit F. DAG’s annual financial statements for 2004 and 2005 and for the first quarter of 2006 are attached as Exhibit G.

DAG has received copies of the Debtors’ Disclosure Statement, Plan of Reorganization and Motion for Interim DIP Financing. Further, DAG has received copies of the Debtors’ Audited Financial Statements. DAG will receive more than 10% of the securities to be issued by the Reorganized Debtors. DAG has been notified that they will be presumed to be control persons, and the transferability of their securities will be Restricted.

3.  Capital Structure of Ideal Accents, Inc.

Ideal currently has 50,000,000 common and 50,000,000 preferred shares authorized, of which 14,891,273 common shares are issued and outstanding and another 4,312,450 common shares are reserved for exchange with "exchangeable shares." The total issued and outstanding common shares on a fully diluted basis, therefore, are 19,203,723.

Of these shares, 4,471,755 shares are registered and freely tradable. The balance of 14,731,968 shares are Restricted and of these Restricted shares, 9,061,931 shares (controlled by Joseph O’Connor [4,750,000 shares], Ayaz Somani [2,280,000 shares] and Karim Suleman [2,030,000 shares]) are further restricted by a management performance escrow. Karim Suleman and Ayaz Somani own another 1,600,000 shares through an affiliate AVG (OEAM), Inc.

Upon Confirmation of the Plan, the Reorganized Debtor shall:

(i) Reduce to 25,000 the common shares issued and outstanding from the Company’s authorized shares under its Articles of Incorporation. Consequently, all existing issued and outstanding shares (including exchangeable shares), believed to be 19,203,723, will be reduced to 25,000 shares in the Reorganized Debtor.

(ii) Issue new common stock to the creditors of Ideal.

(iii) Issue securities exempt from registration under Section 1145 to satisfy the DIP Financing Claims. The DIP Financing Claims will be satisfied with 1,000,000 (one million) shares. The shares issued to satisfy the DIP Financing Claims are satisfaction of the DIP Lender’s administrative claim.

(iv) Following the reduction in shares, and contemporaneous with the issuance of shares, the Exchange Agreement will be consummated. Upon consummation of the Exchange Agreement, the Reorganized Debtor will issue shares to the Acquirer.

4.  The Plan Contemplates the Issuance of Securities.

(a)   Description of New Common Stock

The Plan contemplates the issuance of New Common Stock, having a par value of $0.01 per share, to: (i) holders of DIP Financing Claims; (ii) holders of Allowed Class 3A Claims and (ii) additional shares of new Common Stock shall be authorized under the Exchange Agreement.

(b)   Resale of Securities

In general, securities issued by a debtor under a plan of reorganization may be resold by their holder without registration under the 1933 Act or other laws, unless the holder is an "underwriter" with respect to such securities, as that term is defined in section 1145(b)(1) of the Bankruptcy Code, which provides that "except with respect to ordinary trading transactions...an entity is an underwriter" if such entity:  (i) purchases a claim against or interest in a debtor with a view to the distribution of the securities received in exchange for such claim or interest; (ii) offers to sell securities on behalf of the holders thereof (except certain offers to sell fractional interests); (iii) offers to buy the securities if the offer is made with a view to distributing them or is pursuant to a distribution agreement made in connection with the plan of reorganization or (iv) is an "issuer" with respect to a reorganized debtor's securities, as the term "issuer" is defined in section 2(11) of the 1933 Act.

In the context of the Plan, an "issuer" under section 2(11) includes any person directly or indirectly controlling or controlled by the Debtors, or any person under direct or indirect control with the Debtors.  Whether a person is an "issuer," and therefore an "underwriter" for purposes of section 1145(b), depends upon a number of factors, including:  the relative size of the person's Interest in the Debtors; the distribution and concentration of other Interests in the Debtors; whether the person, either alone or acting in concert with others, has a contractual or other relationship giving that person power over management policies and decisions; and whether the person actually has such power notwithstanding the absence of formal indicia of control.  An officer or director of the Debtors may be deemed to be a controlling person, particularly if his position is coupled with ownership of a significant percentage of voting stock.  In addition, the legislative history of section 1145 suggests that a creditor receiving at least ten percent (10%) of the securities of a reorganized debtor would be deemed to be a controlling person.

Based on the published views of the Securities and Exchange Commission, the Debtors believe that a person who receives less than one percent (1%) of a class of securities generally would not be deemed to be an underwriter and that a person receiving more than one percent (1%) (but less than ten percent (10%)) are not necessarily deemed to be underwriters.  Because of the complex and subjective issues involved in determining underwriter status, creditors and interest holders are urged to consult with their attorneys concerning whether they will be able to trade freely the securities received.  Persons who may be underwriters must either register the securities under the 1933 Act in connection with a resale or utilize an exemption from registration.

5.  Establishment of Reserve for Disputed Claims.

The Estate Representative will establish an adequate reserve from cash on hand, to the extent available, to pay pro-rata distributions to holders of Disputed Claims in the event that such Claims are subsequently Allowed.

Upon the Confirmation Date, to the extent available the Estate Representative will establish three funds (one each established for each debtor). All remaining Property of the Estate including claims and Causes of Action of any kind or nature shall vest with the Estate Representative for the benefit of the holders of Allowed Claims, free and clear of all liens, claims and encumbrances of any kind or nature, except as otherwise provided for herein.

6.  Appointment of Estate Representative and Responsibilities.

The Confirmation Date, Joseph Myers of Clear Thinking Group shall be appointed to serve as Estate Representative under this Plan until death, resignation or discharge. Currently, there is no available funding to pay the fees of the Estate Representative. Upon confirmation, however, counsel to the Debtors has agreed to reduce its fees to the extent necessary to ensure the Estate Representative receives $10,000 in initial funding. The Estate Representative, shall be responsible for holding the Property of the Estate for the primary purpose of administering, liquidating and distributing same pursuant to the terms and conditions set forth in this Plan, but not to continue or engage in the conduct of the Debtors’ trade or business. The Estate Representative, pursuant to the terms and conditions of the Plan, will administer and liquidate the Property of the Estate for the benefit of holders of Allowed Claims and will oversee the distribution of the proceeds derived from the liquidation of the Property of the Estate in accordance with the terms and conditions of this Plan and those contained in the Estate Representative Agreement, to be filed with the Bankruptcy Court ten days before the hearing on confirmation.

7.  Prosecution of Claims by Estate Representative.

The Estate Representative is authorized to commence, prosecute, and may engage such professionals as he deems necessary, settle (subject to Court approval) and litigate any and all Avoidance Actions or Other Actions, including without limitation bringing any claims to determine that IAR is the successor to Ferndale and TOE or is responsible to pay the obligations of Ferndale and TOE or to avoid the transfer of assets to IAR.

8.  Compensation of Estate Representative.

In addition to reimbursement for the actual out of pocket expenses incurred, the Estate Representative and any and all professionals employed or retained by the Estate Representative, shall be entitled to reasonable compensation for services rendered in connection with the implementation of the Plan. With respect to compensating the professionals employed or retained by the Estate Representative, such compensation shall be in an amount and on such terms as may be agreed to by the Estate Representative, and the particular professional employed or retained by the Estate Representative. Any dispute with respect to such compensation shall be resolved by agreement among the parties or, if the parties are unable to agree, as determined by the Bankruptcy Court.

9.  Closing of Bankruptcy Case.

After all of the Claims have been resolved, all Property of the Estate has been liquidated, and the Estate Representative has made all of the disbursements required to be made under the Plan, the Estate Representative shall file a statement of Distribution with the Bankruptcy Court along with a motion requesting the entry of a Final Decree closing the Bankruptcy Case. Upon the entry of a Final Decree, the Bankruptcy Case shall be closed.

F.    Effective Date of Plan.

The Effective Date will occur on the next Business Day following the date upon which the Confirmation Order becomes a Final Order except to the extent the Debtors agree to extend such dates as necessary to consummate the transactions contemplated under the Plan.

G.    Other Provisions of the Plan.

1.  Executory Contracts and Unexpired Leases.

Except as otherwise provided for in the Plan, any and all executory contracts, including any labor contracts, and unexpired leases, including capital leases which are not expressly assumed by the Debtors or which are not the subject of a pending motion to assume on or prior to the Confirmation Date shall be deemed rejected by the Confirmation Order.

2.  Disputed Claims.

Except as otherwise provided in the Plan, no payments shall be made with respect to the disputed portion of a Disputed Claim unless and until any and all objections to such Disputed Claim have been determined by a Final Order or otherwise resolved. Payments and distributions to each holder of a Disputed Claim, to the extent that the disputed portion ultimately becomes an Allowed Claim, shall be made in accordance with the provisions of the Plan.

3.  Objections to Claims.

The Estate Representative intends to review all claims as well as those set forth in the Debtors' schedules and statement of financial affairs and reserves the right to object to the classification, extent, validity and/or amount of any Claim or proof of Claim filed or asserted.

Claim objections presently pending may continue to be prosecuted by the Estate Representative or other objecting party and the objecting party shall have the discretion to litigate to judgment, settle or withdraw its objection to the Disputed Claim(s). Following the occurrence of the Effective Date, only the Estate Representative may make and file new objections to Claims provided, however, that (i) the Estate Representative has not previously filed an objection with respect to such claim or claims and/or (ii) that any such objections shall be filed with the Bankruptcy Court within one-hundred eighty (180) days after the Effective Date. The Estate Representative shall have the discretion to litigate to judgment, settle or withdraw its objection to the Disputed Claim(s).

4.  Preservation of Recovery of Causes of Actions and Avoidance Powers

The Debtors reserve all causes of action and all rights of recovery under Chapter 5 of the Bankruptcy Code, all of which shall be transferred to the Estate Representative.

5.  Binding Effect.

The provisions of the Plan and the Confirmation Order shall be binding upon all parties-in-interest and all other Persons to the fullest extent permitted by the Bankruptcy Code. The provisions of the Plan and the Confirmation Order shall also inure to the benefit of the Debtors, the holders of Claims and Interests and their respective successors, assigns, heirs and personal representatives, whether or not the Claims or Interests are Impaired by the Plan and whether or not the holder of any Claim or Interest voted to accept or reject the Plan or was deemed to have accepted or rejected the Plan.

6.  Retention of Jurisdiction.

To the greatest extent legally permissible under the Bankruptcy Code, the Bankruptcy Court shall retain broad authority over the Bankruptcy Case after the entry of the Confirmation Order to hear and determine all matters relating to the Plan and the Bankruptcy Case.

7.  Modification of the Plan.

(a) Before the Confirmation Date. The Debtors, as proponents of the Plan, shall have the exclusive right to modify the Plan at any time prior to the Confirmation Date, however, the Debtors may not modify the Plan so that the Plan, as modified, fails to meet the requirements of the Bankruptcy Code. Once the Debtors file a modification with the Court, the Plan, as modified, becomes the Plan.

(b) After the Confirmation Date. The Estate Representative shall have the exclusive right to modify the Plan at any time after the Confirmation Date provided, however, that any modification occurs prior to the substantial consummation of the Plan. The Estate Representative may not modify the Plan so that the Plan, as modified, fails to meet the requirements of the Bankruptcy Code. The Plan, as modified, becomes the Plan under this subsection only if the Court, after notice and a hearing, confirms the modified Plan pursuant to the Bankruptcy Code and the circumstances warrant such modification.

H.    Tax Consequences Of The Plan.

THE TAX CONSEQUENCES TO EACH PARTY IN INTEREST DEPENDS ON NUMEROUS CIRCUMSTANCES UNIQUE TO EACH PERSON. ACCORDINGLY, CREDITORS, INTEREST HOLDERS, AND PARTIES IN INTEREST CONCERNED WITH HOW THE PLAN MAY AFFECT THEIR TAX LIABILITY ARE ADVISED TO CONSULT WITH THEIR OWN ACCOUNTANTS, ATTORNEYS, AND/OR ADVISORS.

I.    Alternatives To Confirmation.

If the Plan is not confirmed by the Court and consummated, the alternatives to the Plan include (a) liquidation of the Debtors under Chapter 7 of the Bankruptcy Code and (b) an alternative plan.

1.  Liquidation under Chapter 7 of the Bankruptcy Code

If no plan of reorganization of the Debtors is confirmed, the Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code, pursuant to which a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to Holders of Claims and Interests in accordance with the priorities established by the Bankruptcy Code. A discussion of the effects that a liquidation under Chapter 7 of the Bankruptcy Code would have on the recovery of holders of Claims and Interests is set forth under Section C "Best Interests of Creditors." For the reasons discussed thereunder, the Debtors believe that confirmation of the Plan will provide each holder of a Claim and Interest entitled to receive a distribution under the Plan with a recovery that is not less (and is expected to be substantially more) than such holder would receive pursuant to liquidation of the Debtors under Chapter 7 of the Bankruptcy Code.

2.  Alternative Plan

If the Plan is not confirmed, the Debtors (or if the Debtors' exclusive period in which to file a plan of reorganization of the Debtors has expired, any other party in interest) could file a different plan. Such a plan might involve either a reorganization and continuation of the Debtors' businesses or an orderly liquidation of their assets. With respect to an alternative plan, the Debtors have explored various other alternatives in connection with the formulation and development of the Plan. In an alternative liquidation under Chapter 11 of the Bankruptcy Code, the Debtors' assets would be sold in an orderly fashion over a more extended period of time than in a liquidation under Chapter 7 of the Bankruptcy Code, probably resulting in somewhat greater (but indeterminate) recoveries than would be obtained in a liquidation under Chapter 7 of the Bankruptcy Code. Further, if a trustee were not appointed because such appointment is not required in a case under Chapter 11 f the Bankruptcy Code, the expenses for professional fees would most likely be lower than those incurred in a case under Chapter 7 of the Bankruptcy Code. Although preferable to a liquidation under Chapter 7 of the Bankruptcy Code, the Debtors believe that any alternative liquidation under Chapter 11 of the Bankruptcy Code is a much less attractive alternative to Holders of Claims and Interests than the Plan because of the greater recovery provided for by the Plan.

ARTICLE IV

CONFIRMATION REQUIREMENTS

A.    Requirements Generally.

At the Confirmation Hearing, the Bankruptcy Court will determine whether the requirements of the Bankruptcy Code for confirmation of the Plan have been satisfied. The applicable requirements are set forth in detail in Section 1129 of the Bankruptcy Code, but are summarized in the paragraphs below.

Initially, the plan and the proponents of the plan must comply with the applicable provisions of the Bankruptcy Code and the plan must have been proposed in good faith and not by any means forbidden by law. Any payment made or to be made by the Debtors for services or for costs and expenses in or in connection with the case, or in connection with the plan and incident to the case, must be disclosed to the court and approved or subject to the approval of the court as reasonable.

The Debtors must disclose the identity and affiliations of any individual proposed to serve, after confirmation of the plan, as a director or officer of the Debtors, of an affiliate of the Debtors participating in the plan with the Debtors, or of any successor to the Debtors under the plan. The appointment to, or continuance in, such office of such individual must be consistent with the interests of the Debtors' creditors, equity holders, and with public policy. The Debtors must also disclose the identity of any insider that will be employed or retained by the Debtors or the successor under the plan and the nature of any compensation for such insider.

As is described in greater detail in Article V, Section C below, the plan must meet the "best interests of creditors test," which requires that each holder of a Claim or Interest in a Class of Claims or Interests that is Impaired under a plan (1) either accept the plan or receive or (2) retain under the plan on account of such Claim or Interest property of a value, as of the effective date of the plan, that is not less than the amount that such holder would receive or retain if the Debtors was liquidated on such date under Chapter 7 of the Bankruptcy Code. In addition, each Impaired Class of Claims or Interests must accept the plan, or alternatively, as long as one Impaired Class of Claims has accepted the plan, the "cram-down" requirements of the Bankruptcy Code for confirming a plan over the dissent of a Class or Classes of Claims must be met. The cram-down provisions are described in greater detail in Article IV, Section B below.

Except to the extent that the holder of a particular Claim has agreed to a different treatment of such Claim, the Plan must provide that (1) holders of Administrative Expense Claims will be paid in full in cash on the effective date of the plan, (2) that the holders of Priority Claims (other than tax Claims) be paid in cash in full on the effective date of the plan or, if the Class to which such Claim belongs consents, receive deferred cash payments of a present value equal to the amount of such Allowed Claim, and (3) that holders of Priority Tax Claims will receive on account of such Claims deferred cash payments over a period not exceeding five years after the date of assessment of such tax of a value, as of the effective date of the plan, equal to the amount of such Allowed Claim.

Finally, the plan must be feasible, all fees required to be paid under the Bankruptcy Code must be paid (or the plan shall provide for such payment on its effective date), and the plan must provide for the continuation after the effective date of all retiree benefits for the period the Debtors have obligated itself to provide such benefits.

The Debtors believe that they have complied or will have complied with all of the requirements of Chapter 11 of the Bankruptcy Code, that the Plan satisfies all of the applicable requirements of Chapter 11, and that the Plan has been proposed and is made in good faith.

B.    Cram-down.

Even if a plan it is not accepted by all Impaired Classes, a court may confirm a Plan if all other requirements for confirmation of a plan have been met, the Plan has been accepted by at least one Impaired Class of Claims (determined without including the acceptance of the Plan by any insider holding a Claim in such Class), and the bankruptcy court finds that the plan is "fair and equitable" and "does not discriminate unfairly" with respect to each non-accepting Impaired Class of Claims or Interests.

A court may find that the Plan is "fair and equitable" with respect to a Class of non-accepting Impaired Secured Claims only if the plan provides (a) that the holders of Secured Claims within such Class retain under the plan the liens securing their Claims and that each holder of a Claim of such Class receive deferred cash payments totaling at least the amount of its Allowed Secured Claim of a value, as of the effective date of the plan, of at least the value of the secured creditor's interest in the estate's interest in the secured property, (b) for the sale of the property securing the Claim pursuant to Section 363(k) of the Bankruptcy Code, with the secured creditor's lien attached to the proceeds of such sale and with such lien treated as in clause (a) above, or (c) for the realization by the secured creditor of the indubitable equivalent of its Claim.

A court may find that a Plan is "fair and equitable" with respect to a Class of non-accepting Impaired Unsecured Claims only if (a) each Impaired Unsecured creditor in such Class receives or retains under the Plan property of a value as of the effective date of such plan equal to the amount of its Allowed Claim, or (b) the holder of any Claim or Interest that is junior to the Claims of such dissenting Class does not receive or retain any property under the plan on account of its Claims.

A court may find that a Plan is "fair and equitable" with respect to a non-accepting Impaired Class of Interests if (a) the plan provides that each holder of an Interest of such Class receives or retains property of a value as of the effective date of the plan equal to the greatest of the allowed amount of any fixed liquidation preference to which such holder is entitled, or the value of such Interest, or (b) the holder of any Interest which is junior to the interests of such Class will not receive or retain any property under the plan on account of such Interest.

THE DEBTORS INTEND TO REQUEST CONFIRMATION OF THE PLAN PURSUANT TO THE CRAM-DOWN PROVISIONS OF THE BANKRUPTCY CODE IF THE PLAN IS NOT ACCEPTED BY ALL IMPAIRED CLASSES OF CLAIMS ENTITLED TO VOTE THEREON.

C.    Best Interests of Creditors.

Even if a plan was accepted by each Impaired Class of Claims and Interests, to confirm a plan the court must determine that the plan is in the best interests of each individual holder of a Claim or Interest in an Impaired Class that did not vote to accept the Plan. Thus, if an Impaired Class does not unanimously accept the Plan, the "best interests of creditors test" must be met. That test requires that the Court find that the Plan provides to each holder of a Claim or Interest in such Impaired Class a recovery on account of the holder's Claim or Interest that has a value at least equal to the value of the distribution that each such holder would receive if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code.

In a Chapter 7 case, the Debtors' assets are usually sold by a Chapter 7 trustee, not the Debtors. To calculate what non-accepting holders would receive upon a liquidation under Chapter 7, the court must first determine the dollar amount that would be generated upon the Chapter 7 trustee's disposition of the Debtors' assets and then reduce such amount by the costs of liquidation under Chapter 7. Such costs would include the fees of a trustee (as well as those of counsel and other professionals) and any additional expenses of a sale incurred by such trustee.

The distribution of the proceeds from the sale of the Debtors' assets in Chapter 7 would occur in much the same manner as proposed in the Plan. Secured Claims would be paid first from the sales proceeds of properties on which the secured creditors have a lien. Administrative Claims would be paid next. Unsecured Claims would be paid from any remaining sales proceeds, according to their relative priorities.

The Debtors believe that they are in the best position to oversee the orderly liquidation of the Property of the Estate in the Bankruptcy Cases. The Debtors are most familiar with the Debtors' assets and the transaction with Focus Tech Investments, which is the core of the Plan of Reorganization.

IN LIGHT OF THE FOREGOING, THE DEBTORS BELIEVE THAT CHAPTER 7 WOULD RESULT IN A SUBSTANTIAL DIMINUTION IN THE VALUE TO BE REALIZED BY HOLDERS OF CLAIMS AND INTERESTS DUE TO, AMONG OTHER FACTORS, (I) ADDITIONAL COSTS AND EXPENSES INVOLVED IN THE APPOINTMENT OF A CHAPTER 7 TRUSTEE AND THE TRUSTEE'S ATTORNEYS, ACCOUNTANTS, AND OTHER PROFESSIONALS, AND (II) THE TIME THAT WOULD ELAPSE BEFORE HOLDERS OF CLAIMS AND INTERESTS WOULD RECEIVE ANY DISTRIBUTION IN RESPECT OF THEIR CLAIMS AND INTERESTS, AS THE CASE MAY BE.

ARTICLE V

EFFECT OF CONFIRMATION OF THE PLAN

A.    Discharge and Releases of Claims.

To the fullest extent possible under applicable law, each Creditor, holder of an Interest, and all parties in interest shall be deemed to forever release and waive all claims, demands, debts, rights, causes of action and liabilities (other than the right to enforce the obligations under the Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, in any way relating to the Debtors or the Debtors' Estate that such entity has, had or may have against: (i) the Debtors; (ii) the Property of the Estate; (iii) the Debtors' agents, advisors, attorneys and representatives (except as otherwise set forth in paragraph 10.4 of the Plan, the Debtors' current and former directors, officers, employees, shareholders and professionals); (iv) the Estate Representative; (v) the Estate Representative’s attorneys, advisors and representatives; and (vi) any entity into which the Debtors are merged or which merges into the Debtors, on or after the effective date of this plan. The administrative claims of professionals shall not be deemed discharged by the order of confirmation.

B.    Injunction Provisions.

As of the Effective Date, the entry of the Confirmation Order shall permanently enjoin all Persons that have held, currently hold or may hold a Claim or other debt or liability that is subject to the Plan or who have held, currently hold or may hold an Interest that is subject to the Plan from taking any of the following actions in respect of such Claim, debt or liability or Interest: (i) commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind or means, whether directly or indirectly, any judgment, award, decree or order against the Debtors, the Estate and/or the Estate Representative; (ii) enforcing, levying, attaching, collecting or otherwise recovering in any manner or by any means, whether directly or indirectly, any judgment, award, decree or order against Property of the Estate; (iii) creating, perfecting or enforcing in any manner, directly or indirectly, any lien or encumbrance of any kind against the Estate or property thereof; (iv) asserting any setoff, right of subrogation or recoupment of any kind, directly or indirectly, against any debt, liability or obligation due and owing the Estate; and (v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan or the Confirmation Order.

C.    Exculpation.

Except for their own gross negligence, willful misconduct or fraud, neither the Debtors, the Estate Representative, any entity into which the Debtors are merged or which merges into the Debtors, on or after the effective date of this plan, nor any of their respective members, officers, directors, employees, attorneys, agents or professionals, nor the heirs, executors, administrators, successors or assigns of any or all of the foregoing, shall have or incur any liability to any Person for any action taken or omitted to be taken prior to the Effective Date in connection with or related to the formulation, preparation, dissemination, implementation, confirmation or consummation of the Plan, the Disclosure Statement, or any other contract, instrument, release, agreement or other document created or entered into, or any act taken or omitted to be taken prior to the Effective Date, in connection with the Plan or the Bankruptcy Case. This provision shall not affect or prohibit the consideration of any matter in connection with the allowance, disallowance, determination, or reconsideration of any fees allowed or to be allowed to any professional retained in connection with this case. The exclusions of liability set forth herein shall not be effective to exclude claims to subordinate or object to claims of the insiders of the Debtors or their former officers. The release and injunction provisions shall apply to any entity into which the Debtors are merged or which merges into the Debtors, on or after the effective date of this plan.

D.    Successor Liability.

Upon entry of the Confirmation Order, there shall be no successor liability for claims against the Debtors. No holder of any claim, lien or debt, whether secured, priority tax, non-priority unsecured claim or any interest against such entities will have any rights or claims that survive confirmation. In addition, any and all claims against Debtors shall be subject to paragraph 10.1.1 and 10.1.2 of the Plan and the Injunction and Release provisions set forth herein. Accordingly, holders of claims against Debtors including without limitation state and federal taxing authorities, shall be permanently enjoined as of the Effective Date from proceeding against the Debtors, its stockholders, officers, directors, responsible parties or any company into which the Debtors are merged or which merges into the Debtor on or after the Effective Date of the Plan.

E.    Preservation and Transfer of Estates’ Rights.

Notwithstanding anything contained in the Plan to the contrary, all causes of action, rights of recovery, avoidance actions and any other rights of the Debtors shall be preserved, transferred and assigned to the Estate Representative.

F.    Preservation of Creditors’ Rights and Claims against IAR.

Nothwithstanding anything contained herein or in the Plan or Confirmation Order to the contrary, nothing shall reduce, limit or abridge in any manner, any Creditor’s rights or claims against IAR.

ARTICLE VI

VOTING INSTRUCTIONS, PROCEDURES

AND REQUIREMENTS

A.    Who May Vote On The Plan.

1.  Classes of Claims and Interests Entitled to Vote.

Each Class of Claims or Interests that is Impaired and not otherwise deemed to have accepted or rejected a plan is entitled to vote on the Plan. Classes of Claims and Interests that are not Impaired under the Plan are deemed, as a matter of law under the Bankruptcy Code, to have accepted the plan and are therefore not permitted to vote on such plan. Similarly, Classes of Claims or Interests that will not receive or retain any property under the Plan on account of such Claims or Interests are deemed, as a matter of law under the Bankruptcy Code, to have rejected the plan and are likewise not entitled to vote on the plan.

A Class of Claims or Interests is generally considered "Impaired" under a plan unless, with respect to each Claim or Interest in such Class (i) the plan leaves unaltered the legal, equitable and contractual rights to which such Claims or Interest entitles the holder of such Claim or Interest; or (ii) notwithstanding any contractual provision or applicable law that entitled the holder of a Claim or Interest to receive accelerated payment of such Claim or Interest after the occurrence of a default, the plan cures any such default. Creditors whose Claims are classified in more than one Impaired Class are entitled to accept or reject a Plan in both capacities by casting one ballot for its Claim in each Class.

Applying the foregoing standards, the Debtors believe that Classes 1A, 1B, 1C, 2A, 2B, 2C, 3A, 3B, 3C, 4A, 4B and 4C are Impaired under the Plan and that holders of Claims in each of these Classes are therefore entitled to vote to accept or reject the Plan. ALL OTHER CLASSES OF CLAIMS AND INTERESTS ARE DEEMED TO ACCEPT OR ARE DEEMED TO REJECT THE PLAN AND, ACCORDINGLY, ARE NOT ENTITLED TO VOTE TO ACCEPT OR REJECT THE PLAN. PARTIES WHO DISPUTE THE DEBTORS' CHARACTERIZATION OF THEIR CLAIM AS BEING IMPAIRED MAY FILE AN OBJECTION TO THE PLAN CONTENDING THAT THE DEBTORS HAVE INCORRECTLY CHARACTERIZED THE CLASS.

2.  Individual Claims and Interests Entitled to Vote.

As long as a Claim or Interest is contained within an Impaired class of Claims or Interests, each individual holder of a Claim or Interest within such Class is entitled to vote on and receive distributions under the Plan, but only to the extent that such Claim or Interest is an Allowed Claim or Allowed Interest and such Claim or Interest has not been paid or released prior to the Effective Date.

An Allowed Claim is a Claim which is (a) either filed timely or, with leave of the Bankruptcy Court, filed late, and as to which no party in interest files an objection on or before any applicable period of limitation that may be fixed by the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or which is allowed by a Final Order of the Bankruptcy Court; (b) listed on the Debtors' schedules or any amendments thereto, as undisputed, liquidated and non-contingent and as to which no party in interest files an objection on or before any applicable period of limitation that may be fixed by the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court; or (c) objected to by a party in interest but which objection has been settled, withdrawn or resolved by a Final Order in favor of the Creditor; or (d) based upon an application of a professional person under §§ 327, 330 and 331 of the Bankruptcy Code for allowance of compensation and reimbursement of expenses in the Bankruptcy Case, to the extent that such application(s) is/are approved by a Final Order; or (e) expressly allowed under the Plan or the Confirmation Order. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Claim" shall not include any contingent or unliquidated Claim unless and until such Claim is no longer contingent and unliquidated nor shall "Allowed Claim" include interest on such Claim for the period from and after the Petition Date.

An Allowed Interest means an Interest, proof of which was timely and properly filed or, if no proof of Interest was filed, which has been or hereafter is listed by the Debtors on its schedules, or any amendments thereto, as liquidated in amount and not disputed or contingent, and, in either case, as to which no objection to the allowance thereof has been interposed on or before the Confirmation Date or such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court, or as to which an objection has been denied or overruled by a Final Order. The Debtors will dispute the Interests of any shareholder who is not a shareholder in good standing, including the Interests of any shareholder whose rights are the subject of litigation.

The Bankruptcy Code provides that the Bankruptcy Court may estimate or temporarily allow a disputed Claim for purposes of voting on the Plan. However, such an estimation or temporary allowance shall not be considered to provide the holder with an Allowed Claim. As of the date of this Disclosure Statement, no motions for estimations or temporary allowance of Claims have been filed.

Finally, the vote of a holder of a Claim may be disregarded if the bankruptcy court determines, after notice and a hearing, that the acceptance or rejection was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

NOTE, THAT IF A CLAIM OR INTEREST IS NOT AN ALLOWED CLAIM OR INTEREST, THE HOLDER OF SUCH CLAIM WILL ALSO NOT BE ENTITLED TO ANY DISTRIBUTIONS UNDER THE PLAN.

B.    Votes Necessary To Confirm The Plan.

Chapter 11 does not require that each individual holder of a Claim against or Interest in a Debtor accept a plan of reorganization in order for the bankruptcy court to confirm the plan. Ordinarily, if each Class of Impaired Claims and Interests accepts the plan, the plan will be confirmed. However, the plan must be accepted by at least one Class of Claims that is Impaired under the Plan, with such Class' acceptance determined without including any acceptances of the plan by insiders of the Debtors. A Class of Claims is deemed to have accepted the Plan if the Plan is accepted by Creditors in such Class who hold at least two-thirds in aggregate dollar amount and more than one-half of the number of the Claims of such Class for Creditors in such Class that have actually voted on the Plan.

As described in Article IV above, if all Impaired Classes do not accept the Plan, the Court may confirm the Plan if the non-accepting Classes are treated in the manner required by the Bankruptcy Code. The process by which non-accepting Classes are forced to be bound by the terms of the Plan is commonly referred to as "cramdown." Generally, the Bankruptcy Code allows the Plan to be "crammed down" on non-accepting Classes of Claims if it (1) meets certain requirements of the Bankruptcy Code, (2) does not discriminate unfairly, and (3) is fair and equitable toward each Class that has not voted to accept the Plan.

C.    Instructions Regarding Voting and/or Objections to the Plan.

1.  Voting.

In order to simplify the voting procedures, ballots based on classifications under the Plan have been sent to all known holders of Impaired Claims and Interests under the Plan. Creditors who are entitled to vote on the Plan will find a ballot accompanying this Disclosure Statement and Plan.

IF YOU DID NOT RECEIVE A BALLOT WITH THIS DISCLOSURE STATEMENT, IT MAY MEAN THAT YOU DO NOT HOLD A CLAIM THAT IS IMPAIRED UNDER THE PLAN. If you did not receive a Ballot for a certain Claim that you believe you hold and that you believe is also in a Class entitled to vote on the Plan, or if a ballot is damaged or lost, or if you have any questions regarding the procedures for voting on the plan, you should contact:

Schuyler G. Carroll
ARENT FOX PLLC
Attorneys for the Debtors
1675 Broadway
New York, New York 10019
(212) 484-3900

The Bankruptcy Court has fixed October __, 2006 as the time and date by which holders of Claims must vote to accept or reject the Plan. A holder of a Claim desiring to vote on the Plan should complete the enclosed ballot and send it to Arent Fox PLLC, 1675 Broadway, New York, New York 10019, Attention: Schuyler G. Carroll, Esq.

BALLOTS MUST BE RECEIVED AT THE FOREGOING ADDRESS ON OR BEFORE 5:00 P.M. EASTERN STANDARD TIME ON October__, 2006 TO BE COUNTED IN THE VOTING. BALLOTS RECEIVED AFTER THIS TIME WILL NOT BE COUNTED IN THE VOTING UNLESS THE COURT ORDERS OTHERWISE.

Since mail delays may occur, it is important that your ballot be mailed or delivered well in advance of the date specified above. If a ballot is signed and returned without further instruction regarding acceptance or rejection of the plan, the signed ballot shall be counted as a vote accepting the plan.

THE DEBTORS URGE YOU TO ACCEPT THE PLAN BECAUSE THE DEBTORS BELIEVE IT TO BE BOTH FAIR AND EQUITABLE AND IN THE BEST INTEREST OF THE DEBTORS, THE DEBTORS' CREDITORS AND INTEREST HOLDERS.

2.  Objections to Confirmation.

The Debtors will seek confirmation of the Plan at the Confirmation Hearing. Any creditor or party in interest who wishes to object to confirmation of the Plan must file a written objection on or before October __, 2006 with the Clerk of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004 with a courtesy copy to the Chambers of Allan L. Gropper. On or before October __, 2006, a copy of the objection must also served upon (i) counsel for the Debtors, Arent Fox PLLC, 1675 Broadway, New York, New York 10019, Attention: Schuyler G. Carroll, Esq., and (ii) Office of the United States Trustee, 33 Whitehall Street, New York, New York 10004. Any objection must be timely filed and served in order to enable the Creditor or Interest Holder filing such objection to be heard at the Confirmation Hearing.

ARTICLE VII

CONCLUSION

The Debtors submit that the Plan complies in all respects with chapter 11 of the Bankruptcy Code and that confirmation and implementation of the Plan is preferable to any other alternative for the reorganization of the Debtors, or the liquidation of the Debtors under chapter 7 of the Bankruptcy Code because it will provide the greatest and fastest recovery to holders of Claims and Interests. Therefore, the Debtors recommends to holders of Claims and Interests who are entitled to vote on the plan that they vote to accept the Plan.

Respectfully submitted, IDEAL ACCENTS, INC., ET AL.

By:	/s/ Karim Suleman
Dated: October 6, 2006 New York, New York	Karim Suleman

Ideal Accents, Inc. (OTCBB: IACE) Organizatinal Chart

Ideal
Ideal Accents, Inc. (Ferndale)
JTM, Inc.
Ideal Accents, Inc. (Ann Arbor)
Ideal Accents, Inc. (Taylor)
T.O.E., Inc.
Ideal Accents (Nova Scotia) Company
Ideal Accents Holdings Inc.
Somani Holdings Inc.
AutoFun Canada Inc.

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May 23, 2006

D'Ambrosio Auto Group, Inc.
2280 South State Street
Salt Lake City, UT 84115-2724

Attention: Lance D'Ambrosio, Chairman and Chief Executive Officer

Re: Letter of Intent ("Letter of Intent") for the exchange of "restricted" shares of a public company (the "Public Company") trading on the OTCBB to be owned or controlled by Tryant, LLC, for all of the issued and outstanding shares of D'Ambrosio Auto Group, Inc., a Utah Corporation and its successors ("DAG") by the formation and merger of a wholly-owned subsidiary of the Public Company (the "Subsidiary") with and into DAG (the "Merger"), with DAG being the surviving corporation and the common shareholders of DAG being issued shares of common stock of the Public Company under terms of the Merger Agreement.

Dear Mr. D'Ambrosio:

This letter will confirm the following general terms upon which the Boards of Directors of the Public Company, Subsidiary, and DAG will adopt an agreement and plan of merger (the "Merger Agreement"), whereby the Public Company will exchange shares of its $0.001 par value voting stock for all of the issued and outstanding shares of common stock of DAG upon the Merger of Subsidiary with and into DAG, whereby DAG will become a wholly-owned subsidiary of the Public Company on the closing of the Merger (the "Closing").

We propose that a definitive agreement that will set forth in detail our intent upon the following general terms and conditions, be negotiated, approved by the respective Boards of Directors, and executed:

A. <u>The Exchange</u>.

(i) The Public Company shall issue approximately 19,000,000 shares of its post-Plan-of-Merger and Post-Financing $0.001 par-value common voting stock (the "Exchange Shares") in exchange for all of the issued and outstanding common stock of DAG;

(ii) At Closing the existing stockholders of the Public Company shall own approximately 1,000,000 shares of the post-split and post-Plan-of-Merger issued and outstanding shares of the Public Company.

(iii) The pre-Closing officers, directors, and the holders of 5% or more of the Public Company Common Stock shall have executed and delivered to DAG a Lock-Up/Leak-Out Agreement, providing that all resales of their respective securities of the reorganized Public Company shall be subject to a Lock-Up/Leak-Out Agreement for a period of twelve months from the Closing.

(iv) Upon the Closing, the Public Company shall file a DBA in the name of "D'Ambrosio Auto Group, Inc.";

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(v) Upon the Closing, DAG shall pay an amount totaling $500,000 as consideration for the Exchange Shares and as consideration for the personal indemnification of the Public Company and DAG by the pre-Closing officers, directors, and holders of 5% or more of the Public Company Common Stock against any and all past liabilities of any type or nature whatsoever of the Public Company existing at the Closing, and as consideration for the Public Company's expenses associated with the Merger.

(vi) Within seven days of Tryant's acquisition of the Public Company out of bankruptcy, DAG shall wire a $50,000 deposit to the trust account of Cletha Walstrand, Esquire, attorney for Tryant, which deposit will be fully refundable during the seven-day due diligence period that commences upon payment of the deposit.

(vii) The Merger is intended to be a tax-free reorganization under the Internal Revenue Code.

B. <u>Definitive Agreement</u>.

The definitive agreement ("Definitive Agreement") shall include, contain, or provide the following:

(i) Representations and Warranties. The principal executive officer of each of the parties shall certify the customary and usual representations and warranties "to the best of his personal knowledge and information."

(ii) Opinions of Counsel. Favorable opinions of counsel for the corporate parties with respect to the customary and usual matters of law covered under similar plans and with similar parties will be delivery at the Closing.

(iii) Financial and Other Information.

(a) The examination and inspection of the books and records of each of the parties prior to the Closing; the delivery no later than at the Closing of customary schedules listing each party's material contracts; real and personal properties; pending, threatened and contemplated legal proceedings; employees; assets and liabilities, including contingencies and commitments; and other information reasonably requested;

(b) Prior to Closing DAG will provide audited financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, consisting of a balance sheet and a related statement of income for the most recent year end, each of which fairly present the financial condition of DAG for the period-then-ended and as of the dates shown. For any quarter-period since the year-end statements, DAG will submit un-audited financial statements, also consisting of a balance sheet and a related statement of income, also prepared in accordance with GAAP consistently applied. Additionally, at Closing, DAG will provide a pro forma balance sheet for inclusion in the Information Statement that will be filed within five days of the Closing.

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(c) Prior to the Closing Public Company shall have formed a wholly owned Subsidiary in the State of Utah for the purpose of completing the Merger.

(d) The financial statements of Public Company shall reflect no liabilities and no assets at the Closing or satisfactory evidence of payment of all liabilities shall be provided by a person other than an officer or representative of Public Company.

(iv) Conduct of Business of Public Company and DAG Pending the Closing. Until consummation or termination of the Merger Agreement, Public Company and DAG will conduct business only in the ordinary course and none of the assets of Public Company or DAG shall be sold or disposed of except in the ordinary course of business or with the written consent of the other party.

(v) Other.

(a) On a best efforts basis, Tryant will identify a capital formation partner to complete a private-investment-in-public-equities ("PIPE") investment in DAG in an amount up to a maximum of $25,000,000 (TWENTY-FIVE-MILLION DOLLARS).

(b) Public Company and DAG shall have received all permits, authorizations, regulatory approvals and third party consents necessary for the Closing of the Plan of Reorganization, and all applicable legal requirements shall have been satisfied.

(c) Upon Tryant's acquisition of the Public Company out of bankruptcy, the Public Company shall instruct its legal counsel to immediately prepare all necessary documentation, so the definitive agreement can be executed as soon as practicable thereafter.

(d) The Boards of Directors of Public Company and DAG and the requisite majority of the stockholders of DAG required under the State of Incorporation shall have approved the definitive agreement.

(e) Piggyback registration rights shall be granted to Tryant, its designees, and finders for twelve months on any "unregistered" and "restricted" shares held following completion of the Merger Agreement.

(f) The pre-Closing officers, directors and the holders of 5% or more of the Public Company Common Stock shall execute a Lock-Up/Leak-Out Agreement to the effect that they will not sell or otherwise dispose of any equity securities of Public Company for a period of one year (the "Lock-up Period") following the Closing except in accordance with the Lock-Up/Leak-Out Agreement, which would allow for the sale of no more than 1/12th of the registered securities per month.

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(g) All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses.

Tryant, LLC
1608 W. 2225 S.
Woods Cross, UT 84087

Attorney for Tryant, LLC

Cletha Walstrand, Esq.
1328 East 600 North #200
Bountiful, UT 84010

D'Ambrosio Auto Group, Inc.
2280 South State Street
Salt Lake City, UT 84115-2724

Attorney for D'Ambrosio Auto Group

Michael Spence
Ray Quinney & Nebeker
36 South State, Suite 1400
Salt Lake City, UT 84111

~~DAG, Inc. Attorney~~

(h) Any finder's fee or similar payment with respect to the Merger shall be paid by the party or parties agreeing to such fee or payment.

(i) The definitive agreement shall contain customary and usual indemnification and hold-harmless provisions.

(j) The transactions which are contemplated herein, to the extent permitted, shall be governed by and construed in accordance with the laws of the State of the Utah.

(k) Each party and its agents, attorneys and representatives shall have full and free access to the properties, books and records of the other party (the confidentiality of which the investigating party agrees to retain) for purposes of conducting investigations of the other party.

(l) The substance of any public announcement with respect to the exchange, other than notices required by law, shall be approved in advance by all parties or their duly authorized representatives.

(m) In the event of the abandonment of this Letter of Intent prior to the execution of the Merger Agreement, except as provided in paragraph A (vi), each party shall bear and pay its own costs and expenses and shall indemnify and

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hold the other parties harmless there from. Following execution and delivery of the Merger Agreement, it will control the rights of the parties in this respect.

Except as provided in paragraphs A (vi) and D, this Letter of Intent merely evidences the intention of the parties hereto and is not intended to be legally binding. The Letter of Intent contemplated herein may be terminated by any of the parties at any time prior to the execution of the definitive agreement, which shall be controlling thereafter, and each of the parties agrees to hold the others harmless for any attorney's fees, accountant's fees, expenses, or other forms of damage that may result from a failure to consummate the Merger Agreement, except as provided in paragraph A (vi).

C. Counterparts.

This Letter of Intent may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

D. Confidentiality.

By its execution hereof, the Tryant acknowledges to and agrees with DAG that in the exercise of the several rights granted to it pursuant to this Letter of Intent, Tryant and/or its agents and affiliates, may become familiar with or aware of certain Confidential Information (as such term is hereinafter defined) disclosed by DAG or one or more of its officers, directors, employees, shareholders, partners, agents or representatives (each of such relationships being defined herein as an "Affiliate"). Accordingly, the Tryant hereby agrees that any and all Confidential Information disclosed or furnished to it or to any of its Affiliates, by DAG or any of its Affiliates, is and shall remain proprietary to DAG. Neither the Tryant nor any Affiliate of Tryant shall have any rights to distribute or divulge any of such Confidential Information to any third party without DAG's prior consent, or to use any of such Confidential Information in any way detrimental to DAG or any of its Affiliates, or in any way that would otherwise destroy, injure or impair any of DAG or its Affiliates' rights in or in respect of any such Confidential Information including, without limitation, by using any of such Confidential Information to solicit away from DAG, any of its employees, contractors, customers, vendors or other business relationships, or to establish or assist any person or entity that is or will be, directly or indirectly, in competition with DAG. For purposes of this Agreement, the term "Confidential Information" shall mean any and all proprietary information belonging to DAG, whether tangible or intangible, written or oral, including, without limitation, any intellectual property rights, books and records, computer software and files, lists of (or proprietary information concerning) its customers, suppliers, vendors and other business relationships, and any other item that may properly be classified as a protected trade secret. Tryant expressly agrees and understands that its agreement to abide by the provisions of this Section D constitutes a material part of the consideration inducing DAG to enter into this Letter of Intent and consider the transactions contemplated herein, and that any violation of such provisions could create immediate and irreparable harm to DAG. In the event of any breach of this Section D, the parties hereby agree that, in addition to whatever other remedies may be available to DAG, it shall be entitled to seek injunctive and other equitable relief, and Tryant hereby waives any bonding or other requirement as a precursor thereto.

May 23 06 06:48p Jeff Jenson 8015724025 p.6

Page 6 of 6

If the foregoing correctly sets forth the substance of the understandings of the parties, please execute this Letter of Intent in duplicate. Retain one copy for your records and return one by facsimile and in hardcopy to Cletha Walstrand, Esq., 1328 East 600 North #200, Bountiful, UT 84010

Very truly yours,

Jeff D. Jenson, Managing Director
Tryant, LLC

Accepted this 23rd day of May, 2006.

"DAG'
D'Ambrosio Auto Group

By: ________________________
Lance D'Ambrosio
Chairman & Chief Executive Officer

SUMMARY OF CLAIMS BY CLASS1

Ideal Accents, Inc. - Case No. 04-16632

Ideal Accents, Inc. (Ferndale) - Case No. 05-10052

T.O.E., Inc. - Case No. 05-10053

Class	No. of Members	Composition	Dollar Amount Asserted by Creditors
N/A	2	Priority Tax Claim	$229,775.58[2]
1A	2	Non-Tax Priority Claims of Ideal Accents	$17,500.00[3]
1B	1	Non-Tax Priority Claims of Ferndale	$5,327.52[4]
1C	0	Non-Tax Priority Claims of TOE	0.00
2A	3	Secured Claims of Ideal Accents	$75,705.54[5]
2B	0	Secured Claims of Ferndale	0.00
2C	0	Secured Claims of TOE	0.00
3A	54	Unsecured Claims of Ideal Accents	$4,047,337.60
3B	119	Unsecured Claims of Ferndale	$980,001.33
3C	53	Unsecured Claims of TOE	$323,532.55
4A	4	Interest of Ideal Accents	There are 626 shareholders of the parent company.
4B	0	Interest of Ferndale
4C	0	Interest of TOE

1  THIS IS A PRELIMINARY ANALYSIS. The Debtors dispute many of the filed proofs of claim. For the purpose of this analysis, however, all scheduled and filed claims are included.

2  The Debtors believe neither of these claims are valid, particularly since neither was filed by a governmental unit and will be filing an objection thereto shortly.

3  These proofs of claim assert priority but, as can be seen from the face of the claims, they are not entitled to priority and merely assert an Interest in Ideal Accents, Inc.

4  This Proof of Claim asserts priority, but is not entitled to priority and should be reclassified as unsecured.

5  The Debtors believe these Claims are not obligations of Ideal, but rather are the obligations of Ferndale, if any such obligation exists, but more properly should be paid by IAR.

D'Ambrosio Auto Group, Inc.

D'Ambrosio
CHRYSLER JEEP

1

Retail Automobile Industry:
Opportunity & Consistency

D'Ambrosio
CHRYSLER JEEP

- **Auto retail is an enormous, highly fragmented industry**
  - **$800+ billion in annual revenues**
  - **22,500 franchised dealers**
  - **45,000 used cars dealer**
  - **Less than 10% of sales among the 10 ten retailers**
    - **Public companies 4%**
    - **Private 6%**
  - **To be in the top 500 - $73.8 million in annual revenue**

2

Retail Automobile Industry:
Chrysler Economic Forecast

D'Ambrosio
CHRYSLER JEEP

Demand for New Vehicles
Three Determinants of Long-run Trends

1. Change in number of households

2. Change in number of vehicles per household

3. Replacement of scrapped vehicles

3

Retail Automobile Industry: Chrysler Economic Forecast

D'Ambrosio CHRYSLER JEEP

Consumer Households
160
140
120
100
80
60
40
20
1960
1970
1980
1990
2000
2015
117
138

4

Retail Automobile Industry: Chrysler Economic Forecast

D'Ambrosio CHRYSLER JEEP

Vehicles per Household
2.2
2
1.8
1.6
1.4
1.2
1
60
70
80
90
2000
2010
1.84
2.02

5

Retail Automobile Industry: Opportunity & Consistency

Annual Revenues
$ in millions
$8,000.0
$6,000.0
$4,000.0
$2,000.0
$-
1
2
3
4
Year
United Auto Group
Sonic Automotive
Group 1
Lithia
CarMax
Asbury Auto Group

Net Income
$ in millions
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
1999
2000
2001
2002
Year
United Auto Group
Sonic Automotive
Group 1
Lithia
CarMax
Asbury Auto Group

6

Retail Automobile Industry: Opportunity & Consistency

D'Ambrosio CHRYSLER JEEP

Diversified revenue and profit streams

- New & Used vehicle sales
- Finance & Insurance
- Parts & Service
- Stability through economic cycles

Strong consistent cash flow and variable cost structure

7

Retail Automobile Industry: Opportunity & Consistency

D'Ambrosio Chrysler Jeep

Revenue Mix

9.9%
2.6%
4.6%
22.5%
60.4%
New
Used
Parts/Service
F & I
Other

8

Retail Automobile Industry: Management & Operations

D'Ambrosio Chrysler Jeep

Cost Structure & Profitability : Industry Averages

Costs	% of Gross Profit
Variable/semi- fixed expenses	75%
Fixed expenses	25%
Operating profit	23%

9

Retail Automobile Industry: Opportunity & Consistency

D'Ambrosio CHRYSLER JEEP

Manufacturers vs. Retailers
Earnings Before Taxes as a % of Sales
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
1988
1992
1996
2000
Big 3
Dealerships

10

Retail Automobile Industry: Opportunity & Consistency

D'Ambrosio
CHRYSLER JEEP

Valuable real estate assets

FINANCIAL OVERVIEW

SCOTTSDALE 101 – Phoenix, AZ

23

11

UNIQUE REAL ESTATE CHARACTERISTICS

- Lack of Traditional Supply/Demand Characteristics
- Difficult Locations to Replicate or Relocate
  - Franchise is Location Specific
  - Zoning
  - 76% of Investments in Top 50 Metro Areas[(1)]
- Significant On-going Tenant Leasehold Improvements
- Nearly 40% Raw Land Cost
- Long-lived Assets

(1) Source: 2000 U.S. Census

16

12

OUTSTANDING SHAREHOLDER RETURNS

Compounded Total Return
From March 31, 1999
to March 31, 2004

CARS
333.3%
140%
0%
-17.6%
-5.9%

Source: SNL Financial

Compounded Annual Total Return
From March 31, 1999
to March 31, 2004

CARS
33.9%
18.6%
0%
-3.8%
-1.2%

Source: Bloomberg

37

Retail Automobile Industry:
Capital Automotive REIT

CAPITAL AUTOMOTIVE REIT
as of 25-Jun-2004
40
30
20
10
Jan00
Jan01
Jan02
Jan03
Jan04
4
3
2
1
0
Millions
Copyright 2004 Yahoo! Inc.
http://finance.yahoo.com/

14

Retail Automobile Industry: Capital Automotive REIT

Our properties are located in 31 states with approximately 76 percent located in the Top 50 metropolitan markets in the country ranked in terms of population. Our tenants operate approximately 448 automotive franchises on our properties, representing 43 brands of motor vehicles.

There is in excess of $50 billion of automotive retail real estate located in the United States.

15

Strategy

Diversify though multiple brand franchised dealerships

- **First tier**

  Chevrolet, Ford, Toyota, Honda, Dodge/Chrysler/Jeep

Market Share (volume)
20.2%
28.4%
7.4%
10.4%
11.7%
21.9%
General Motors Corporation
Ford Motor Co
DaimlerChrysler AG
Toyota Motor Company
Honda Motor Company Ltd
Other

16

Strategy

D'Ambrosio CHRYSLER JEEP

Pay a reasonable pre-tax earnings multiple

- 2 to 5 times pre-tax earnings

Second-tier markets

Geographic focus on growth markets

Look to aggregate market share in markets once key acquisition is made

17

Retail Automobile Industry: Acquisition Process

D'Ambrosio CHRYSLER JEEP

Identify opportunities

Market Research

- Competition
- Marketing/Advertising
- Location
- Manufacture issues

Demographics
Regulatory
Real Estate

Due Diligence

- Financial analysis
- Manufacture interview

Legal review
Management interview

18

Retail Automobile Industry: Acquisition Process

D'Ambrosio
CHRYSLER JEEP

Acquisition Structure

- Financing structuring
- Sensitivity Analysis
  - Base case
  - Break even case

Transaction

- Seller negotiations
- Legal documentation and closing
- Obtaining additional financing
  - Acquisition debt
  - Flooring lines
  - Working capital
- Manufacture approval
- Transition Plan

19

EXECUTIVE SUMMARY

D'Ambrosio Auto Group, Inc. ("DAG") is a Utah Corporation established to acquire and operate franchised automobile dealerships. DAG currently operates D'Ambrosio Chrysler Jeep in Salt Lake City, Utah and has developed a five-year operating plan to acquire and operate multiple automobile dealerships.

RETAIL AUTOMOBILE INDUSTRY: OPPORTUNITY & CONSISTENCY

After 18 months of research, the principals of DAG acquired a Chrysler Jeep dealership in Salt Lake in October of 2002 investing several million dollars of their own capital. The following characteristics of the retail automobile industry make it an attractive investment/acquisition opportunity:

- ✓ **Auto retailing is an enormous, highly fragmented industry** – Retail auto sales exceeded $800 billion in 2003. Of the approximately 22,500 franchises automobile dealerships in the U.S., the top ten automobile retailers control less than 10% of retail sales leaving approximately 90% of the market yet to be consolidated. (Public companies control 4% and private entities control 6%). The top 500 franchised dealership locations averaged annual revenues of $123.7 million in 2002. (No.1 - $500 million - No. 500 $73.8 million) This highly fragmented industry offers numerous opportunities for growth and profitability.

- ✓ **Diversified revenue and profit streams** – The auto retailing industry has multiple revenue streams including, but not limited to, new and used auto sales, parts and service, and financing and insurance. This diversified revenue mix gives DAG stability throughout all economic cycles.

- ✓ **Strong, consistent cash flows and variable costs** – Automobile dealerships have strong consistent cash flows that have resulted in average pretax net profits of 2% of revenues over the past 22 years and have never averaged a negative year. A highly variable cost structure makes profitability manageable even during economic downturns. These unique characteristics have reinforced DAG's commitment to the retail auto industry.

- ✓ **Valuable real estate assets** – Franchise dealerships have excellent retail locations and are located on valuable real estate. It is the intention of DAG to acquire the real estate underlying dealerships in addition to the retail operations.

GROWTH STRATEGY

DAG's business plan is to acquire numerous dealerships over the next five years and reach $1.50 to $2 billion of annual revenue. DAG will use the following growth strategy to accomplish this:

- ✓ **Acquire top five brand franchises** – DAG will focus on acquiring a diversified product base among the five manufactures by market share – Chevrolet, Ford, Honda, Toyota and Dodge-Chrysler-Jeep. By acquiring a diversified product offering among the top five brands by market share, DAG will maximize growth and stability while minimizing product competition and new product volatility.

- ✓ **Acquire dealerships at a reasonable valuation** – DAG will acquire franchise dealership at multiples of 2-5 times pretax net profits. By acquiring franchises at reasonable multiples, with a financial structure that has substantial excess cash flow to service acquisition-related debt, DAG will optimize investor returns and reduce acquisitions risks. Additionally, DAG has not based its projections on any improvement in the current operations of the acquired dealership providing upside opportunity and minimizing downside risks.

- ✓ **Acquire larger dealerships** – DAG will target franchised dealerships with revenues in excess of $50 million annually. By focusing on larger dealerships, DAG strategies will allow it to grow through fewer acquisitions and fewer managed locations. Additionally, larger dealerships allow for higher paid, more experienced management.

- ✓ **Acquire the under lying real estate** – DAG's strategy will include acquiring the underlying real estate. Acquiring the real estate will provide better acquisition financing terms and a valuable hard asset for investors (see Real Estate Section). Additionally, acquiring the real estate creates flexibility for DAG going forward to maximize valuation opportunity (see Valuation Strategies section).

- ✓ **Acquire dealerships in rapidly growing Sunbelt cities** – DAG will target dealerships in cities with above average growth rates and moderate climates. Population growth augments organic growth for the business and accelerates appreciation of real estate values. Additionally, DAG will focus on cities where it can acquire either the only franchise of a certain brand, i.e. the only Ford dealership, or where it can acquire multiple franchises in the same city, thus increasing market share and reducing advertising and management expenses.

- ✓ **Immediate growth opportunities- DAG has identified several key acquisition targets that it can acquire between now and year end that would allow it to reach over $500 million in annual revenues. It either owns or has letter of intents negotiated on these target opportunities.**

SUMMARY PROJECTED FINANCIAL DATA ON ACQUISITION TARGETS

	Year 1	Year 2	Year 3
Revenues	414,000,000	434,700,000	456,435,000
Cost of Goods Sold	356,040,000	373,842,000	392,534,000
Gross Profit	53,820,000	56,511,000	59,336,000
Operating Profit	19,044,000	19,996,000	20,966,000

Franchises included in the acquisition: Toyota, Honda, Chrysler, Jeep, Ford, Hyundai, Mazda

USE OF PROCEEDS

Acquisition costs	$40,000,000
Furniture, fixtures, equipment	5,000,000
Parts, Used car inventory	9,000,000

In addition , the real estate will be acquired at appraised value of approximately $22 million and the new car inventory of approximately $45,000,000. Financing has been arranged for both these assets.

MANAGEMENT AND OPERATIONS

DAG has a strong management team consisting of seasoned industry and business veterans. In addition to their auto retailing experience, DAG's principals bring a strong management, finance, securities and acquisition background to meet the company's growth objectives.

Lance D'Ambrosio, 46, Chairman and Chief Executive Officer, has over 25 years of business experience in sales, marketing, securities, finance and management. After a successful career with Xerox and Savin, Lance was to chosen to be a franchise operator for Savin. After selling his Savin operation, Lance continued his entrepreneurial efforts founding two start-up telecommunications companies where he raised over $400 million of debt and equity. Both telecom companies were successfully sold to larger operators. Additionally, in his telecommunications ventures, he completed over $200 million of acquisitions. In 2000, Lance was named an Ernst & Young Entrepreneur of the Year for his success in creating his telecommunications company.

Troy D'Ambrosio, 43, President, has over 23 years of government and business experience in investor relations, securities, finance and management. Troy started his career as Executive Assistant to the Mayor of Salt Lake City. From there he moved to the private sector with American Stores Company, a Fortune 100 retail food and drug company. Along with his brother Lance, Troy founded and sold two start-up telecommunications companies where he raised over $400 million of debt and equity, and completed over $200 million of acquisitions. In 2000, Troy was named an Ernst & Young Entrepreneur of the Year for his success in creating his telecommunications company.

James Walker, 51, Chief Operating Officer, has over 25 years of automotive industry experience. James has been an owner operator of several franchises, including, Cadillac, Nissan, Volvo and GMC. He has been recognized as one of the top dealers in the country for each of the franchises he has owned and has won numerous awards for his operating excellence. He has served on national dealer councils and was President of the National Dealer Council. James has achieved similar success operating one of the largest automotive warranty companies in the country which he ultimately sold to General Motors. After successfully, selling his Nissan store to Auto Nation, the largest retail operator in the industry, he became General Manager for a group of franchises owned by one of the largest public retail automotive companies in the country, Lithia Motors. He successfully, turned the Montana operations around taking sales from less than 50 cars per month to over 180 cars per month.

Whit Cluff, 55, with Coldwell Banker will manage all real estate related activities of the company. Whit has an extensive background in the real estate industry and with the resources of Coldwell Banker will evaluate all the company's real estate acquisitions.

MANAGEMENT AND OPERATIONS

DAG has a strong management team consisting of seasoned industry and business veterans. In addition to their auto retailing experience, DAG's principals bring a strong management, finance, securities and acquisition background to meet the company's growth objectives.

Lance D'Ambrosio, 46, Chairman and Chief Executive Officer, has over 25 years of business experience in sales, marketing, securities, finance and management. After a successful career with Xerox and Savin, Lance was to chosen to be a franchise operator for Savin. After selling his Savin operation, Lance continued his entrepreneurial efforts founding two start-up telecommunications companies where he raised over $400 million of debt and equity. Both telecom companies were successfully sold to larger operators. Additionally, in his telecommunications ventures, he completed over $200 million of acquisitions. In 2000, Lance was named an Ernst & Young Entrepreneur of the Year for his success in creating his telecommunications company.

Troy D'Ambrosio, 43, President, has over 23 years of government and business experience in investor relations, securities, finance and management. Troy started his career as Executive Assistant to the Mayor of Salt Lake City. From there he moved to the private sector with American Stores Company, a Fortune 100 retail food and drug company. Along with his brother Lance, Troy founded and sold two start-up telecommunications companies where he raised over $400 million of debt and equity, and completed over $200 million of acquisitions. In 2000, Troy was named an Ernst & Young Entrepreneur of the Year for his success in creating his telecommunications company.

James Walker, 51, Chief Operating Officer, has over 25 years of automotive industry experience. James has been an owner operator of several franchises, including, Cadillac, Nissan, Volvo and GMC. He has been recognized as one of the top dealers in the country for each of the franchises he has owned and has won numerous awards for his operating excellence. He has served on national dealer councils and was President of the National Dealer Council. James has achieved similar success operating one of the largest automotive warranty companies in the country which he ultimately sold to General Motors. After successfully, selling his Nissan store to Auto Nation, the largest retail operator in the industry, he became General Manager for a group of franchises owned by one of the largest public retail automotive companies in the country, Lithia Motors. He successfully, turned the Montana operations around taking sales from less than 50 cars per month to over 180 cars per month.

Whit Cluff, 55, with Coldwell Banker will manage all real estate related activities of the company. Whit has an extensive background in the real estate industry and with the resources of Coldwell Banker will evaluate all the company's real estate acquisitions.

May 23 06 07:25p Jeff Jenson 8015724025 p.1

DAIMLERCHRYSLER

2005 DEALER FINANCIAL STATEMENT

PAGE 1

DEALER: D'AMBROSIO CHRYSLER JEEP CITY: SALT LAKE CITY STATE: UT, 84115

FOR PERIOD OF: 01/01/05 TO 12/31/05 DIVISION NAME: JEEP EAGLE BC NAME: BC NAME GROUP NUMBER: GROUP DEALER CODE: 24072

BALANCE SHEET

ASSETS	Detail	ACCT. NO.	AMOUNT DOLLARS ONLY	LINE NO.
CURRENT ASSETS:				1
CASH ON HAND		101/102	1200	2
CASH IN BANK		103	248176	3
CASH ON DEPOSIT		104	569	4
CONTRACTS IN TRANSIT		106	346680	5
TOTAL CASH AND EQUIVALENT (LINES 2-5)			596625	6
RECEIVABLES:				7
SERVICE & PARTS ACCOUNTS	PAST DUE: 2015	110	134293	8
VEHICLE ACCOUNTS		111	440941	9
CUSTOMER NOTES		112		10
OTHER RECEIVABLES		114		11
WARRANTY/ROAD READY		110A	23894	12
HOLDBACK		110B	78816	13
SPECIAL VEHICLE INCOME		110C		14
FLOOR PLAN ALLOWANCE		110D		15
WHOLESALE COMPENSATION-PARTS		110E		16
INVENTORY REBATES		110F	141942	17
DEALER CASH/CONSUMER REBATES		110H		18
OTHER		110G		19
TOTAL FACTORY RECEIVABLES (LINES 12 THRU 19)			244652	20
ALLOWANCE FOR DOUBTFUL ACCOUNTS		118	(4000	21
NET RECEIVABLES (LINES 8 THRU 11 + 20 - 21)			815886	22
DUE FROM FINANCE & INSURANCE CO.'S-CURRENT		119	31848	23
TOTAL RECEIVABLES (LINES 22 & 23)			847734	24
INVENTORIES:				25
	UNITS / OVER 90 DAYS			26
CARS: DAIMLERCHRYSLER	Units 29	120	1163964	27
GLOBAL ELECTRIC MOTORCARS		121		28
				29
TRUCKS: DAIMLERCHRYSLER	Units 179	123	6580322	30
RECREATIONAL VEHICLES		124		31
OTHER NEW CARS & TRKS.-COMPETITIVE		125		32
TOTAL NEW VEH. (L27 THRU 32)	Units 208		7744286	33
DEMOS CARS / TRKS / OTHER		126		34
USED CARS	Total units 75; Over 30 days 30	127	881656	35
USED TRUCKS	Total units; Over 30 days	128		36
USED DAIMLERCHRYSLER VEH. REMKTG.	Total units 7; Over 30 days 7	129A	78817	37
USED CPOV	Total units; Over 30 days	129B		38
TOTAL USED VEH. (L35-38)	Total units 82; Over 30 days 37		960473	39
PARTS & ACCESS.-DAIMLERCHRYSLER	Memo: avg. sales activity 12 mon. 53562	130	416197	40
PARTS & ACCESS.-OTHER MFG.		131		41
INVENTORY ADJUSTMENT - PARTS & ACCESSORIES		132	(840	42
TIRES AND TUBES		133		43
OTHER AUTOMOTIVE INVENTORIES		134	4836	44
LABOR IN PROCESS MECHANICAL		135A		45
LABOR IN PROCESS BODY & PAINT		135B		46
OTHER SERVICE & PARTS INVENTORIES		136	11612	47
TOTAL P & A & MISC. INV'TY. (LINES 40 THRU 47)			431805	48
NON AUTOMOTIVE INVENTORIES		137		49
				50
TOTAL INVENTORIES (LINES 33 + 34 + 39 + 48 + 49 + 50)			9136564	51
MARKETABLE SECURITIES		140		52
PREPAID EXPENSES		145		53
TOTAL CURRENT ASSETS (LINES 6 + 24 + 51 + 52 + 53)			10580923	54
OTHER ASSETS:				55
OFFICERS & EMPLOYEES ACCOUNTS		151	53000	56
DUE FROM FINANCE & INSURANCE COMPANIES DEFERRED		152		57
DEPOSITS ON CONTRACTS		153	16922	58
CASH VALUE OF LIFE INSURANCE		154		59
DRIVER EDUCATION CARS	UNITS	155		60
LEASE/RENTAL VEHICLES	UNITS	156		61
OTHER ASSETS & INVESTMENTS		157	2252362	62
TOTAL OTHER ASSETS (LINES 56 THRU 62)			2322284	63
LAND, BLDGS. & EQUIPT. (AUTO BUSINESS ONLY)				64
LAND	COST	160		65
BLDGS. & BLDG. EQUIPT.	COST	161		66
SERVICE EQUIPMENT	COST 209793	162	145136	67
PARTS & ACCESS. EQUIPT.	COST 85670	163	69555	68
CO. CARS/SERV. VEHICLES	COST 60368	164	49697	69
FURN., SIGNS & EQUIPT.	COST 251100	165	168166	70
LEASEHOLDS		166	-26108	71
NET VALUE OF LAND, BLDGS. & EQUIPT. (LINES 65-71)			406446	72
TOTAL ASSETS (LINES 54 + 63 + 72)			13309653	73

LINE NO.	LIABILITIES AND NET WORTH	Amount due within 1 year	ACCT. NO.	AMOUNT DOLLARS ONLY
1	CURRENT LIABILITIES:			
2	ACCOUNTS PAYABLE		201	93413
3	CUSTOMER REFUNDS-PAYABLE		202	
4	NOTES PAYABLE / DIVIDENDS PAYABLE		203 / 205	
5	VEHICLE LIEN PAYOFF		206	104969
6	VEHICLE PROTECTION/EXTENDED WARRANTY		207	16284
7	CREDIT BALANCES-SERVICE-PARTS, VEHICLES & OTHER RECEIVABLES		110-111 / 114	
8	WGC ADVANCE PAYMENT		116A-1	
9	TOTAL ACCOUNTS & NOTES PAYABLE (LINES 2-8)			214666
10	ACCRUED EXPENSES:			
11	PAYROLL AND EQUIVALENT		210	45000
12	INTEREST		212	52530
13	INSURANCE		213	
14	TAXES-PAYROLL		214	48606
15	TAXES-OTHER THAN PAYROLL & INCOME		215	123881
16	INCOME TAXES		216	
17	OTHER ACCRUED EXPENSES		217	-110694
18	TOTAL ACCRUED EXPENSES (LINES 11-17)			159323
19	FLOOR PLAN LIABILITY:			
20	NEW CARS AND TRUCKS		220	8608616
21	DEMONSTRATORS		228	
22	USED CARS AND TRUCKS		227	216460
23	USED CARS AND TRUCKS DAIMLERCHRYSLER VEHICLE REMARKETING		228A	49640
24	USED CARS AND TRUCKS CPOV		228B	
25	OTHER INVENTORIES		230	
26	TOTAL FLOOR PLAN LIABILITY (LINES 20-25)			8874716
27	TOTAL CURRENT LIABILITIES (LINES 9 + 18 + 26)			9248705
28–30	WORKING CAPITAL — GUIDE-$; ACTUAL-$ 1,160,852 (ASSET LINE 54 MINUS LIAB. LINES 27 AND 43 AMT. DUE WITHIN 1 YEAR)			
31	OTHER LIABILITIES:			
32	SECURITY DEPOSITS: LEASE VEHICLES		240	
33	RESERVE FOR REPOSSESSION LOSSES		200	
34	DRIVER EDUCATION CARS		255	
35	LEASE/RENTAL VEHICLES		250	
36	COMPANY CARS & SERVICE VEHICLES		258	38624
37	TOTAL OTHER LIABILITIES (LINES 32-36)			38624
38	LONG TERM DEBT	AMOUNT DUE WITHIN 1 YEAR		
39	NOTES PAYABLE-CAPITAL LOANS		280	
40	SUBORDINATED NOTES		282	
41	MORTGAGES PAYABLE		283	
42	OTHER NOTES & CONTRACTS	171366	286	385408
43	TOTAL LONG TERM DEBT (LINES 39-42)	171366		385408
44	TOTAL LIABILITIES (LINES 27 + 37 + 43)			9672737
45	LIFO RESERVE-INVENTORY ADJ.		288	
46	NET WORTH:			
47	CAPITAL STOCK		270 / 271	1000
48	ADDITIONAL PAID IN CAPITAL		272	3189315
49	RETAINED EARNINGS		276	222414
50	DIVIDENDS		277	
51	INVESTMENTS (PROPRIETOR OR PARTNERS)		280	
52	WITHDRAWALS		285	
53	ADJUSTMENTS		290	

CURRENT EARNINGS BEFORE TAXES

LINE NO.	NEW UNITS PLACED IN SERVICE DURING CURRENT MONTH: LEASING OWNED & RETAIL	RENTALS	UNIT SALES FROM PAGE 3	NEW DAIMLERCHRYSLER LINE 44-30 & 38	NEW OTHER LINE 28 & 38	USED LINE 57	AMOUNT
57			JAN	43		49	1957
58			FEB	36		41	-9218
59			MAR	70		45	54222
60			APR	33		27	-20036
61			MAY	64		31	-26899
62			JUN	101		42	37646
63			JUL	96		43	76999
64			AUG	73		53	54034
65			SEP	63		68	38933
66			OCT	37		52	-28389
67			NOV	54		34	2456
68			DEC	65		47	42482
69			TOTAL	735		532	224187

LINE NO.		ACCT. NO.	AMOUNT
70	ESTIMATED INCOME TAX	298	(
71	NET EARNINGS (LINES 69 MINUS 70)	299	224187
72	TOTAL NET WORTH (LINES 47 THRU 69 - 71)		3636916
73	TOTAL LIABILITIES AND NET WORTH (LINES 44 + 45 + 72)		13309653

DaimlerChrysler Motors Corporation

SIGNATURE ______________________ DATE __________

CHRYSLER 2005 PAGE 1

May 23 06 07:26p Jeff Jenson 8015724025 p.2

PAGE 2

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 DEC 2005 CODE 24072

STATEMENT OF INCOME AND EXPENSE

LINE NO.	NAME OF ACCOUNT	ACCT. NO.	MONTH DOLLARS ONLY	% DEPT. G.P.	YEAR-TO-DATE DOLLARS ONLY	% DEPT. G.P.
1	NEW VEHICLE GROSS PROFIT (PAGE 3 - LINE 49)		168045		1631017	
2	SALESPERSONS' COMMISSIONS & INCENTIVES-NEW	301	23526	14.0	279050	17.1
3	SALES MANAGERS' COMMISSIONS & INCENTIVES-NEW	302	25207	15.0	279180	17.1
4	NEW VEHICLE INVENTORY MAINTENANCE	303	3701	2.2	43690	2.7
5	POLICY SERVICE-NEW	304	1146	0.7	9234	0.6
6	TOTAL NEW VEHICLE VARIABLE SALES EXPENSE (LINES 2 THRU 5)	TOTAL	53580	31.9	611154	37.5
7	NEW VEHICLE VARIABLE GROSS (LINE 1 MINUS LINE 6)		114465	68.1	1019863	62.5
8	SALESPERSONS' SALARIES-NEW	306				
9	SALES MANAGERS' SALARIES-NEW	307				
10	OTHER SALARIES-NEW	308	8213	4.9	120160	7.4
11	ADVERTISING-NEW	309	8954	5.3	97591	6.0
12	SALES PERSONNEL TRAINING	310	8495	5.1	58694	3.6
13	DEMONSTRATION EXPENSE-NEW	312	1693	1.0	19498	1.2
14	INTEREST ON FLOOR PLAN-NEW	315	24577	14.6	128300	7.9
15	TOTAL SEMI-FIXED SALES EXPENSE-NEW (LINES 8 THRU 14)	TOTAL	51932	30.9	424243	26.0
16	NEW VEHICLE NET (LINE 7 MINUS LINE 15)		62533	37.2	595620	36.5
17	USED VEHICLE GROSS PROFIT (PAGE 3 - LINE 80)		90922		821811	
18	SALESPERSONS' COMMISSIONS & INCENTIVES-USED	321	13949	15.3	139154	16.9
19	SALES MANAGERS' COMMISSIONS & INCENTIVES-USED	322	13033	14.3	141299	17.2
20	USED VEHICLE INVENTORY MAINTENANCE	323	2107	2.3	17188	2.1
21	POLICY & WARRANTY SERVICE-USED	324	361	0.4	5402	0.7
22	TOTAL USED VEHICLE VARIABLE SALES EXPENSE (LINES 18 THRU 21)	TOTAL	29450	32.4	303043	36.9
23	USED VEHICLE VARIABLE GROSS (LINE 17 MINUS LINE 22)		61472	67.6	518768	63.1
24	SALESPERSONS' SALARIES-USED	326				
25	SALES MANAGERS' SALARIES-USED	327				
26	OTHER SALARIES-USED	328	8847	9.7	97303	11.8
27	ADVERTISING-USED	329	2573	2.8	46619	5.7
28	DEMONSTRATION EXPENSE-USED	332	846	0.9	7291	0.9
29	INTEREST ON FLOOR PLAN-USED	335	1576	1.7	18967	2.3
30	TOTAL SEMI-FIXED SALES EXPENSE-USED (LINES 24 THRU 29)	TOTAL	13842	15.2	170180	20.7
31	USED VEHICLE NET (LINE 23 MINUS LINE 30)		47630	52.4	348588	42.4
32	SERVICE — BODY AND PAINT / MECHANICAL					
33	ACCOUNT NUMBER / ACCOUNT NAME / ACCOUNT NUMBER		MONTH DOLLARS ONLY	% DEPT. G.P.	YEAR-TO-DATE DOLLARS ONLY	% DEPT. G.P.
34	(P.4 L. 19) GROSS PROFIT	(P.4 L. 11)	100966		1377477	
35	340B 341B SALARIES, VACATION & TIME OFF	340A 341A	29901	29.6	430270	31.2
36	342B TRAINING	342A				
37	343B ADVERTISING	343A	7064	7.0	72443	5.3
38	344B SUPPLIES, TOOLS & LAUNDRY	344A	3059	3.0	12251	0.9
39	346B SERVICE VEHICLE EXPENSE	345A	2227	2.2	25881	1.9
40	348B POLICY ADJUSTMENTS	346A	4881	4.8	40005	2.9
41	348B 349B DEPRECIATION, MAINT., REPAIR & RENTAL EQUIP.	348A 349A	1799	1.8	28790	2.1
42	SALES EXPENSE (LINES 35 THRU 41)		48931	48.5	609640	44.3
43	DEPARTMENT NET (LINE 34 MINUS LINE 42)		52035	51.5	767837	55.7
44	PARTS DEPT. GROSS PROFIT (PAGE 4 - LINE 34)		79981		812055	
45	SALARIES, WAGES & INCENTIVES-PARTS	350	23715	29.7	267313	32.9
46	PERSONNEL TRAINING & ADVERTISING	352 353	1746	2.2	20344	2.5
47	SUPPLIES, TOOLS & LAUNDRY	354	620	0.8	3802	0.5
48	FREIGHT	355	931	1.2	15731	1.9
49	POLICY ADJUSTMENTS-PARTS	356			409	0.1
50	PARTS VEHICLE EXPENSE	357	2108	2.6	16413	2.0
51	DEPRECIATION, MAINTENANCE, REPAIR & RENTAL-EQUIPMENT	358 359	1608	2.0	20588	2.5
52	TOTAL PARTS DEPT. SALES EXPENSE (LINES 45 THRU 51)	TOTAL	30728	38.4	344600	42.4
53	PARTS NET (LINE 44 MINUS LINE 52)		49253	61.6	467455	57.6
54	FIXED EXPENSE			% TOTAL G.P.		% TOTAL G.P.
55	SALARIES & WAGES-ADMINISTRATIVE & GENERAL	362	19777	4.5	209185	4.5
56	EMPLOYEE BENEFITS	363	17231	3.9	152101	3.3
57	PAYROLL TAXES	366	19819	4.5	251835	5.4
58	ADVERTISING GENERAL & INSTITUTIONAL	367	9041	2.1	110050	2.4
59	STATIONERY, OFFICE SUPPLIES & POSTAGE	368	5405	1.2	66263	1.4
60	LEGAL, AUDITING, COLLECTION & OTHER OUTSIDE SERVICES	370 371	1868	0.4	101432	2.2
61	COMPANY CAR EXPENSE	372				
62	DUES, SUBSCRIPTIONS & CONTRIBUTIONS	373	1172	0.3	18534	0.4
63	DATA PROCESSING SERVICES	374	17865	4.1	215093	4.6
64	TRAVEL & ENTERTAINMENT	377	577	0.1	12705	0.3
65	BAD DEBTS	378				
66	MISCELLANEOUS	380	6447	1.5	78407	1.7
67	RENT & EQUIVALENT	381 THRU 386	62575	14.2	784545	16.9
68	MAINTENANCE & REPAIRS-REAL ESTATE	387	10731	2.4	98267	2.1
69	INTEREST (OTHER THAN FLOOR PLAN & MORTGAGE)	388	988	0.2	12228	0.3
70	INSURANCE, TAXES & LICENSES (OTHER THAN PAYROLL & REAL ESTATE)	389 390	387	0.1	2227	0.0
71	DEPRECIATION, MAINTENANCE & RENTAL-FURNITURE, SIGNS & EQUIPMENT	391 THRU 393	3386	0.8	43071	0.9
72	HEAT, LIGHT, POWER & WATER	395	14267	3.2	106769	2.3
73	TELEPHONE	396	4073	0.9	51901	1.1
74	TOTAL FIXED EXPENSE (LINES 55 THRU 73)	TOTAL	195609	44.5	2314613	49.9
75	SALARIES-OWNERS & OFFICERS	398				
76	TOTAL EXPENSES (LINES 6, 15, 22, 30, 42B, 42M, 52, 74 & 75)	TOTAL	424072	96.4	4777473	102.9
77	OPERATING PROFIT (LINES 16, 31, 43B, 43M, 53 MINUS LINES 74 & 75)		15842		-135113	
78	OTHER INCOME AND (DEDUCTIONS)-NET (PAGE 4-LINE 49)		26639		359299	
79	NET EARNINGS OR (LOSS)-BEFORE INCOME TAX (LINE 77 PLUS OR MINUS LINE 78)		42482		224187	

ADP CHRYSLER 2005 PAGE 2

May 23 06 07:27p Jeff Jenson 8015724025 p.3

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 DEC 2005 CODE 24072 PAGE 2

DEPARTMENTAL GROSS PROFIT ANALYSIS

NEW VEHICLE

LINE NO.	MONTH SALES	MONTH GROSS PROFIT	MONTH UNITS	PER UNIT	ACCOUNT NAME		ACCOUNT NO.	YEAR-TO-DATE SALES	YEAR-TO-DATE GROSS PROFIT	YEAR-TO-DATE UNITS	PER UNIT
1					GLOBAL ELECTRIC MOTORCARS	RETAIL	401				
2					NEON	RETAIL	402				
3						RETAIL					
4					PT CRUISER CONVERTIBLE	RETAIL	403	105695	1117	4	279
5						RETAIL					
6					STRATUS 2DR COUPE	RETAIL	411				
7					STRATUS 4DR SEDAN	RETAIL	412				
8						RETAIL					
9					SEBRING 2DR COUPE	RETAIL	414				
10					SEBRING 4DR SEDAN	RETAIL	415	67065	2092	3	697
11					SEBRING CONVERTIBLE	RETAIL	416	393058	-834	15	-56
12					CHARGER	RETAIL	409				
13					MAGNUM	RETAIL	418				
14	564073	29823	13	2294	300 SERIES	RETAIL	420	2933805	141267	72	1962
15						RETAIL					
16						RETAIL					
17					CROSSFIRE	RETAIL	422	427033	10734	12	895
18					VIPER	RETAIL	423				
19					OTHER NEW CARS - DAIMLERCHRYSLER	RETAIL	425				
20					OTHER NEW CARS - COMPETITIVE	RETAIL	426				
21	564073	29823	13	2294	TOTAL CARS RETAIL			3926656	154376	106	1456
22					CARAVAN / GRAND CARAVAN	RETAIL	427				
23	141290	4309	4	1077	TOWN & COUNTRY	RETAIL	428	2030227	100975	64	1578
24						RETAIL					
25	223863	8426	11	766	PT CRUISER	RETAIL	430	1729523	36444	82	444
26											
27					SPRINTER	RETAIL	447				
28	244187	9646	5	1929	WRANGLER	RETAIL	432	3302005	121249	95	1276
29	124119	4945	2	2473	PACIFICA	RETAIL	442	1943264	68048	48	1418
30	327870	17081	11	1553	LIBERTY	RETAIL	434	4540865	180827	139	1301
31					DURANGO	RETAIL	435				
32					DAKOTA	RETAIL	438				
33					RAM PICKUP	RETAIL	437				
34	325544	8637	5	1727	COMMANDER	RETAIL	443	698847	40935	13	3149
35	573753	30706	14	2193	GRAND CHEROKEE	RETAIL	438	7365903	243890	188	1297
36					OTHER NEW TRUCKS - DAIMLERCHRYSLER	RETAIL	439				
37					RECREATIONAL VEHICLES	RETAIL	440				
38					OTHER NEW TRUCKS - COMPETITIVE	RETAIL	441				
39	1960626	83750	52	1611	TOTAL TRUCKS RETAIL			21610634	792368	629	1260
40	2524699	113573	65	1747	TOTAL CAR & TRUCK RETAIL			25537290	946744	735	1288
41					CARS - FLEET		445				
42					TRUCKS - FLEET		446				
43					TOTAL FLEET						
44	2524699	113573	65	1747	TOTAL NEW CAR & TRUCK			25537290	946744	735	1288
45	28445	19642	70	281	NON-AUTOMOTIVE & OTHER-NEW		450	454168	286470	905	317
46					REPOSSESSED VEHICLE LOSSES		455E				
47		30418	48	634	FINANCE & INSURANCE-AUTO		457F		308416	467	660
48	11772	4412	13	339	SERVICE CONTRACTS-NEW		458	201517	89387	213	420
49	2564916	168045			TOTAL NEW VEHICLE DEPT.			26192975	1631017		
50											
51											

USED VEHICLE

LINE NO.	MONTH SALES	MONTH GROSS PROFIT	MONTH UNITS	PER UNIT	ACCOUNT NAME		ACCOUNT NO.	YEAR-TO-DATE SALES	YEAR-TO-DATE GROSS PROFIT	YEAR-TO-DATE UNITS	PER UNIT
52	645660	45736	47	973	USED CARS	RETAIL	470	7592003	511471	532	961
53					USED TRUCKS	RETAIL	471				
54					USED DAIMLERCHRYSLER VEHICLE MARKETING	RETAIL	472				
55					USED CPOV CARS		475				
56					USED CPOV TRUCKS		476				
57	645660	45736	47	973	TOTAL USED VEHICLE-RETAIL			7592003	511471	532	961
58	MEMO ONLY	35898		764	RECON. COST USED VEHICLES	RETAIL	470D 472D	MEMO ONLY	326468		614
59	56850	3454	8	432	USED CARS WHOLESALE		473	2006187	-21010	297	-71
60					USED TRUCKS WHOLESALE		474				
61					USED VEHICLE INVENTORY WRITEDOWN		476G 477G				
62					CUSTOMER REPOSSESSION REFUND		478E				
63	19108	13033	50	261	NON-AUTO & OTHER-USED		479	181822	123958	478	259
64					REPOSSESSED VEHICLE LOSSES		480E				
65		21603	38	569	FINANCE & INSURANCE-USED		481F		145362	328	443
66	22978	7096	14	507	SERVICE CONTRACTS-USED		482	233080	62030	152	408
67					FINANCE & INSURANCE-CPOV		483				
68					SERVICE CONTRACTS-CPOV		484				
69	744596	90922			TOTAL USED VEHICLE DEPT.			10013092	821811		

MEMO RETAIL LEASING

LINE NO.	MONTH SALES	MONTH GROSS PROFIT	MONTH UNITS	PER UNIT	ACCOUNT NAME	YEAR-TO-DATE SALES	YEAR-TO-DATE GROSS PROFIT	YEAR-TO-DATE UNITS	PER UNIT
70					MEMO RETAIL LEASING				
71	123844	5544	4	1386	RETAIL LEASING CARS	716133	22187	22	1009
72	577678	30307	19	1595	RETAIL LEASING TRUCKS	4317017	126761	144	880
73									

USED VEHICLE INVENTORY ANALYSIS

LINE NO.		TOTAL INVENTORY CARS	DAYS IN INVENTORY 1-20	DAYS IN INVENTORY 21-30	DAYS IN INVENTORY OVER 30	TOTAL INVENTORY TRUCKS	DAYS IN INVENTORY 1-20	DAYS IN INVENTORY 21-30	DAYS IN INVENTORY OVER 30
77	UNITS	82	20	25	37				
78	DOLLARS	960472	321719	223791	414962				

ADP CHRYSLER 2005 PAGE 2

Page 4

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 DEC 2005 CODE 24072

DEPARTMENTAL GROSS PROFIT ANALYSIS

LINE NO.		MONTH (DOLLARS ONLY) SALES	GROSS PROFIT	R.O. NO'S	G.P. % SALES	NAME	NO.	YEAR-TO-DATE (DOLLARS ONLY) SALES	GROSS PROFIT	R.O. NO'S	G.P. % SALES
1	SERVICE	97899	68628	910	70.1	CUSTOMER LABOR MECHANICAL	550	1237880	874876	11536	70.7
2		10256	7644	39	74.5	SERVICE CONTRACTS LABOR - MECHANICAL	551	134469	102193	461	76.0
3		17575	11553	200	65.7	WARRANTY LABOR - MECHANICAL	552	222078	156766	2794	70.6
4		2922	2345	41	80.3	ROAD READY LABOR	553	50588	41510	735	82.1
5		14726	10164	135	69.0	LABOR - INTERNAL - MECHANICAL	554	237941	169689	1873	71.3
6						CUSTOMER LABOR - NON-AUTO	555				
7		6907	696		10.1	SUBLET WORK - MECHANICAL	556	103471	6588		6.4
8						SUBLET WORK - WARRANTY - MECH.	557				
9		12923	-64	NUMBER OF R.O.'S WRITTEN	-0.5	GAS, OIL - LUBRICANTS	558	157604	25855	NUMBER OF R.O.'S WRITTEN	16.4
10						UNAPPLIED/VARIANCE LABOR MECH.	550D				
11		163208	100966		61.9	TOTAL MECHANICAL DEPT.		2144031	1377477		64.2
12						CUSTOMER LABOR - BODY & PAINT	560				
13						WARRANTY LABOR - BODY & PAINT	561				
14						LABOR INTERNAL - BODY & PAINT	563				
15						SUBLET WORK - BODY & PAINT	564				
16						SUBLET WORK - WARRANTY - B & P	566				
17						BODY & PAINT SHOP MATERIALS	568				
18						UNAPPLIED/VARIANCE LABOR B & P	567D				
19						TOTAL BODY & PAINT DEPT.					
20	PARTS	69955	26655	NUMBER OF COUNTER TICKETS	38.4	P & A - CUST. R.O. MECHANICAL	570	798756	317621	NUMBER OF COUNTER TICKETS	39.8
21		9281	3233		34.8	P & A - SERVICE CONTRACTS - MECH.	571	125513	44967		35.8
22		17564	4891		27.8	P & A - WARRANTY - MECHANICAL	572	253995	63977		25.2
23		21605	6025	403	27.9	P & A - COUNTER RETAIL	573	275097	75583	4860	27.5
24		87590	13276	740	15.2	P & A - COUNTER WHOLESALE	574	830266	120169	7524	14.5
25		37678	9556		25.4	P & A - INTERNAL - MECH.	575	385395	101856		26.4
26						P & A - REPAIR ORDERS-BODY & PAINT	580				
27						P & A - WARRANTY - BODY & PAINT	582				
28						P & A - INTERNAL - B & P	583				
29			10716			PURCHASE DISCOUNTS - P & A	589E		60405		
30			772			WHOLESALE ALLOWANCE	588F		11643		
31			-2735			P & A - INVENTORY ADJUSTMENTS	587G		135		
32						TIRES AND TUBES	590				
33		9107	1922		21.1	NON-AUTO & MISCELLANEOUS	591	76540	15969		20.9
34		252780	79981		31.6	TOTAL P & A DEPARTMENT		2745562	812055		29.6
35-36		3725500	439914			TOTAL ALL DEPARTMENTS P. 3, L. 48 + 60 + P. 4, L. 11 + 19 + 34		41095660	4642360		

OTHER INCOME AND OTHER DEDUCTIONS

LINE NO.	ACCOUNT	ACCT. NO.	MONTH DOLLARS ONLY	YEAR-TO-DATE DOLLARS ONLY	ACCOUNT	ACCT. NO.	MONTH DOLLARS ONLY	YEAR-TO-DATE DOLLARS ONLY
39	OTHER INCOME				OTHER DEDUCTIONS			
40	CASH DISCOUNTS EARNED	801			CASH DISCOUNTS ALLOWED	701		
41	INTEREST EARNED	803			BONUSES	704	6000	72000
42	GAIN ON DISPOSAL OF CAP. ASSETS	808			LOSS ON DISPOSAL OF CAP. ASSETS	708		
43	MISCELLANEOUS INCOME	809	35504	457655	MISCELLANEOUS DEDUCTIONS	709	2865	25198
44	LIFO ADJUSTMENT	810			LIFO ADJUSTMENT	710		
45	VEHICLE LEASE & RENTAL INCOME	816			VEHICLE LEASE & RENTAL EXPENSE	716		1158
46	TOTAL OTHER INCOME		35504	457655	TOTAL OTHER DEDUCTIONS		8865	98356

LINE NO.			TOTAL RECEIVABLE	AGE ANALYSIS 1-30	31-60	61-90	91-120	121 & OVER	ALLOW. FOR DOUBTFUL
50	SERVICE & PARTS ACCTS.	(P-1, L-8)	134293	132278	2015				
51	VEHICLE ACCOUNTS	(P-1, L-9)	440941	440941					
52	CUSTOMER NOTES	(P-1, L-10)							
53	OTHER RECEIVABLES	(P-1, L-11)							
54	WARRANTY SERVICE A/C 110A	(P-1, L-12)	23894	23894					
55	WARRANTY SUSPENSE	(MEMO)							
56	OFFICERS & EMP. ACCTS.	(P-1, L-60)	53000						

PERSONNEL SUMMARY

LINE NO.		NEW	USED	F & I	L & R	SERVICE	BODY	PARTS	ADMIN	TOTAL
59	OWNERSHIP								2	2
60	MANAGER	4	1			1			2	8
61	SALES-PERSONS	7	7			2		4		20
62	TECHNICIAN CHRYSLER					12				12
63	TECHNICIAN COMPETITIVE									
64	PAINTER TECHNICIAN									
65	CLERICAL					2			4	6
66	OTHER	3	2			4		2	4	15
67	TOTAL PERSONNEL	14	10			21		6	12	63
68	CHRYSLER									
69	COMPETITIVE									

TOTAL PAYROLL CURRENT MONTH $

LABOR RATES

		WHOLE DOLLARS		WHOLE DOLLARS
RETAIL		$ 90	INTERNAL	$ 85
WARRANTY		$ 74	BODY & PAINT	$

INVENTORY ANALYSIS

LINE NO.	VEHICLE LINES	UNITS	VEHICLE LINES	UNITS
59	GLOBAL ELECTRIC MOTORCARS			
60	NEON			
61			CARAVAN / GRAND CARAVAN	
62	PT CRUISER CONVERTIBLE	5	TOWN & COUNTRY	21
63			PT CRUISER	34
64				
65	STRATUS 2DR		SPRINTER	
66	STRATUS 4DR		WRANGLER	28
67			PACIFICA	20
68	SEBRING 2DR		LIBERTY	38
69	SEBRING 4DR	1	DURANGO	
70	SEBRING CONVERTIBLE	2	DAKOTA	
71	MAGNUM		RAM PICKUP	
72	300 SERIES	18		
73	CHARGER		COMMANDER	
74	VIPER		GRAND CHEROKEE	38
75	CROSSFIRE	3	RECREATIONAL VEHICLES	
76	OTHER NEW CARS-DAIMLERCHRYSLER		OTHER NEW TRUCKS-DAIMLERCHRYSLER	
77	OTHER NEW CARS-COMPETITIVE		OTHER NEW TRUCKS-COMPETITIVE	

CHRYSLER 2005 PAGE 4

May 23 06 07:31p Jeff Jenson 8015724025 p.5

OPERATING INFORMATION - LEASING AND RENTAL

PAGE 8

DEALER D'AMBROSIO CHRYSLER JEEP CITY SALT LAKE CITY STATE UT, 84115

FOR PERIOD OF 01/01/05 TO 12/31/05 ❶ DIVISION JEEP EAG ❷ ZONE BC NAME ❸ GROUP GROUP ❹ CODE 24072 ❺

LINE	VEHICLE ANALYSIS (UNITS)	CARS	TRUCKS	TOTAL	CURRENT INCOME (DOLLARS ONLY)		CAPITAL ANALYSIS (DOLLARS ONLY)	
1	IN SERVICE:				JANUARY		ACCOUNTS RECEIVABLE	$
2	LEASE-OPEN END				FEBRUARY		PAST DUE 1-30 $	
3	CLOSED END				MARCH		31-60 $	
4	RENTAL				APRIL		61-OVER $	
5	ON HAND				MAY			
6	TOTAL				JUNE		LEASE VEHICLES	
7	MAKES:				JULY		NET (UNITS)	$
8	DAIMLERCHRYSLER				AUGUST		INVENTORY FINANCE	
9	(SPECIFY)				SEPTEMBER			
10	(SPECIFY)				OCTOBER		LIABILITY (UNITS)	$
11	(SPECIFY)				NOVEMBER			
12	TOTAL				DECEMBER		NET EQUITY (PLUS OR MINUS)	$
13								

LINE	MONTH (DOLLARS ONLY): LEASE INCOME OPEN END MAINT.	OPEN END NON MAINT.	CLOSED END MAINT.	CLOSED END NON MAINT.	RENTAL INCOME	TOTAL	ACCOUNT NAME	NO.	TOTAL	YEAR-TO-DATE (DOLLARS ONLY): LEASE INCOME OPEN END MAINT.	OPEN END NON MAINT.	CLOSED END MAINT.	CLOSED END NON MAINT.	RENTAL INCOME
14–17							INCOME							
18							LEASE	803-8						
19							RENTAL (BASIC)	807-8						
20							RENTAL (MILEAGE)	807-8						
21							GAIN/LOSS VEHICLE	809-8						
22														
23							TOTAL INCOME	815						
24							DIRECT EXPENSES							
25							GASOLINE	920-8						
26							MAINT. & REPAIR	922-8						
27							LIC. TITLE & TAX	927-8						
28							DEPRECIATION	928-8						
29							INSURANCE	929-8						
30							INTEREST	930-8						
31														
32														
33														
34							TOTAL DIRECT EXPENSES							
35							GROSS INCOME							
36							SELLING EXPENSES							
37							SAL., WGS. & COMM.	940-8						
38							COMPANY CARS	946-8						
39							PICKUP & DELIVERY	947-8						
40							ADVERT. & PROM.	949-8						
41							BAD DEBTS	951-8						
42							MISCELLANEOUS	955-8	1158					
43–58														
59							TOTAL SELLING EXPENSES		1158					
60														
61							TOTAL EXPENSE 716		1158					
62														
63							NET L & R INCOME		-1158					
64														

VEHICLE ANALYSIS -Classify all vehicles in the fleet as indicated. Units on hand at month-end (which are not out on lease or rental) should be included so as to arrive at "total fleet". Identify total fleet by manufacturer makes. Line 6 and Line 12 Totals must agree.

CAPITAL ANALYSIS -Accounts Receivable represents TOTAL leasing activity receivables included in Other Receivables (A/C 114); Balance Sheet, Page 1, Line 11. Age and report applicable "Past Due" receivables as indicated. Lease Vehicles Net represents net depreciated amount as reported for Account 150, Balance Sheet, Page 1, Line 60 to Page 1, Line 61. Inventory Finance Liability must agree with Account 258, Balance Sheet, Page 1, Line 35. Net Equity represents the difference between "Net" amount and "Liability".

LINE 23-TOTAL INCOME -must agree with "Vehicle Lease and Rental Income", Account 815, Financial Statement, Page 4, Line 45.

LINE 61-TOTAL EXPENSE -Add Lines 34 and 59-must agree with "Vehicle Lease and Rental Expense", Account 715, Financial Statement, Page 4, Line 45.

ADP CHRYSLER 2005 PAGE 8

DAIMLERCHRYSLER 2004 DEALER FINANCIAL STATEMENT PAGE 1

DEALER D'AMBROSIO CHRYSLER JEEP CITY SALT LAKE CITY STATE UT, 84115

FOR PERIOD OF 01/01/04 TO 12/31/04 DIVISION NAME JEEP EAGLE BC NAME BC NAME GROUP NUMBER GROUP DEALER CODE 24072

BALANCE SHEET

Line	Assets	Units / Detail	Acct. No.	Amount (Dollars Only)
1	CURRENT ASSETS:			
2	CASH ON HAND		101 102	1200
3	CASH IN BANK		103	108428
4	CASH ON DEPOSIT		104	205103
5	CONTRACTS IN TRANSIT		106	259284
6	TOTAL CASH AND EQUIVALENT (LINES 2-5)			574015
7	RECEIVABLES:			
8	SERVICE & PARTS ACCOUNTS	Past due: 3004	110	123945
9	VEHICLE ACCOUNTS		111	458253
10	CUSTOMER NOTES		113	
11	OTHER RECEIVABLES		114	
12	WARRANTY/ROAD READY		116A	9911
13	HOLDBACK		116B	18096
14	SPECIAL VEHICLE INCOME		116C	
15	FLOOR PLAN ALLOWANCE		116D	
16	WHOLESALE COMPENSATION-PARTS		116E	
17	INVENTORY REBATES		116F	101827
18	DEALER CASH/CONSUMER REBATES		116H	
19	OTHER		116G	
20	TOTAL FACTORY RECEIVABLES (LINES 12 THRU 19)			129834
21	ALLOWANCE FOR DOUBTFUL ACCOUNTS		118	9165
22	NET RECEIVABLES (LINES 8 THRU 11 + 20 - 21)			702867
23	DUE FROM FINANCE & INSURANCE CO.'S-CURRENT		119	40577
24	TOTAL RECEIVABLES (LINES 22 & 23)			743444
25	INVENTORIES:	Units / Over 90 Days		
26				
27	CARS: DAIMLERCHRYSLER	31	120	929096
28	GLOBAL ELECTRIC MOTORCARS		121	
29				
30	TRUCKS: DAIMLERCHRYSLER	136	123	3416418
31	RECREATIONAL VEHICLES		124	
32	OTHER NEW CARS & TRKS.-COMPETITIVE		125	
33	TOTAL NEW VEH. (LINES 27 THRU 32)	167		4345514
34	DEMOS CARS / TRKS / OTHER		126	
35	USED CARS	Total units 57; Over 30 days 16	127	454860
36	USED TRUCKS		128	
37	USED DAIMLERCHRYSLER VEH. REMKTG.	Total units 26; Over 30 days 9	129A	393868
38	CPOV		129D	
39	TOTAL USED VEHICLES (LINES 35-38)			848728
40	PARTS & ACCESS.-DAIMLERCHRYSLER	Monthly sales activity 44181	130	312437
41	PARTS & ACCESS.-OTHER MFG.		131	
42	INVENTORY ADJUSTMENT - PARTS & ACCESSORIES		132	865
43	TIRES AND TUBES		133	
44	OTHER AUTOMOTIVE INVENTORIES		134	1631
45	LABOR IN PROCESS MECHANICAL		135A	
46	LABOR IN PROCESS BODY & PAINT		135B	
47	OTHER SERVICE & PARTS INVENTORIES		136	9609
48	TOTAL P & A & MISC. INVT'Y. (LINES 40 THRU 47)			322812
49	NON-AUTOMOTIVE INVENTORIES		137	
50				
51	TOTAL INVENTORIES (LINES 33 + 34 + 39 + 48 + 49 + 50)			5517054
52	MARKETABLE SECURITIES		140	
53	PREPAID EXPENSES		145	220484
54	TOTAL CURRENT ASSETS (LINES 6 + 24 + 51 + 52 + 53)			7054997
55	OTHER ASSETS:			
56	OFFICERS & EMPLOYEES ACCOUNTS		151	
57	DUE FROM FINANCE & INSURANCE COMPANIES DEFERRED		152	
58	DEPOSITS ON CONTRACTS		153	20308
59	CASH VALUE OF LIFE INSURANCE		154	
60	DRIVER EDUCATION CARS	Units	155	
61	LEASE/RENTAL VEHICLES	Units 8	156	52615
62	OTHER ASSETS & INVESTMENTS		157	2252362
63	TOTAL OTHER ASSETS (LINES 56 THRU 62)			2325285
64	LAND, BLDGS., & EQUIPT. (AUTO BUSINESS ONLY)	Cost		
65	LAND		160	
66	BLDGS. & BLDG. EQUIPT.		161	
67	SERVICE EQUIPMENT	200416	162	162453
68	PARTS & ACCESS. EQUIPT.	85670	163	75999
69	CO. CARS/SERV. VEHICLES	47691	164	34161
70	FURN., SIGNS & EQUIPT.	230237	165	179466
71	LEASEHOLDS	98792	166	46571
72	NET VALUE OF LAND, BLDGS. & EQUIPT. (LINES 65-71)			498650
73	TOTAL ASSETS (LINES 54 + 63 + 72)			9878932

Line	Liabilities and Net Worth	Amount Due Within 1 Year	Acct. No.	Amount (Dollars Only)
1	CURRENT LIABILITIES:			
2	ACCOUNTS PAYABLE		201	-6686
3	CUSTOMER REFUNDS PAYABLE		202	
4	NOTES PAYABLE / DISCOUNTS PAYABLE		203 205	
5	VEHICLE LIEN PAYOFF		206	190520
6	VEHICLE PROTECTION/EXTENDED WARRANTY		207	36195
7	CREDIT BALANCES SERVICE-PARTS, VEHICLES & OTHER RECEIVABLES		110 111 114	
8	WSC ADVANCE PAYMENT		116A-1	
9	TOTAL ACCOUNTS & NOTES PAYABLE (LINES 2-8)			220029
10	ACCRUED EXPENSES:			
11	PAYROLL AND EQUIVALENT		210	56888
12	INTEREST		212	29575
13	INSURANCE		213	
14	TAXES-PAYROLL		214	72102
15	TAXES-OTHER THAN PAYROLL & INCOME		215	160741
16	INCOME TAXES		216	
17	OTHER ACCRUED EXPENSES		217	-36443
18	TOTAL ACCRUED EXPENSES (LINES 11-17)			282863
19	FLOOR PLAN LIABILITY:			
20	NEW CARS AND TRUCKS		220	4851591
21	DEMONSTRATORS		226	
22	USED CARS AND TRUCKS		227	210980
23	USED CARS AND TRUCKS DAIMLERCHRYSLER VEHICLE REMARKETING		228A	244805
24	USED CARS AND TRUCKS CPOV		228D	
25	OTHER INVENTORIES		230	
26	TOTAL FLOOR PLAN LIABILITY (LINES 20-25)			5307376
27	TOTAL CURRENT LIABILITIES (LINES 9 + 18 + 26)			5810268
28-30	WORKING CAPITAL: GUIDE-$; ACTUAL-$ 1,119,953 (ASSET LINE 54 MINUS LIAB. LINES 27 AND 43 AMT. DUE WITHIN 1 YEAR)			
31	OTHER LIABILITIES:			
32	SECURITY DEPOSITS: LEASE VEHICLES		240	
33	RESERVE FOR REPOSSESSION LOSSES		250	
34	DRIVER EDUCATION CARS		255	
35	LEASE/RENTAL VEHICLES		256	46512
36	COMPANY CARS & SERVICE VEHICLES		258	
37	TOTAL OTHER LIABILITIES (LINE 32-36)			46512
38	LONG TERM DEBT:			
39	NOTES PAYABLE-CAPITAL LOANS		260	
40	SUBORDINATED NOTES		262	
41	MORTGAGES PAYABLE		263	
42	OTHER NOTES & CONTRACTS	124776	265	344190
43	TOTAL LONG TERM DEBT (LINES 39-42)	124776		344190
44	TOTAL LIABILITIES (LINES 27 + 37 + 43)			6200970
45	LIFO RESERVE-INVENTORY ADJ.		268	
46	NET WORTH:			
47	CAPITAL STOCK		270 271	1000
48	ADDITIONAL PAID IN CAPITAL		272	3189315
49	RETAINED EARNINGS		275	190432
50	DIVIDENDS		277	
51	INVESTMENTS (PROPRIETOR OR PARTNERS)		280	
52	WITHDRAWALS		285	
53	ADJUSTMENTS		290	

CURRENT EARNINGS BEFORE TAXES

Line	New units placed in service during current month: Leasing, Owned & Rental	Rentals	Unit Sales from Page 3	New DaimlerChrys. (Line 44-20 & 30)	New Other (Line 20 & 29)	Used (Line 47)	Amount
57			JAN	39		75	24310
58			FEB	44		73	105
59			MAR	64		82	50813
60			APR	57		68	23905
61			MAY	62		83	45220
62			JUN	63		50	4582
63			JUL	49		62	17924
64			AUG	58		50	30167
65			SEP	60		56	32858
66			OCT	44		48	1289
67			NOV	48		58	6957
68			DEC	53		45	59085
69			TOTAL	641		750	297215

Line	Item	Acct. No.	Amount
70	ESTIMATED INCOME TAX	286	
71	NET EARNINGS (LINES 69 MINUS 70)	289	297215
72	TOTAL NET WORTH (LINES 47 THRU 53 + 71)		3677962
73	TOTAL LIABILITIES AND NET WORTH (LINES 44 + 45 + 72)		9878932

DaimlerChrysler Motors Corporation

SIGNATURE ______________________ DATE ________

ADP CHRYSLER 2004 PAGE 1

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 DEC 2004 CODE 24072

PAGE 3

DEPARTMENTAL GROSS PROFIT ANALYSIS

LINE NO.	MONTH SALES	MONTH GROSS PROFIT	MONTH UNITS	PER UNIT	ACCOUNT NAME		NO.	YEAR-TO-DATE SALES	YEAR-TO-DATE GROSS PROFIT	YEAR-TO-DATE UNITS	PER UNIT
1					GLOBAL ELECTRIC MOTORCARS	RETAIL	401				
2					NEON	RETAIL	402				
3						RETAIL					
4					PT CRUISER CONVERTIBLE	RETAIL	403	347575	6880	13	529
5						RETAIL					
6					STRATUS 2DR COUPE	RETAIL	411				
7					STRATUS 4DR SEDAN	RETAIL	412				
8						RETAIL					
9					SEBRING 2DR COUPE	RETAIL	414				
10					SEBRING 4DR SEDAN	RETAIL	415	209375	2977	9	331
11					SEBRING CONVERTIBLE	RETAIL	416	164366	3102	5	620
12						RETAIL					
13					MAGNUM	RETAIL	418				
14	434470	16176	10	1618	300 SERIES	RETAIL	420	2372830	136414	67	2036
15						RETAIL					
16						RETAIL					
17	72656	2220	2	1110	CROSSFIRE	RETAIL	422	661655	9577	17	563
18					VIPER	RETAIL	423				
19					OTHER NEW CARS - DAIMLERCHRYSLER	RETAIL	425	306331	3752	8	469
20					OTHER NEW CARS - COMPETITIVE	RETAIL	426				
21	507126	18396	12	1533	TOTAL CARS RETAIL			4062132	162702	119	1367
22					CARAVAN / GRAND CARAVAN	RETAIL	427				
23	160890	3203	4	801	TOWN & COUNTRY	RETAIL	428	1642534	40043	40	1001
24						RETAIL					
25	122795	5694	4	1424	PT CRUISER	RETAIL	430	1306281	33560	48	699
26					RAM VAN	RETAIL	431				
27					SPRINTER	RETAIL	447				
28	154384	3831	3	1277	WRANGLER	RETAIL	432	3579246	94009	110	855
29	89556	-361	2	-181	PACIFICA	RETAIL	442	1836704	42821	48	892
30	293095	5803	10	580	LIBERTY	RETAIL	434	3855713	94913	128	742
31					DURANGO	RETAIL	435				
32					DAKOTA	RETAIL	436				
33					RAM PICKUP	RETAIL	437				
34						RETAIL					
35	839377	30704	18	1706	GRAND CHEROKEE	RETAIL	438	6661620	149324	148	1009
36					OTHER NEW TRUCKS - DAIMLERCHRYSLER	RETAIL	439				
37					RECREATIONAL VEHICLES	RETAIL	440				
38					OTHER NEW TRUCKS - COMPETITIVE	RETAIL	441				
39	1660097	48874	41	1192	TOTAL TRUCKS RETAIL			18882098	454670	522	871
40	2167223	67270	53	1269	TOTAL CAR & TRUCK RETAIL			22944230	617372	641	963
41					CARS - FLEET		445				
42					TRUCKS - FLEET		446				
43					TOTAL FLEET						
44	2167223	67270	53	1269	TOTAL NEW CAR & TRUCK			22944230	617372	641	963
45	46981	28038	78	359	NON-AUTOMOTIVE & OTHER-NEW		450	427731	274582	837	328
46					REPOSSESSED VEHICLE LOSSES		450E				
47		30122	47	641	FINANCE & INSURANCE-AUTO		457F		263787	408	647
48	28995	12660	31	408	SERVICE CONTRACTS-NEW		458	213577	92920	207	449
49	2243199	138090			TOTAL NEW VEHICLE DEPT.			23585538	1248661		
50											
51											
52	728127	63115	45	1403	USED CARS	RETAIL	470	10580581	886761	750	1182
53					USED TRUCKS	RETAIL	471				
54					USED DAIMLERCHRYSLER VEHICLE MARKETING	RETAIL	472				
55					USED CPOV CARS		475				
56					USED CPOV TRUCKS		476				
57	728127	63115	45	1403	TOTAL USED VEHICLE-RETAIL			10580581	886761	750	1182
58	MEMO ONLY	21902		487	RECON. COST USED VEHICLES	RETAIL	470D 471D	MEMO ONLY	381479		509
59	200481	3161	35	90	USED CARS WHOLESALE		473	1939063	-59254	309	-192
60					USED TRUCKS WHOLESALE		474				
61					USED VEHICLE INVENTORY WRITEDOWN		470G 471G				
62					CUSTOMER REPOSSESSION REFUND		470E				
63	13534	7437	36	207	NON-AUTO & OTHER-USED		479	242432	155370	608	256
64					REPOSSESSED VEHICLE LOSSES		480E				
65		10712	25	428	FINANCE & INSURANCE-USED		481F		123263	348	354
66	27206	8333	16	521	SERVICE CONTRACTS-USED		482	306219	87373	202	433
67					FINANCE & INSURANCE-CPOV		483				
68					SERVICE CONTRACTS-CPOV		484				
69	969348	92758			TOTAL USED VEHICLE DEPT.			13068295	1193513		
70					MEMO RETAIL LEASING						
71	102670	6030	3	2010	RETAIL LEASING CARS			154850	6198	5	1240
72	280026	-1192	11	-108	RETAIL LEASING TRUCKS			737112	5292	26	204
73											

NEW VEHICLE (lines 17–49); USED VEHICLE (lines 55–68)

USED VEHICLE INVENTORY ANALYSIS

LINE NO.		TOTAL INVENTORY CARS	DAYS IN INVENTORY 1-20	21-30	OVER 30	TOTAL INVENTORY TRUCKS	DAYS IN INVENTORY 1-20	21-30	OVER 30
77	UNITS	83	35	23	25				
78	DOLLARS	848727	389761	158612	300354				

ADP CHRYSLER 2004 PAGE 3

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 DEC 2004 CODE 24072 Page 4

DEPARTMENTAL GROSS PROFIT ANALYSIS

Line No.	Month Sales	Month Gross Profit	Month R.O. No's	Month G.P. % Sales	Name	No.	YTD Sales	YTD Gross Profit	YTD R.O. No's	YTD G.P. % Sales
1					CUSTOMER LABOR MECHANICAL - OTHER	540				
2	108216	76087	1001	70.3	CUSTOMER LABOR MECHANICAL - DAIMLERCHRYSLER	550	1458800	964522	12399	66.1
3	15565	11979	51	77.0	SERVICE CONTRACTS LABOR - MECHANICAL	551	25373	19596	93	77.2
4	17767	12572	266	70.8	WARRANTY LABOR - MECHANICAL	552	247789	173175	3361	69.9
5	1980	1064	28	53.7	ROAD READY LABOR	553	37848	20902	581	55.2
6	20515	14179	152	69.1	LABOR - INTERNAL - MECHANICAL	554	283775	185727	2139	65.4
7					CUSTOMER LABOR - NON-AUTO	555				
8	4062	69		1.7	SUBLET WORK - MECHANICAL	556	97121	5187		5.3
9					SUBLET WORK - WARRANTY - MECH.	557				
10	12501	3981	NUMBER OF R.O.'S WRITTEN	31.8	GAS, OIL - LUBRICANTS	558	155739	44766	NUMBER OF R.O.'S WRITTEN	28.7
11					UNAPPLIED/VARIANCE LABOR MECH.	555D				
12	180606	119931		66.4	TOTAL MECHANICAL DEPT.		2306445	1413875		61.3
13					CUSTOMER LABOR - BODY & PAINT	560				
14					WARRANTY LABOR - BODY & PAINT	562				
15					LABOR INTERNAL - BODY & PAINT	563				
16					SUBLET WORK - BODY & PAINT	564				
17					SUBLET WORK - WARRANTY - B & P	565				
18					BODY & PAINT SHOP MATERIALS	566				
19					UNAPPLIED/VARIANCE LABOR B & P	567D				
20					TOTAL BODY & PAINT DEPT.					
21	72825	27917	NUMBER OF COUNTER TICKETS	38.3	P & A - CUST. R.O. MECHANICAL	570	934604	333712	NUMBER OF COUNTER TICKETS	35.7
22	11176	3829		34.3	P & A - SERVICE CONTRACTS - MECH.	571	19167	6570		34.3
23	20666	5616		27.2	P & A - WARRANTY - MECHANICAL	572	273763	66304		24.2
24	19816	5913	418	29.8	P & A - COUNTER RETAIL	573	259511	71847	5103	27.7
25	66160	9720	664	14.7	P & A - COUNTER WHOLESALE	574	726942	108440	7603	14.9
26	26177	6285		24.0	P & A - INTERNAL - MECH.	575	370057	84013		22.7
27					P & A - REPAIR ORDERS-BODY & PAINT	580				
28					P & A - WARRANTY - BODY & PAINT	582				
29					P & A - INTERNAL - B & P	583				
30		2783			PURCHASE DISCOUNTS - P & A	585E		60884		
31					WHOLESALE COMPENSATION	585F		5217		
32					P & A - INVENTORY ADJUSTMENTS	585G		-1224		
33					TIRES AND TUBES	590				
34	2740	346		12.6	NON-AUTO & MISCELLANEOUS	595	64724	11464		17.7
35	219560	62409		28.4	TOTAL P & A DEPARTMENT		2648768	749675		28.3
36-37	3612713	413168			TOTAL ALL DEPARTMENTS Page 3, Lines 49 & 68 plus Page 4, Line 12, 20 and 35		41509046	4605724		

SERVICE (lines 1–20); PARTS (lines 21–37)

OTHER INCOME AND OTHER DEDUCTIONS

Line	Account (Other Income)	Acct. No.	Month Dollars Only	Year-to-Date Dollars Only	Account (Other Deductions)	Acct. No.	Month Dollars Only	Year-to-Date Dollars Only
41	CASH DISCOUNTS EARNED	801			CASH DISCOUNTS ALLOWED	701		
42	INTEREST EARNED	803			BONUSES	704	6000	72000
43	GAIN ON DISPOSAL OF CAP. ASSETS	808			LOSS ON DISPOSAL OF CAP. ASSETS	708		
44	MISCELLANEOUS INCOME	809	79282	736772	MISCELLANEOUS DEDUCTIONS	709	1810	24311
45	LIFO ADJUSTMENT	810			LIFO ADJUSTMENT	710		
46	VEHICLE LEASE & RENTAL INCOME	815			VEHICLE LEASE & RENTAL EXPENSE	715	1204	7406
47	TOTAL OTHER INCOME		79282	736772	TOTAL OTHER DEDUCTIONS		9014	103717

AGE ANALYSIS

Line	Account	Ref.	Total Receivable	1-30	31-60	61-90	91-120	121 & Over	Allow. for Doubtful
51	SERVICE & PARTS ACCTS.	(P-2, L-8)	123945	120941	1485	1519			
52	VEHICLE ACCOUNTS	(P-2, L-9)	458253	458253					
53	CUSTOMER NOTES	(P-1, L-10)							
54	OTHER RECEIVABLES	(P-1, L-11)							
55	WARRANTY SERVICE A/C 116A	(P-1, L-12)	9911	9911					
56	WARRANTY SUSPENSE	(116C)							
57	OFFICERS & EMP. ACCTS.	(P-1, L-16)							

PERSONNEL SUMMARY

	New	Used	F & I	L & R	Service	Body	Parts	Admin	Total
Owner/GM								4	4
Manager	3	2			1			2	8
Salespeople	9	9			3		4		25
Technician Chrysler					16				16
Technician Competitive									
Painter Technician									
Clerical					3		1	4	8
Other	4	3			5		2	4	18
Total Personnel	16	14			28		7	14	79
Stalls – Chrysler									
Stalls – Competitive									

TOTAL PAYROLL CURRENT MONTH

LABOR RATES

	Whole Dollars		Whole Dollars
RETAIL	$ 64	INTERNAL	$ 80
WARRANTY	$ 72	BODY & PAINT	$

INVENTORY ANALYSIS

Vehicle Lines	Units	Vehicle Lines	Units
GLOBAL ELECTRIC MOTORCARS			
NEON			
		CARAVAN / GRAND CARAVAN	
PT CRUISER CONVERTIBLE	4	TOWN & COUNTRY	19
		PT CRUISER	16
		RAM VAN	
STRATUS 2DR		SPRINTER	
STRATUS 4DR		WRANGLER	29
		PACIFICA	18
SEBRING 2DR		LIBERTY	23
SEBRING 4DR	2	DURANGO	
SEBRING CONVERTIBLE	3	DAKOTA	
MAGNUM		RAM PICKUP	
300 SERIES	10		
VIPER		GRAND CHEROKEE	31
CROSSFIRE	12	RECREATIONAL VEHICLES	
OTHER NEW CARS-DAIMLERCHRYSLER		OTHER NEW TRUCKS-DAIMLERCHRYSLER	
OTHER NEW CARS-COMPETITIVE		OTHER NEW TRUCKS-COMPETITIVE	

CHRYSLER 2004 PAGE 4

PAGE 6

OPERATING INFORMATION - LEASING AND RENTAL

DEALER D'AMBROSIO CHRYSLER JEEP CITY SALT LAKE CITY STATE UT, 84115

FOR PERIOD OF 01/01/04 TO 12/31/04 ❶ DIVISION JEEP EAG ❷ ZONE BC NAME ❸ GROUP GROUP ❹ CODE 24072 ❺

LINE	VEHICLE ANALYSIS (UNITS)	CARS	TRUCKS	TOTAL
1	IN SERVICE:			
2	LEASE-OPEN END			
3	CLOSED END			
4	RENTAL			
5	ON HAND			
6	TOTAL			
7	MAKES:			
8	DAIMLERCHRYSLER			
9	(SPECIFY)			
10	(SPECIFY)			
11	(SPECIFY)			
12	TOTAL			

CURRENT INCOME (DOLLARS ONLY)		
JANUARY		
FEBRUARY		
MARCH		
APRIL		
MAY		
JUNE		
JULY		
AUGUST		
SEPTEMBER		
OCTOBER		
NOVEMBER		
DECEMBER		

CAPITAL ANALYSIS (DOLLARS ONLY)		
ACCOUNTS RECEIVABLE		$
PAST DUE 1-30	$	
31-60	$	
61-OVER	$	
LEASE VEHICLES NET	UNITS B	$ 52615
INVENTORY FINANCE LIABILITY	UNITS	$ 46512
NET EQUITY (PLUS OR MINUS)		$ -6103

LINE	MONTH (DOLLARS ONLY) LEASE INCOME OPEN END MAINT.	OPEN END NON MAINT.	CLOSED END MAINT.	CLOSED END NON MAINT.	RENTAL INCOME	TOTAL	ACCOUNT NAME	NO.	TOTAL	YEAR-TO-DATE (DOLLARS ONLY) LEASE INCOME OPEN END MAINT.	OPEN END NON MAINT.	CLOSED END MAINT.	CLOSED END NON MAINT.	RENTAL INCOME
13														
14–17							INCOME							
18							LEASE	803-8						
19							RENTAL (BASIC)	807-8						
20							RENTAL (MILEAGE)	807-8						
21							GAIN/LOSS VEHICLE	809-8						
22														
23							TOTAL INCOME	815						
24							DIRECT EXPENSES							
25							GASOLINE	820-8						
26							MAINT. & REPAIR	822-8						
27							LIC. TITLE & TAX	827-8						
28							DEPRECIATION	828-8						
29							INSURANCE	829-8						
30							INTEREST	830-8						
31														
32														
33														
34							TOTAL DIRECT EXPENSE							
35							GROSS INCOME							
36							SELLING EXPENSES							
37							SAL., WGS. & COMM.	840-8						
38							COMPANY CARS	845-8						
39							PICK-UP & DELIVERY	847-8						
40							ADVERT. & PROM.	849-8						
41							BAD DEBTS	851-8						
42						1204	MISCELLANEOUS	855-8	7406					
43														
44														
45														
46														
47														
48														
49														
50														
51														
52														
53														
54														
55														
56														
57														
58														
59						1204	TOTAL SELLING EXPENSE		7406					
60														
61						1204	TOTAL EXPENSE	715	7406					
62														
63						-1204	NET L & R INCOME		-7406					

VEHICLE ANALYSIS -Classify all vehicles in the fleet as indicated. Units on hand at month-end (which are not out on lease or rental) should be included so as to arrive at "total fleet".
Identify total fleet by manufacturer makes. Line 6 and Line 12 Totals must agree.

CAPITAL ANALYSIS -Accounts Receivable represents TOTAL leasing activity receivables included in Other Receivables (A/C 114); Balance Sheet, Page 1, Line 11. Age and report applicable "Past Due" receivables as indicated.
Lease Vehicles Net represents net depreciated amount as reported for Account 166, Balance Sheet, Page 1, Line 60 to Page 1, Line 61.
Inventory Finance Liability must agree with Account 298, Balance Sheet, Page 1, Line 35.
Net Equity represents the difference between "Net" amount and "Liability".

LINE 23-TOTAL INCOME -must agree with "Vehicle Lease and Rental Income", Account 816, Financial Statement, Page 4, Line 45.

LINE 61-TOTAL EXPENSE -Add Lines 34 and 59-must agree with "Vehicle Lease and Rental Expense", Account 715, Financial Statement, Page 4, Line 46.

ADP CHRYSLER 2004 PAGE 6

PAGE 1

DAIMLERCHRYSLER

2006 DEALER FINANCIAL STATEMENT

DEALER D'AMBROSIO CHRYSLER JEEP CITY SALT LAKE CITY STATE UT, 84115

FOR PERIOD OF 01/01/06 TO 03/31/06 DIVISION NAME JEEP EAGLE BC NAME BC NAME GROUP NUMBER GROUP DEALER CODE 24072

BALANCE SHEET

ASSETS		ACCT. NO.	AMOUNT DOLLARS ONLY	LINE NO.
CURRENT ASSETS:				1
CASH ON HAND		101 102	1200	2
CASH IN BANK		103	270139	3
CASH ON DEPOSIT		104	569	4
CONTRACTS IN TRANSIT		105	194116	5
TOTAL CASH AND EQUIVALENT (LINES 2-5)			466024	6
RECEIVABLES:				7
SERVICE & PARTS ACCOUNTS	PAST DUE 2439	110	213568	8
VEHICLE ACCOUNTS		111	647251	9
CUSTOMER NOTES		112		10
OTHER RECEIVABLES		114		11
WARRANTY/ROAD READY		115A	15720	12
HOLDBACK		115B	28288	13
SPECIAL VEHICLE INCOME		115C		14
FLOOR PLAN ALLOWANCE		115D		15
WHOLESALE COMPENSATION-PARTS		115E		16
INVENTORY REBATES		115F	64377	17
DEALER CASH/CONSUMER REBATES		115H		18
OTHER		115G		19
TOTAL FACTORY RECEIVABLES (LINES 12 THRU 19)			108385	20
ALLOWANCE FOR DOUBTFUL ACCOUNTS		118	7958	21
NET RECEIVABLES (LINES 8 THRU 11 + 20 - 21)			961246	22
DUE FROM FINANCE & INSURANCE CO.'S-CURRENT		119	40593	23
TOTAL RECEIVABLES (LINES 22 & 23)			1001839	24
INVENTORIES:				25
	UNITS / OVER 90 DAYS			26
CARS: DAIMLERCHRYSLER	32	120	1629411	27
GLOBAL ELECTRIC MOTORCARS		121		28
				29
TRUCKS: DAIMLERCHRYSLER	254	123	6158608	30
RECREATIONAL VEHICLES		124		31
OTHER NEW CARS & TRKS.-COMPETITIVE		125		32
TOTAL NEW VEH. (L27 THRU 32)	286		7788019	33
DEMOS CARS / TRKS / OTHER		126		34
USED CARS	TOTAL UNITS 53 / OVER 30 DAYS 4	127	459444	35
USED TRUCKS	TOTAL UNITS / OVER 30 DAYS	128		36
USED DAIMLERCHRYSLER VEH. REMKTG.	TOTAL UNITS 22 / OVER 30 DAYS 5	128A	511793	37
CPOV	TOTAL UNITS / OVER 30 DAYS	128B		38
TOTAL USED VEH. (L35-38)	TOTAL UNITS 75 / OVER 30 DAYS 9		971237	39
PARTS & ACCESS.-DAIMLERCHRYSLER	MONTHS SALES ACTIVITY 12 MOS. 28471	130	384017	40
PARTS & ACCESS.-OTHER MFG.		131		41
INVENTORY ADJUSTMENT - PARTS & ACCESSORIES		132	-408	42
TIRES AND TUBES		133		43
OTHER AUTOMOTIVE INVENTORIES		134	12666	44
LABOR IN PROCESS MECHANICAL		135A		45
LABOR IN PROCESS BODY & PAINT		135B		46
OTHER SERVICE & PARTS INVENTORIES		136	10920	47
TOTAL P & A & MISC. INVT'Y. (LINES 40 THRU 47)			408011	48
NON-AUTOMOTIVE INVENTORIES		137		49
				50
TOTAL INVENTORIES (LINES 33 + 34 + 39 + 48 + 49 + 50)			9167267	51
MARKETABLE SECURITIES		140		52
PREPAID EXPENSES		145		53
TOTAL CURRENT ASSETS (LINES 6 + 24 + 51 + 52 + 53)			10635130	54
OTHER ASSETS:				55
OFFICERS & EMPLOYEES ACCOUNTS		151		56
DUE FROM FINANCE & INSURANCE COMPANIES DEFERRED		152		57
DEPOSITS ON CONTRACTS		153	16922	58
CASH VALUE OF LIFE INSURANCE		154		59
DRIVER EDUCATION CARS	UNITS	155		60
LEASE/RENTAL VEHICLES	UNITS	156		61
OTHER ASSETS & INVESTMENTS		157	2224513	62
TOTAL OTHER ASSETS (LINES 56 THRU 62)			2241435	63
LAND, BLDGS., & EQUIPT. (AUTO BUSINESS ONLY)				64
LAND	COST	160		65
BLDGS. & BLDG. EQUIPT.	COST	161		66
SERVICE EQUIPMENT	COST 212815	162	141355	67
PARTS & ACCESS. EQUIPT.	COST 85670	163	67943	68
CO. CARS/SERV. VEHICLES	COST 61260	164	50489	69
FURN., SIGNS & EQUIPT.	COST 266100	165	174603	70
LEASEHOLDS		166		71
NET VALUE OF LAND, BLDGS. & EQUIPT. (LINES 65-71)			434390	72
TOTAL ASSETS (LINES 54 + 63 + 72)			13310955	73

LINE NO.	LIABILITIES AND NET WORTH		ACCT. NO.	AMOUNT DOLLARS ONLY
1	**CURRENT LIABILITIES:**			
2	ACCOUNTS PAYABLE		201	-31746
3	CUSTOMER REFUNDS-PAYABLE		202	
4	NOTES PAYABLE / DIVIDENDS PAYABLE		203 205	
5	VEHICLE LIEN PAYOFF		206	315423
6	VEHICLE PROTECTION/EXTENDED WARRANTY		207	56769
7	CREDIT BALANCES-SERVICE-PARTS, VEHICLES & OTHER RECEIVABLES		110-111 114	
8	WDC ADVANCE PAYMENT		115A-1	
9	TOTAL ACCOUNTS & NOTES PAYABLE (LINES 2-8)			340446
10	ACCRUED EXPENSES:			
11	PAYROLL AND EQUIVALENT		210	81055
12	INTEREST		212	56995
13	INSURANCE		213	
14	TAXES-PAYROLL		214	58851
15	TAXES-OTHER THAN PAYROLL & INCOME		215	156010
16	INCOME TAXES		216	
17	OTHER ACCRUED EXPENSES		217	77888
18	TOTAL ACCRUED EXPENSES (LINES 11-17)			430799
19	FLOOR PLAN LIABILITY:			
20	NEW CARS AND TRUCKS		220	8421957
21	DEMONSTRATORS		226	
22	USED CARS AND TRUCKS		227	89798
23	USED CARS AND TRUCKS DAIMLERCHRYSLER VEHICLE REMARKETING		228A	41865
24	USED CARS AND TRUCKS CPOV		228B	
25	OTHER INVENTORIES		229	
26	TOTAL FLOOR PLAN LIABILITY (LINES 20-25)			8553620
27	TOTAL CURRENT LIABILITIES (LINES 9 + 18 + 26)			9324865
28-30	WORKING CAPITAL	GUIDE-$; ACTUAL-$ 1,131,957 (ASSET LINE 54 MINUS LIAB. LINES 27 AND 43 AMT. DUE WITHIN 1 YEAR)		
31	**OTHER LIABILITIES:**			
32	SECURITY DEPOSITS: LEASE VEHICLES		240	
33	RESERVE FOR REPOSSESSION LOSSES		250	
34	DRIVER EDUCATION CARS		255	
35	LEASE/RENTAL VEHICLES		256	
36	COMPANY CARS & SERVICE VEHICLES		258	36897
37	TOTAL OTHER LIABILITIES (LINE 32-36)			36897
38	LONG TERM DEBT:	AMOUNT DUE WITHIN 1 YEAR		
39	NOTES PAYABLE-CAPITAL LOANS		260	
40	SUBORDINATED NOTES		262	
41	MORTGAGES PAYABLE		263	
42	OTHER NOTES & CONTRACTS	178308	265	432792
43	TOTAL LONG TERM DEBT (LINES 39-42)	178308		432792
44	TOTAL LIABILITIES (LINES 27 + 37 + 43)			9794554
45	LIFO RESERVE-INVENTORY ADJ.		268	
46	NET WORTH:			
47	CAPITAL STOCK		270 271	1000
48	ADDITIONAL PAID IN CAPITAL		273	3189315
49	RETAINED EARNINGS		275	260778
50	DIVIDENDS		277	
51	INVESTMENTS (PROPRIETOR OR PARTNERS)		280	
52	WITHDRAWALS		285	
53	ADJUSTMENTS		290	

LINE NO.	NEW UNITS PLACED IN SERVICE DURING CURRENT MONTH: LEASING OWNED & RETAIL	RENTALS	UNIT SALES FROM PAGE 3	NEW DAIMLERCHRYS. (LINE 54-48-50)	NEW OTHER (LINES 49 + 50)	USED (LINE 66)	CURRENT EARNINGS BEFORE TAXES AMOUNT
57			JAN	30		50	-17715
58			FEB	52		53	1399
59			MAR	81		42	81625
60			APR				
61			MAY				
62			JUN				
63			JUL				
64			AUG				
65			SEP				
66			OCT				
67			NOV				
68			DEC				
69			TOTAL	163		145	65308

LINE NO.		ACCT. NO.	AMOUNT
70	ESTIMATED INCOME TAX	296	
71	NET EARNINGS (LINES 69 MINUS 70)	299	65308
72	TOTAL NET WORTH (LINES 47 THRU 63 + 71)		3516401
73	TOTAL LIABILITIES AND NET WORTH (LINES 44 + 45 + 72)		13310955

DaimlerChrysler Motors Corporation

SIGNATURE ______________________ DATE ____________

ADP DAIMLERCHRYSLER 2006 PAGE 1

PAGE 2

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 MAR 2006 CODE 24072

STATEMENT OF INCOME AND EXPENSE

LINE NO.	NAME OF ACCOUNT	ACCT. NO.	MONTH DOLLARS ONLY	% DEPT. G.P.	YEAR-TO-DATE DOLLARS ONLY	% DEPT. G.P.
1	NEW VEHICLE GROSS PROFIT (PAGE 3 - LINE 49)		245729		446660	
2	SALESPERSONS' COMMISSIONS & INCENTIVES-NEW (VARIABLE)	301	36859	15.0	79009	17.7
3	SALES MANAGERS' COMMISSIONS & INCENTIVES-NEW (VARIABLE)	302	36859	15.0	71611	16.0
4	NEW VEHICLE INVENTORY MAINTENANCE (VARIABLE)	303	4131	1.7	9778	2.2
5	POLICY SERVICE-NEW (VARIABLE)	304	270	0.1	406	0.1
6	TOTAL NEW VEHICLE VARIABLE SALES EXPENSE (LINES 2 THRU 5)	TOTAL	78119	31.8	160804	36.0
7	NEW VEHICLE VARIABLE GROSS (LINE 1 MINUS LINE 6)		167610	68.2	285856	64.0
8	NEW — SALESPERSONS' SALARIES-NEW (SEMI-FIXED EXPENSES)	306				
9	SALES MANAGERS' SALARIES-NEW	307				
10	OTHER SALARIES-NEW	308	8439	3.4	23895	5.3
11	ADVERTISING-NEW	309	19007	7.7	29900	6.7
12	SALES PERSONNEL TRAINING	310 311	3815	1.6	11584	2.6
13	DEMONSTRATION EXPENSE-NEW	312	1442	0.6	5266	1.2
14	INTEREST ON FLOOR PLAN-NEW	315	14647	6.0	47119	10.5
15	TOTAL SEMI-FIXED SALES EXPENSE-NEW (LINES 8 THRU 14)	TOTAL	47350	19.3	117764	26.4
16	NEW VEHICLE NET (LINE 7 MINUS LINE 15)		120260	48.9	168092	37.6
17	USED VEHICLE GROSS PROFIT (PAGE 3 - LINE 78)		79424		259977	
18	SALESPERSONS' COMMISSIONS & INCENTIVES-USED (VARIABLE)	321	11065	13.9	48235	18.6
19	SALES MANAGERS' COMMISSIONS & INCENTIVES-USED (VARIABLE)	322	12820	16.1	43946	16.9
20	USED VEHICLE INVENTORY MAINTENANCE (VARIABLE)	323	1264	1.6	4525	1.7
21	POLICY & WARRANTY SERVICE-USED (VARIABLE)	324	1123	1.4	1820	0.7
22	TOTAL USED VEHICLE VARIABLE SALES EXPENSE (LINES 18 THRU 21)	TOTAL	26272	33.1	98526	37.9
23	USED VEHICLE VARIABLE GROSS (LINE 17 MINUS LINE 22)		53152	66.9	161451	62.1
24	USED — SALESPERSONS' SALARIES-USED (SEMI-FIXED EXPENSES)	326				
25	SALES MANAGERS' SALARIES-USED	327				
26	OTHER SALARIES-USED	328	8872	11.2	31469	12.1
27	ADVERTISING-USED	329	6532	8.2	17676	6.8
28	DEMONSTRATION EXPENSE-USED	332	796	1.0	2386	0.9
29	INTEREST ON FLOOR PLAN-USED	335				
30	TOTAL SEMI-FIXED SALES EXPENSE-USED (LINES 24 THRU 29)	TOTAL	16200	20.4	51531	19.8
31	USED VEHICLE NET (LINE 23 MINUS LINE 30)		36952	46.5	109920	42.3

SERVICE

LINE NO.	BODY AND PAINT MONTH DOLLARS ONLY	% DEPT. G.P.	BODY AND PAINT YEAR-TO-DATE DOLLARS ONLY	% DEPT. G.P.	ACCOUNT NUMBER	ACCOUNT NAME	ACCOUNT NUMBER	MECHANICAL MONTH DOLLARS ONLY	% DEPT. G.P.	MECHANICAL YEAR-TO-DATE DOLLARS ONLY	% DEPT. G.P.
34					(P.4 L. 19)	GROSS PROFIT	(P.4 L. 11)	105186		299070	
35					340B 341B	SALARIES, VACATION & TIME OFF	340A 341A	35529	33.8	99984	33.4
36					342B	TRAINING	342A				
37					343B	ADVERTISING	343A	5854	5.6	16037	5.4
38					344B	SUPPLIES, TOOLS & LAUNDRY	344A	3706	3.5	6329	2.1
39					345B	SERVICE VEHICLE EXPENSE	345A	1790	1.7	5759	1.9
40					346B	POLICY ADJUSTMENTS	346A	634	0.6	8025	2.7
41					348B 349B	DEPRECIATION, MAINT., REPAIR & RENTAL EQUIP.	348A 349A	2081	2.0	6497	2.2
42						SALES EXPENSE (LINES 35 THRU 41)		49594	47.1	142631	47.7
43						DEPARTMENT NET (LINE 34 MINUS LINE 42)		55592	52.9	156439	52.3

LINE NO.	NAME OF ACCOUNT	ACCT. NO.	MONTH DOLLARS ONLY	%	YEAR-TO-DATE DOLLARS ONLY	%
44	PARTS DEPT. GROSS PROFIT (PAGE 4 - LINE 34)		75033		192946	
45	SALARIES, WAGES & INCENTIVES-PARTS (SALES EXPENSES)	350	21859	29.1	63245	32.8
46	PERSONNEL TRAINING & ADVERTISING	352 353	1785	2.4	4350	2.3
47	SUPPLIES, TOOLS & LAUNDRY	354	664	0.9	987	0.5
48	FREIGHT	355	1574	2.1	3314	1.7
49	POLICY ADJUSTMENTS-PARTS	356				
50	PARTS VEHICLE EXPENSE	357	1520	2.0	4263	2.2
51	DEPRECIATION, MAINTENANCE, REPAIR & RENTAL-EQUIPMENT	358 359	1773	2.4	5261	2.7
52	TOTAL PARTS DEPT. SALES EXPENSE (LINES 45 THRU 51)	TOTAL	29175	38.9	81420	42.2
53	PARTS NET (LINE 44 MINUS LINE 52)		45858	61.1	111526	57.8
54	FIXED EXPENSE			% TOTAL G.P.		% TOTAL G.P.
55	ADMINISTRATIVE — SALARIES & WAGES-ADMINISTRATIVE & GENERAL (FIXED EXPENSE)	362	20053	4.0	60186	5.0
56	EMPLOYEE BENEFITS	363	17393	3.4	60722	5.1
57	PAYROLL TAXES	366	23260	4.6	66111	5.5
58	ADVERTISING GENERAL & INSTITUTIONAL	367	10380	2.1	30274	2.5
59	STATIONERY, OFFICE SUPPLIES & POSTAGE	368	5209	1.0	14886	1.2
60	LEGAL, AUDITING, COLLECTION & OTHER OUTSIDE SERVICES	370 371	3036	0.6	8691	0.7
61	COMPANY CAR EXPENSE	372				
62	DUES, SUBSCRIPTIONS & CONTRIBUTIONS	373	1974	0.4	4112	0.3
63	DATA PROCESSING SERVICES	374	16162	3.2	57583	4.8
64	TRAVEL & ENTERTAINMENT	377	1568	0.3	5650	0.5
65	BAD DEBTS	378	300	0.1	900	0.1
66	MISCELLANEOUS	380	6936	1.4	12127	1.0
67	RENT & EQUIVALENT	381 THRU 386	69993	13.8	209682	17.5
68	MAINTENANCE & REPAIRS-REAL ESTATE	387	10580	2.1	29871	2.5
69	INTEREST (OTHER THAN FLOOR PLAN & MORTGAGE)	388	984	0.2	3190	0.3
70	INSURANCE, TAXES & LICENSES (OTHER THAN PAYROLL & REAL ESTATE)	389 390	386	0.1	386	0.0
71	DEPRECIATION, MAINTENANCE & RENTAL-FURNITURE, SIGNS & EQUIPMENT	391 THRU 393	4224	0.8	11758	1.0
72	HEAT, LIGHT, POWER & WATER	395	12267	2.4	39429	3.3
73	TELEPHONE	396	3699	0.7	10073	0.8
74	TOTAL FIXED EXPENSE (LINES 55 THRU 73)	TOTAL	208404	41.2	625631	52.2
75	SALARIES-OWNERS & OFFICERS	399				
76	TOTAL EXPENSES (LINES 6, 15, 22, 30, 42B, 42M, 52, 74 & 75)	TOTAL	455114	90.1	1278307	106.6
77	OPERATING PROFIT (LINES 16, 31, 43B, 43M, 53 MINUS LINES 74 & 75)		50258		-79654	
78	OTHER INCOME AND (DEDUCTIONS)-NET (PAGE 4-LINE 46)		31369		144963	
79	NET EARNINGS OR (LOSS)-BEFORE INCOME TAX (LINE 77 PLUS OR MINUS LINE 78)		81625		65308	

DAIMLERCHRYSLER 2006 PAGE 2

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 MAR 2006 CODE 24072

PAGE 3

DEPARTMENTAL GROSS PROFIT ANALYSIS

Line No.		Month Sales	Month Gross Profit	Month Units	Per Unit	Account Name	Account No.	Year-to-Date Sales	Year-to-Date Gross Profit	YTD Units	YTD Per Unit
1	NEW VEHICLE					GLOBAL ELECTRIC MOTORCARS	401				
2						CALIBER	405				
3		23569	1526	1	1526	PT CRUISER CONVERTIBLE	403	23569	1526	1	1526
4											
5											
6						SEBRING CONVERTIBLE	416	26532	50	1	50
7						STRATUS 4DR SEDAN	412				
8						SEBRING 4DR SEDAN	418				
9											
10											
11						CHARGER	409				
12						MAGNUM	418				
13		424032	25976	11	2361	300 SERIES	420	1046086	52704	24	2196
14											
15											
16						CROSSFIRE/CROSSFIRE CONV.	423	90590	-8201	3	-2734
17						VIPER	422				
18											
19						OTHER NEW CARS - DAIMLER CHRY	425				
20						OTHER NEW CARS - COMPETITIVE	426				
21		447601	27502	12	2292	TOTAL CARS RETAIL		1186777	46079	29	1589
22						CARAVAN / GRAND CARAVAN	427				
23		312541	12337	10	1234	TOWN & COUNTRY	428	552351	22605	15	1507
24		162518	5970	6	995	PACIFICA	442	1849247	12741	11	1158
25		561387	17998	10	1800	PT CRUISER	430	869901	28005	18	1556
26						HG74	429				
27											
28		515894	22672	11	2061	WRANGLER	432	916495	39270	21	1870
29						JK74	431				
30		386417	28167	11	2561	LIBERTY	434	835941	50828	25	2033
31						COMPASS	433				
32						MK74	444				
33		521186	23622	10	2362	COMMANDER	443	882148	31829	18	1768
34		595104	26571	11	2416	GRAND CHEROKEE	438	1277947	51970	26	1999
35											
36											
37						HFIRO	440				
38						DURANGO	435				
39						DAKOTA	436				
40						RAM PICKUP	437				
41											
42											
43						RAM CHASSIS CAB	448				
44						SPRINTER	447				
45											
46						OTHER NEW TRUCKS - DAIMLERCHRYSLER	439				
47						RECREATIONAL VEHICLES	440				
48						OTHER NEW TRUCKS - COMPETITIVE	441				
49		3055049	137337	69	1990	TOTAL TRUCKS RETAIL		7184030	237248	134	1771
50		3502650	164839	81	2035	TOTAL CAR & TRUCK RETAIL		8370807	283327	163	1738
51						CARS - FLEET	445				
52						TRUCKS - FLEET	446				
53						TOTAL FLEET					
54		3502650	164839	81	2035	TOTAL NEW CAR & TRUCK		8370807	283327	163	1738
55		50258	33981	111	306	NON-AUTOMOTIVE & OTHER-NEW	450	97240	66330	210	316
56			( )			REPOSSESSED VEHICLE LOSSES	455E		( )		
57			37263	62	601	FINANCE & INSURANCE-AUTO	457F		79068	115	688
58		25315	9646	24	402	SERVICE CONTRACTS-NEW	458	47689	17935	48	374
59		3578223	245729			TOTAL NEW VEHICLE DEPT.		8515736	446660		
60											
61	USED VEHICLE	500428	52024	42	1239	USED CARS	470	1942259	151052	145	1042
62						USED TRUCKS	471				
63						USED REMARKETED VEHICLES	472				
64						USED CPOV CARS	475				
65						USED CPOV TRUCKS	476				
66		500428	52024	42	1239	TOTAL USED VEHICLE SALES		1942259	151052	145	1042
67		MEMO ONLY	36027		858	RECON. COST USED VEHICLES	4700 4760	MEMO ONLY	105179		725
68		170726		26		USED CARS WHOLESALE	473	431563	-1805	68	-27
69						USED TRUCKS WHOLESALE	474				
70						USED VEHICLE INVENTORY WRITEDOWN	4700 4770				
71			( )			CUSTOMER REPOSSESSION REFUND	478E		( )		
72		18162	10415	43	242	NON-AUTO & OTHER-USED	479	66706	42270	163	259
73			( )			REPOSSESSED VEHICLE LOSSES	480E		( )		
74			12056	30	402	FINANCE & INSURANCE AUTO	481F		46796	98	478
75		12868	4929	8	616	SERVICE CONTRACTS-USED	482	58293	21664	39	555
76						FINANCE & INSURANCE-CPOV	483				
77						SERVICE CONTRACTS-CPOV	484				
78		702184	79424			TOTAL USED VEHICLE DEPT.		2498821	259977		

ADP DAIMLERCHRYSLER 2006 PAGE 3

DEALER: D'AMBROSIO CHRYSLER JEEP   PERIOD ENDING: 31 MAR 2006   CODE: 24072

Page 4

DEPARTMENTAL GROSS PROFIT ANALYSIS

Line No.	Dept.	Month Sales	Month Gross Profit	Month R.O. No's	Month G.P. % Sales	Name	No.	Year-to-Date Sales	Year-to-Date Gross Profit	Year-to-Date R.O. No's	Year-to-Date G.P. % Sales
1	SERVICE	89992	61668	971	68.5	CUSTOMER LABOR MECHANICAL	550	265817	183919	2810	69.2
2		12725	9703	36	76.3	SERVICE CONTRACTS LABOR - MECHANICAL	551	32054	24224	111	75.6
3		13831	10505	203	76.0	WARRANTY LABOR - MECHANICAL	552	48282	34385	599	71.2
4		5275	4248	75	80.5	ROAD READY LABOR	553	15097	12174	210	80.6
5		24943	17218	166	69.0	LABOR - INTERNAL - MECHANICAL	554	55850	39204	442	70.2
6						CUSTOMER LABOR - NON-AUTO	555				
7		6465	208		3.2	SUBLET WORK - MECHANICAL	558	18415	711		3.9
8						SUBLET WORK - WARRANTY - MECH.	557				
9		14224	1636	NUMBER OF R.O.'S WRITTEN	11.5	GAS, OIL - LUBRICANTS	559	42268	4453	NUMBER OF R.O.'S WRITTEN	10.5
10						UNAPPLIED/VARIANCE LABOR MECH.	0580				
11		167455	105186		62.8	TOTAL MECHANICAL DEPT.		477783	299070		62.6
12						CUSTOMER LABOR - BODY & PAINT	560				
13						WARRANTY LABOR - BODY & PAINT	562				
14						LABOR INTERNAL - BODY & PAINT	563				
15						SUBLET WORK - BODY & PAINT	564				
16						SUBLET WORK - WARRANTY - B & P	566				
17						BODY & PAINT SHOP MATERIALS	566				
18						UNAPPLIED/VARIANCE LABOR B & P	E070				
19						TOTAL BODY & PAINT DEPT.					
20	PARTS	71433	26923	NUMBER OF COUNTER TICKETS	37.7	P & A - CUST. R.O. MECHANICAL	570	188169	70588	NUMBER OF COUNTER TICKETS	37.5
21		6413	2334		36.4	P & A - SERVICE CONTRACTS - MECH.	571	28001	9591		34.3
22		12348	-519		-4.2	P & A - WARRANTY - MECHANICAL	572	57295	12361		21.6
23		25599	7721	440	30.2	P & A - COUNTER RETAIL	573	67541	19194	1160	28.4
24		80259	12235	725	15.2	P & A - COUNTER WHOLESALE	574	220484	32435	1942	14.7
25		39048	10555		27.0	P & A - INTERNAL - MECH.	575	85593	22432		26.2
26						P & A - REPAIR ORDERS BODY & PAINT	580				
27						P & A - WARRANTY - BODY & PAINT	582				
28						P & A - INTERNAL - B & P	583				
29			6003			PURCHASE DISCOUNTS - P & A	588E		12727		
30			2004			WHOLESALE ALLOWANCE	588F		4174		
31			-6830			P & A - INVENTORY ADJUSTMENTS	587C		-6026		
32						TIRES AND TUBES	589				
33		7003	947		13.5	NON-AUTO & MISCELLANEOUS	555	20580	3418		16.6
34		242103	75033		31.0	TOTAL P & A DEPARTMENT		667663	192946		28.9
35–36		4689965	505372			TOTAL ALL DEPARTMENTS P. 3, L. 60 + 70 + P. 4, L. 11 + 19 + 34		12160003	1198653		

OTHER INCOME AND OTHER DEDUCTIONS

Line No.	Account (Other Income)	Acct. No.	Month Dollars Only	Year-to-Date Dollars Only	Account (Other Deductions)	Acct. No.	Month Dollars Only	Year-to-Date Dollars Only
40	CASH DISCOUNTS EARNED	601			CASH DISCOUNTS ALLOWED	701		
41	INTEREST EARNED	603			BONUSES	704	6000	18000
42	GAIN ON DISPOSAL OF CAP. ASSETS	606			LOSS ON DISPOSAL OF CAP. ASSETS	706		
43	MISCELLANEOUS INCOME	609	41518	171697	MISCELLANEOUS DEDUCTIONS	709	4149	8734
44	LIFO ADJUSTMENT	610			LIFO ADJUSTMENT	710		
45	VEHICLE LEASE & RENTAL INCOME	615			VEHICLE LEASE & RENTAL EXPENSE	715		
46	TOTAL OTHER INCOME		41518	171697	TOTAL OTHER DEDUCTIONS		10149	26734

RECEIVABLE ANALYSIS

Line No.	Account	Ref.	Total Receivable	Age Analysis 1-30	31-60	61-90	91-120	121 & Over	Allow. for Doubtful
50	SERVICE & PARTS ACCTS.	(P-1, L-8)	213568	211129	2439				
51	VEHICLE ACCOUNTS	(P-1, L-9)	647251	647251					
52	CUSTOMER NOTES	(P-1, L-10)							
53	OTHER RECEIVABLES	(P-1, L-11)							
54	WARRANTY SERVICE A/C 115A	(P-1, L-12)	15720	15720					
55	WARRANTY SUSPENSE	(MEMO)							
56	OFFICERS & EMP. ACCTS.	(P-1, L-9B)							

USED VEHICLE INVENTORY ANALYSIS

Line No.		Total Inventory Cars	Days in Inventory 1-20	21-30	Over 30	Total Inventory Trucks	Days in Inventory 1-20	21-30	Over 30
60	UNITS	75	39	27	9				
61	DOLLARS	971237	550184	325628	95425				

NEW VEHICLE INVENTORY ANALYSIS

Line No.	Passenger Car Vehicle Lines	Units	Passenger Car Vehicle Lines	Units	Truck Vehicle Lines	Units	Truck Vehicle Lines	Units	Other Vehicle Lines	Units
65	CALIBER		CHARGER		CARAVAN & GRAND C.		COMMANDER	50	Global Electric Motorcars	
66	PT CRUISER CONV.	4	MAGNUM		TOWN & COUNTRY	13	GRAND CHEROKEE	35	OTHER NEW CARS - DCX	
67			300 SERIES	25	PACIFICA	14			OTHER NEW TRK - DCX	
68					PT CRUISER	68				
69	SEBRING CONVERTIBLE	2			HB74		NITRO		RECREATIONAL VEH.	
70	STRATUS 4DR SEDAN		CROSSFIRE / ALL				DURANGO		OTHER NEW CAR - COMP	
71	SEBRING 4DR SEDAN	1	VIPER		WRANGLER	38	DAKOTA		OTHER NEW TRK - COMP	
72					JK74		RAM PICKUP			
73					LIBERTY	36				
74					COMPASS					
75					MK74		RAM CHASSIS CAB			
76							SPRINTER			
77										
78										

ADP DAIMLERCHRYSLER 2006 PAGE 4

DEALER D'AMBROSIO CHRYSLER JEEP PERIOD ENDING 31 MAR 2006 CODE 24072

PAGE 5

STATEMENT OF INCOME AND EXPENSE

DEPARTMENTAL PROFIT / LOSS WITH FIXED EXPENSE ALLOCATION

Line		Acc. No.	New Vehicle Dept. Month	New Vehicle Dept. Year-to-Date	Used Vehicle Dept. Month	Used Vehicle Dept. Year-to-Date
3-4	DEPARTMENTAL SUBTOTALS		MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE
5	TOTAL DEPARTMENT SALES		3578223	8515736	702184	2498821
6	TOTAL DEPARTMENT GROSS PROFIT		245729	446660	75424	259977
7	TOTAL VARIABLE SALES EXPENSE		78119	160804	26272	98526
8	TOTAL SEMI-FIXED SALES EXPENSE		47350	117764	16200	51531
9	NET DEPARTMENT PROFIT		120260	168092	36952	109920
10	FIXED EXPENSE ACCOUNT NAME	ACC. NO.	MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE
11	SALARIES & WAGES - ADM. & GENERAL	382	5615	16852	5615	16852
12	EMPLOYEE BENEFITS	383	4870	17002	4870	17002
13	PAYROLL TAXES	385	6513	18511	6513	18511
14	ADV. GENERAL & INSTITUTIONAL	367	2906	8475	2907	8478
15	STATIONARY, OFFICE SUPPLIES & POSTAGE	368	3229	7362	383	4238
16	LEGAL AUDITING	370-371	652	2143	652	2038
17	COMPANY CAR EXPENSE	372				
18	DUES, SUBSCRIPTION & CONTRIBUTIONS	373	771	1480	727	1262
19	DATA PROCESSING SERVICES	374	3791	13877	3156	11483
20	TRAVEL & ENTERTAINMENT	377	956	2919	206	1017
21	BAD DEBTS	378	100	300	100	300
22	MISCELLANEOUS	380	4086	7232	1093	1746
23	RENT & EQUIVALENT	381-383	19598	58711	19598	58711
24	MAINTENANCE & REPAIRS - REAL ESTATE	387	2962	8364	2962	8364
25	INTEREST (OTHER THAN FLOOR PLAN & MORTGAGE)	388				
26	INS. TAXES & LIC. (OTHER THAN PAYROLL & REAL ESTATE)	389-390	108	108	108	108
27	DEP., MAINTENANCE & RENTAL - FURNITURE, SIGN & EQUIPMENT	391-393	2112	5879	2112	5879
28	HEAT, LIGHT, POWER & WATER	395	3435	11040	3435	11040
29	TELEPHONE	396	923	2603	1078	3008
30	TOTAL DEPARTMENT FIXED EXPENSE (LINES 11-29)		62627	182858	55515	170037
31	SALARIES - OWNERS & OFFICERS	399				
32	DEPARTMENT PROFIT / LOSS (LINE 9 MINUS 30 & 31)		57633	-14766	-18563	-60117

Line		Acc. No.	Mechanical Month	Mechanical Year-to-Date	Parts Month	Parts Year-to-Date	Body & Paint Month	Body & Paint Year-to-Date
34-35	DEPARTMENTAL SUBTOTALS		MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE
36	TOTAL DEPARTMENT SALES		167455	477783	242103	667663		
37	TOTAL DEPARTMENT GROSS PROFIT		105186	299070	75033	192946		
38	TOTAL SALES EXPENSE		49594	142631	29175	81420		
39	NET DEPARTMENT PROFIT		55592	156439	45858	111526		
40	FIXED EXPENSE ACCOUNT NAME	ACC. NO.	MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE	MONTH	YEAR-TO-DATE
41	SALARIES & WAGES - ADM. & GENERAL	382	5414	16250	3409	10232		
42	EMPLOYEE BENEFITS	383	4696	16395	2957	10323		
43	PAYROLL TAXES	385	6280	17850	3954	11239		
44	ADV. GENERAL & INSTITUTIONAL	367	2803	8175	1764	5146		
45	STATIONARY, OFFICE SUPPLIES & POSTAGE	368	1031	2136	566	1150		
46	LEGAL AUDITING	370-371	628	1965	1104	2545		
47	COMPANY CAR EXPENSES	372						
48	DUES, SUBSCRIPTION & CONTRIBUTIONS	373	292	967	184	403		
49	DATA PROCESSING SERVICES	374	3824	13533	5391	18690		
50	TRAVEL & ENTERTAINMENT	377	281	1096	125	618		
51	BAD DEBTS	378	50	150	50	150		
52	MISCELLANEOUS	380	1757	3149				
53	RENT & EQUIVALENT	381-383	18898	56614	11899	35646		
54	MAINTENANCE & REPAIRS - REAL ESTATE	387	2857	8065	1799	5078		
55	INTEREST (OTHER THAN FLOOR PLAN & MORTGAGE)	388	984	3190				
56	INS. TAXES & LIC. (OTHER THAN PAYROLL & REAL ESTATE)	389-390	104	104	66	66		
57	DEP., MAINTENANCE & RENTAL - FURNITURE, SIGN & EQUIPMENT	391-393						
58	HEAT, LIGHT, POWER & WATER	395	3312	10646	2085	6703		
59	TELEPHONE	396	943	2590	755	1872		
60	TOTAL DEPARTMENT FIXED EXPENSE (LINES 41-59)		54154	162875	36108	109861		
61	SALARIES - OWNERS & OFFICERS	399						
62	DEPARTMENT PROFIT / LOSS (LINE 39 MINUS 60 & 61)		1438	-6436	9750	1665		

PERSONNEL SUMMARY

Line		General Manager	Manager	F & I Mgr. New / Used	Sales Person	Technician BCX	Technician Competitive	Clerical	Other	Total	Service: Stalls BCX	Service: Stalls Competitive
67	NEW		3	1	5			1	5	15		
68	USED		1	2	4			1	2	10		
69	SERVICE		1		3	12		2	6	24	21	
70	PARTS				4				2	6		
71	BODY								.			
72	ADM / OFFICE	2	2					3	4	11		
73	TOTAL	2	7	3	16	12		7	19	66	21	

75 PAYROLL CURRENT MONTH $

	LABOR RATES			
77	$ RETAIL	$ 90	INTERNAL	$ 90
78	$ WARRANTY	$ 76	BODY & PAINT	$

DAIMLERCHRYSLER 2005 PAGE 5